SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
	Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by
	Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or
	Section 240.14a-12

				SURGIDYNE, INC.
		(Name of Registrant as Specified In Its Charter)
				Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
	and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction
		computed pursuant to Exchange Act Rule
		0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[x]	Check box if any part of the fee is offset as provided by Exchange
	Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:  $40.00.  Calculated pursuant to
		Rule 0-11(c)(2), based on the 1/50 of 1% of $200,000.
	2)	Form, Schedule or Registration Statement No.:  Schedule PREM14A
	3)	Filing Party:  Surgidyne, Inc.
	4)	Date Filed:  October 12, 2001

Dear Shareholder:

	The Board of Directors (the "Board") of Surgidyne, Inc. (the "Company" or "Surgidyne") is pleased to announce that it has approved a sale of all of its assets (except for cash and corporate records) to Oxboro Medical, Inc. ("Oxboro"), a Minnesota corporation (the "Asset Sale"). Oxboro has agreed to purchase such assets pursuant to that certain Asset Purchase Agreement dated October 4, 2001 (the "Asset Agreement") in exchange for $200,000 cash. The Company believes that such purchase price will be paid out of Oxboro's current cash balance. This is the best offer that the Company has received in several years of searching for a prospective buyer or merger, and therefore, the Board has determined that this transaction is fair to, and in the best interests of, the shareholders of the Company. Following the Asset Sale, if approved, the Company plans to explore subsequent business relationships with other entities in effort to further advance the interests of the shareholders of the Company. As such, the Board unanimously recommends that the shareholders vote in favor of the Asset Sale.

	The Asset Sale is designed to permit the Company to pay in full certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) not assumed by Oxboro and retain a modest cash balance of approximately $15,000 in order to maintain the remaining public shell. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. The Asset Sale also provides for on-going sales of and support for, the Company's products to many of the Company's long-term, loyal customers. The Company expects that Oxboro, with its significant resources, will not only continue to sell and support the Company's current products, but will expand the line as well.

	The Company is currently seeking an existing private company with significant resources and potential to merge into the Company's remaining public shell. It is the Company's goal to secure as large a position as possible in the newly merged company to enable the Company's shareholders to benefit from the increased potential of such company.

	In connection with the Asset Sale, the shareholders of the Company are being asked to approve amendments to the Company's Articles of Incorporation, as amended, to change the Company's name to Surg II, Inc. and, in order to facilitate possible future financing and/or business combination transactions, to increase the authorized shares of the Company from Twenty Million (20,000,000) to Two-Hundred Million (200,000,000).

	You are cordially invited to attend a special meeting of the shareholders of the Company (the "Special Meeting") to vote on the following: (i) to approve and adopt the Asset Sale in accordance with the Asset Agreement; (ii) to approve an amendment to Articles of Incorporation, as amended, to change the name of the Company to Surg II, Inc.; and (iii) to approve an amendment to the Articles of Incorporation, as amended, to increase the authorized shares of the Company to Two-Hundred Million (200,000,000). Your Vote Is Very Important. Whether or not you plan to attend the Special Meeting, please take the time to vote on the proposals submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote "AGAINST" the Asset Sale, the name change and the increase in the authorized shares.

	The date, time and place for the Special Meeting is:

	*	_____________, December __, 2001, at __:__ p.m. (Minneapolis
								   time)

	*	________
		___________________
		__________, Minnesota
		Telephone No. (___) ___-____

	The enclosed Proxy Statement provides detailed information about the Asset Sale and the related proposals. You are encouraged to read the entire Proxy Statement carefully.

					Sincerely,

					/s/Theodore A. Johnson

					Chairman of the Board of Directors

	Minneapolis, Minnesota
	December __, 2001

				SURGIDYNE, INC.
			     9909 South Shore Drive
			  Minneapolis, Minnesota  55441



		   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
			to be held on December __, 2001



To the Shareholders of the Company:

	Notice is hereby given that a special meeting (the "Special Meeting") of the shareholders of Surgidyne, Inc. (the "Company" or "Surgidyne") will be held at __:__ p.m. (Minneapolis time) on _____________, December __, 2001, at ________, ___________________, __________, Minnesota, to consider and vote on (a) a proposal to approve and adopt that certain Asset Purchase Agreement dated October 4, 2001 (the "Asset Agreement"), pursuant to which the Company will sell all of its assets (except for cash and corporate records) to Oxboro Medical, Inc. (the "Asset Sale"), (b) a proposal to approve an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company, and (c) a proposal to approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares. Details of this transaction and other important information are set forth in the accompanying Proxy Statement, which the Board of Directors of the Company urges you to read carefully.

	THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS AN AFFIRMATIVE VOTE FOR EACH PROPOSAL.

	The Board of Directors of the Company has fixed the close of business on November 7, 2001, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) of the Special Meeting. A complete list of the shareholders entitled to vote at the Special Meeting, or any adjournment(s) or postponement(s) thereof, will be available at and during the Special Meeting.

	You have the unconditional right to revoke your proxy at any time prior to its use at the Special Meeting by:

	*	attending the Special Meeting and voting in person,

	*	delivering to the Company, prior to the vote at the Special
		Meeting, a duly executed proxy with a later date than your original proxy, or

	*	giving written notice of revocation to the Company addressed
		to Mr. Charles McNeil, Executive Vice President, Surgidyne, Inc., 9909 South Shore Drive, Minneapolis, Minnesota, 55441, prior to the vote at the Special Meeting.

	If you return a proxy without specifying a choice on the proxy, the proxy will be voted "FOR" each of the proposals to be voted on at the Special Meeting. Additional information regarding the Special Meeting is included in the attached Proxy Statement.

	Under Minnesota law, the holders of shares of common stock of the Company have the right to dissent from the Asset Sale and receive payment of the fair value of their shares upon compliance with the Minnesota Business Corporation Act (the "MBCA"). This right is explained more fully in the section of the attached Proxy Statement entitled "Rights of Dissenting Shareholders." Further, the dissenters' rights provisions of the MBCA are attached to the Proxy Statement as Appendix C.

	Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and return the accompanying proxy card without delay in the enclosed postage prepaid envelope. The proxy is revocable and will not be used if you are present and vote in person. If you receive more than one proxy card because you own shares registered in different names, or at different addresses, please sign and return each proxy card.


					BY ORDER OF THE BOARD OF DIRECTORS

Minneapolis, Minnesota			/s/ Theodore A. Johnson
December __, 2001			Chairman of the Board of Directors

			PROXY STATEMENT

		SPECIAL MEETING OF SHAREHOLDERS

			December __, 2001

		________________________________


	This proxy statement ("Proxy Statement") is provided to you in connection with a special meeting (the "Special Meeting") of the shareholders of Surgidyne, Inc. (the "Company" or "Surgidyne"), that will be held at __:__ _.m. (Minneapolis time) on _____________, December __, 2001, at ________, _______________, ________, Minnesota, and any adjournment thereof.
The accompanying proxy is being solicited by the Board of Directors of the Company.

	At the Special Meeting, you will be asked to approve (i) that certain Asset Purchase Agreement, dated October 4, 2001 (the "Asset Agreement"), pursuant to which the Company will sell substantially all of its assets (the "Asset Sale") to Oxboro Medical, Inc. ("Oxboro"), (ii) the amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company to Surg II, Inc., and (iii) the amendment of the Company's Articles of Incorporation, as amended, to increase the authorized capital stock to Two-Hundred Million (200,000,000) shares. The Board of Directors (the "Board") of the Company unanimously recommends that you vote "FOR" each proposal. By signing and returning the accompanying proxy, you authorize Theodore A. Johnson, the Chairman of the Board (with the power to act alone and with the power of substitution and revocation) to vote all of your shares. Your proxy, if properly completed, signed and dated will be voted as you have directed. Regardless of the size of your holdings, you are encouraged to complete and return the proxy card so that your shares may be voted at the meeting.

	We are sending this Proxy Statement and the accompanying form of proxy to you on or about December __, 2001.

	Only holders of record of shares of common stock ("Surgidyne Common Stock") and Series A convertible preferred stock ("Surgidyne Preferred Stock") of the Company at the close of business on November 7, 2001 (the "Record Date") are entitled to vote at the meeting. Each share of Surgidyne Common Stock and Surgidyne Preferred Stock is entitled to one vote. As of the Record Date, a total of 9,047,085 shares of Surgidyne Common Stock, including shares of Surgidyne Preferred Stock on an as-if converted 1:1 basis (collectively "Common Equivalents"), were outstanding. A majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock entitled to vote, represented in person or by proxy, is required for a quorum. Each of (i) the Asset Agreement, (ii) the amendment to the Articles of Incorporation, as amended, to change the name of the Company and (iii) the amendment to the Articles of Incorporation, as amended, to increase the authorized number of shares, must be approved by the holders of a majority of outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock.

			SUMMARY TERM SHEET

	This Summary Term Sheet may not contain all of the information that is important to you. For a more complete understanding of the Asset Sale and the other information contained in this Proxy Statement, you should read this entire Proxy Statement carefully, as well as the additional documents to which it refers.

THE SPECIAL MEETING

Date, Place and
Time of the Special
Meeting.........This Proxy Statement is furnished to holders of shares of
		Surgidyne Common Stock and Surgidyne Preferred Stock for use at the Special Meeting, and any adjournments or postponements thereof. The Special Meeting will be held at __:__ _.m. (Minneapolis time) on _____________, December __, 2001, at ________, _______________, ________, Minnesota. See the
		"Notice of Special Meeting of Shareholders," accompanying this Proxy Statement, and "The Special Meeting-General."

Record Date,
Quorum and Voting
at the Meeting..The Company has set November 7, 2001, as its Record Date for
		determining those shareholders who are entitled to notice of and to vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock is necessary to constitute a quorum at the meeting. Approval of the Asset Sale and amendments to the Company's Articles of Incorporation, as amended, requires the affirmative vote of the holders of a majority of all outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock (on an as-if converted basis), voting as a single class. Each share of Surgidyne Common Stock and Surgidyne Preferred Stock is entitled to one vote. It is expected that all shares of Surgidyne Common Stock and Surgidyne Preferred Stock beneficially owned or controlled by the directors and officers of the Company will be voted in favor of the Asset Sale. See "The Special Meeting-Record Date; Shareholders Entitled to Vote; Voting; Quorum."

THE PARTIES

Surgidyne.......Surgidyne, Inc., a Minnesota corporation, is a publicly held
		corporation. The Surgidyne Common Stock is currently listed on the over-the-counter bulletin board (the "OTCBB") under the symbol "SGDN." Surgidyne designs, develops, manufactures and markets specialty medical and surgical wound drainage products used in hospital operating and emergency rooms. The principal executive office of the Company are located at 9909 South Shore Drive, Minneapolis, Minnesota, and its telephone number is
		(763) 595-0665. See "Proposal 1: Approval of the Asset Agreement-The Parties" and "Information Concerning The Company."

Oxboro..........Oxboro Medical, Inc., a Minnesota corporation, is a publicly
		held corporation. The common stock of Oxboro currently trades on the Nasdaq SmallCap Market under the symbol "OMED." Oxboro develops, assembles and markets single-use disposable medical supplies and medical and surgical devices, including, silicone surgical loops, silicone and fabric surgical clamp covers, surgical instrument protection guards, suture aid booties, surgical instrument identification sheet and roll tape, surgical instrument cleaning brushes and various holders and organizers for surgical instruments used in the operating room. Oxboro's wholly-owned subsidiary, Sterion, Inc., manufactures and markets a proprietary line of surgical instrument sterilization containers and related disposable supplies. The principal executive office of Oxboro is located at 13828 Lincoln Street S.E., Ham Lake, Minnesota, and its telephone number is (763) 755-9516. See "Proposal 1: Approval of the Asset Agreement-The Parties"

THE ASSET SALE

Reasons for the
Asset Sale......The Company's sales have steadily declined since peaking in
		1992, as the Company has been unsuccessful in its endeavors to make the Company a successful, profitable business entity via growth, merger or acquisition. Specifically, the Company has been unsuccessful in its endeavors to enter into new markets with existing products or to develop and bring new products to market. During the last two years, the Company's accumulated deficit has grown from $4,672,542 at September 30, 1999 to $4,971,320 at September 30, 2001. During the same period, total assets and stockholders' equity declined from $349,831 and $199,500 at September 30, 1999 to $204,876 and $34,946 at
		September 30, 2001, respectively. At September 30, 2001, the Company had working capital of only $12,708. The Company does not have sufficient cash to pay its outstanding creditors. In 2001, the Company received notification from two of its creditors that each such creditor intended to take legal action unless paid in full. The Company has taken steps to avoid such legal action and intends to pay each such creditor in full from the proceeds of the Asset Sale. Prior to Oxboro, the Company has been unsuccessful in finding an acceptable merger, business combination or sale option, despite working with an investment bank, as well as other parties in the business community. As such, unless shareholders approve this transaction, the Company believes that it will be forced to curtail or cease operations and seek protection under Chapter 7 of the bankruptcy code. See "Proposal 1: Approval of the Asset Agreement-Reasons for the Asset Sale."

		The Company believes that the Asset Sale will provide the Company with sufficient cash to pay certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) that will not be assumed by Oxboro and leave the Company with a modest cash balance of approximately $15,000 to maintain the remaining public shell. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. As the Company is proposing to sell substantially all of its assets, no operating business will remain after the Asset Sale. The Company's balance sheet following the Asset Sale will be comprised of the estimated cash balance and an equal amount of equity and no other assets or liabilities will remain. Additionally, the Company will not generate any further revenues after the Asset Sale. See "Proposal 1: Approval of the Asset Agreement-Reasons for the Asset Sale."

		The Company also believes that the Asset Sale will enable the Company to seek a business combination or other transaction with an opportunity that will be more attractive than the Company's current wound drainage business. The Company hopes to utilize its remaining capital structure to attract a business opportunity that will maximize potential value to shareholders. See "Proposal 1: Approval of the Asset Agreement-Reasons for the Asset Sale."

Background of the
Asset Sale......In early 1997, Mr. Gary Copperud contacted Mr. Johnson and made
		an offer to purchase the Company. At this time, Mr. Copperud was not affiliated with Oxboro, but rather was seeking to acquire the Company on his own behalf. Mr. Copperud subsequently became a director of Oxboro in 1998. The offer Mr. Copperud presented was a per share purchase price of $0.025 for an aggregate purchase price of approximately $180,000. Due to the Company's financial status and trading price in the public market at that time, the Board of Directors of the Company believed that the value of the Company was higher and, therefore, the offer was too low. Mr. Johnson presented a counter offer to Mr. Copperud of $0.07 per share, a value between the bid and ask price for the Surgidyne Common Stock as reported by the Minneapolis Star Tribune, which was rejected by Mr. Copperud. Mr. Johnson and Mr. Copperud attempted to continue negotiations but they could not reach a mutually satisfactory price and, therefore, they elected not to proceed with a transaction at that time. "Proposal 1:
		Approval of the Asset Agreement-Background of the Asset Sale."

		Following a number of unsuccessful attempts in locating an acceptable merger, business combination or sale, in June, 2001, Mr. Johnson and Mr. Copperud met again. This time, Mr. Copperud met with Mr. Johnson as a member of the Board of Directors of Oxboro. The meeting between Mr. Johnson and Mr. Copperud focused on the potential acquisition of the Company by Oxboro. Mr. Copperud suggested that Oxboro would purchase the Company to compliment its own product line and, therefore, recommended that Mr. Johnson meet with Mr. Berkeley, the Chief Executive Officer of Oxboro. Mr. Johnson and Mr. Berkeley met to discuss the framework of the potential transaction and agreed to explore the possibility of a transaction with their respective Boards of Directors. Ultimately, following some negotiations, Oxboro presented the Company with a letter of intent whereby Oxboro agreed to pay $200,000 for the Company's assets. The Company believed, and continues to believe, that such amounts would be paid from Oxboro's current cash balance. "Proposal 1: Approval of the Asset Agreement-Background of the Asset Sale."

		At a special meeting of the Board of Directors held in August, 2001, following consideration of various factors, including, but not limited to, the unsuccessful efforts to find another purchaser through Equity Securities or otherwise, the potential for future growth of the Company's products, the opportunity to develop new products, the opportunity to raise additional capital, the current financial position of the Company and several valuation methods, the Board of Directors authorized Mr. Johnson to proceed with the negotiation of a final Asset Agreement, which was subsequently executed on October 4, 2001. "Proposal 1: Approval of the Asset Agreement-Background of the Asset Sale."

Certain
Relationships...There are certain relationships between the Company and its
		officers and directors that may be affected by the Asset Sale. In particular, Mr. McNeil is currently owed $9,898 by the Company pursuant to a promissory note. The Company plans to repay such amount out of the proceeds from the Asset Sale. Certain officers and directors, Mr. Johnson and Mr. McNeil, have warrants to purchase 200,000 and 215,000 shares, respectively, of Surgidyne Common Stock at an exercise price of $0.17 per share and EMBRO Corporation, a corporation owned by an officer and a director of the Company, Mr. Fiegel and Dr. Knighton, has warrants to purchase 65,000 shares of Surgidyne Common Stock at an exercise price of $0.17 per share. These warrants will not be affected by this acquisition. See "Proposal 1: Approval of the Asset Agreement-Certain Relationships."

		Mr. McNeil has entered into a Consulting Agreement with Oxboro pursuant to which he will provide new product and business development consulting services contacts and information for an initial term of 180 "billable days" at a rate of $300 per "billable day." See "Proposal 1: Approval of the Asset Agreement-Certain Relationships."

		As consideration for their agreement to stay with the Company until the completion of the Asset Sale, the Company has agreed to pay the three employees of the Company other than Mr. McNeil a one-time bonus payment of $5,000 for an aggregate total of $15,000. None of these employees will be employed by the Company following the closing of the Asset Sale, however, the Asset Agreement gives Oxboro the option of interviewing and making an offer in writing of employment to such employees.
		See "Proposal 1:  Approval of the Asset Agreement-Certain
		Relationships."

Effect of the Asset
Sale............The Company will receive $200,000 in cash in exchange for the
		sale of all of the Company's assets (except for cash and corporate records) and the assumption of substantially all trade payables as well as most other liabilities. The Company believes that such purchase price will be paid out of Oxboro's current cash balance. The Company further believes that this should allow the Company to pay in full certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) that have not been assumed by Oxboro and retain a modest cash modest cash balance of approximately $15,000 in order to maintain the remaining public shell, as the Company currently intends to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. See "Proposal 1: Approval of the Asset Agreement-Effect of the Asset Sale."

		As the Company is proposing to sell substantially all of its assets, no operating business will remain after the Asset Sale. The Company's balance sheet following the Asset Sale will be comprised of the estimated cash balance and an equal amount of equity and no other assets or liabilities will remain. Additionally, the Company will not generate any further revenues after the Asset Sale. See "Proposal 1: Approval of the Asset Agreement-Effect of the Asset Sale."


Reason for the Name
Change..........As part of the Asset Agreement the Company has agreed to change
		its name to Surg II, Inc. See "Proposal 2: Amendment of Articles to Change the Company Name" and Appendix B.

Reason for the
Increase in
Shares..........The Board of Directors of the Company believes it may need to
		sell additional shares of the Company to one or more investors in order to make the Company more attractive to a potential merger partner or to obtain funds necessary to operate the Company on a going forward basis. In addition, the Company assumes that in the event that it is able to find a suitable business partner with which to merger, the Company may need to issue a large number of the Company's authorized but unissued shares or otherwise recapitalize. The authorization of additional shares will enable the Board to issue shares of one or more classes of stock without notice to or approval of the shareholders. Any such issuance could significantly dilute the interests of the current shareholders. Additionally, an increase in the number of authorized shares could be used by the Board as an anti-takeover mechanism. See "Proposal 3:
		Amendment of Articles to Increase Authorized Shares" and
		Appendix 8.

Recommendation of
the Board of
Directors.......The Board of Directors of the Company has approved the Asset
		Sale, name change and increase in number of shares authorized. Further, the Board of Directors unanimously recommends that the shareholders of the Company vote "FOR" each proposal. See "Proposal 1: Approval of the Asset Agreement-Background of the Asset Sale," "Proposal 1: Approval of the Asset Agreement-Favorable Recommendation of the Company's Board of Directors," "Proposal 2: Amendment of the Articles to Change the Company Name-Favorable Recommendation of the Company's Board of Directors," and "Proposal 3: Amendment of the Articles to Increase Authorized Shares-Favorable Recommendation of the Company's Board of Directors."

Dissenter's
Rights..........Under the MBCA, the shareholders of the Company are entitled to
		assert dissenters' rights.  See "Rights of Dissenting
		Shareholders."

THE ASSET AGREEMENT

Effective Time of
the Asset Sale..The Asset Sale will become effective at the time to be
		specified in the Asset Agreement and is expected to close as soon as practicable following a successful vote by the shareholders of the Company. See "The Asset Agreement-General" and Appendix A.

Conditions to the
Asset Sale......The Asset Sale will be completed only if:

		* it is approved by the holders of a majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock; and

		* no event occurs that would either (i) prevent the consummation of the transactions contemplated by the Asset Agreement, or (ii) cause any of the transactions contemplated by the Asset Agreement to be rescinded following consummation of such transactions.

		See "The Asset Agreement-Conditions to Consummation of Asset Sale" and Appendix A.

Assets Sold and
Liabilities
Assumed.........All of the assets of the Company are being sold except the
		Company's cash on hand and the Company's corporate records. Oxboro will assume almost all liabilities, including all trade and accounts payable and certain other trade and accounts payable to be set forth on the closing payable sheet. The Company believes that the Asset Sale will provide the Company with sufficient cash to pay certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) that will not be assumed by Oxboro and leave the Company with a modest cash balance of approximately $15,000 to maintain the remaining public shell. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. As the Company is proposing to sell substantially all of its assets, no operating business will remain after the Asset Sale. The Company's balance sheet following the Asset Sale will be comprised of the estimated cash balance and an equal amount of equity and no other assets or liabilities will remain. Additionally, the Company will not generate any further revenues after the Asset Sale. See "The Asset Agreement-General" and Appendix A.

Indemnification.The Company has agreed to provide to Oxboro indemnification
		from all damages, losses, costs and expenses that it may suffer as a result of certain items including, any unassumed liabilities, breach of the representations and warranties in the Asset Agreement and third party product claims for products which were in inventory or sold prior to the closing on the Asset Agreement. This indemnification is effective for one year from the date of the closing and for a maximum of $20,000.
		See "The Asset Agreement-Indemnification."

Amending or
Waiving Terms...At any time prior to the closing of the Asset Sale, the Company
		and Oxboro may amend the Asset Agreement to the extent permitted by law before or after the shareholders of the Company vote on the Asset Sale. After the shareholders of the Company approve the Asset Sale, applicable law may require that subsequent amendments be approved by such shareholders. See "The Asset Agreement-Amending or Waiving Terms of the Asset Agreement."

Federal Income Tax
Consequences....The Asset Sale will be treated as a taxable sale of assets by
		the Company under the Internal Revenue Code of 1986, as amended, but will not result in any federal income tax consequences to shareholders of the Company, other than shareholders exercising dissenters' rights under the MBCA. See "The Asset Agreement-Federal Income Tax Consequences."




Regulatory and
Third-Party
Approvals.......It is believed that no regulatory approvals or third-party
		approvals are or will be required in connection with the Asset Sale. See "The Asset Agreement-Regulatory and Third Party Approvals."

			TABLE OF CONTENTS

SUMMARY TERM SHEET							i
	THE SPECIAL MEETING						i
	THE PARTIES							i
	THE ASSET SALE							ii
	THE ASSET AGREEMENT						v

QUESTIONS AND ANSWERS							1

THE SPECIAL MEETING							5
	General								5
	Matters to Be Considered					5
	Record Date; Shareholders Entitled to Vote; Voting; Quorum	5
	Solicitation of Proxies						6
	Revocation of Proxies						6

PROPOSAL 1:  APPROVAL OF THE ASSET AGREEMENT				6
	Background of the Asset Sale; Reasons for the Asset Sale	7
	Background of the Asset Sale					8
	Certain Relationships						9
	Effects of the Asset Sale					10
	Favorable Recommendation of the Company's Board of Directors	10
	Federal Income Tax Consequences					11

THE ASSET AGREEMENT							12
	General								12
	Representations and Warranties					13
	Covenants							13
	Conditions to Consummation of Asset Sale			13
	Amending or Waiving Terms of the Asset Agreement		13
	Indemnification							13
	Expenses							14
	Regulatory and Third-Party Approvals				14
	Exhibits and Schedules						14

RIGHTS OF DISSENTING SHAREHOLDERS					14

INFORMATION CONCERNING THE COMPANY					15
	General								15
	Products							15
	Marketing and Distribution					16
	Suppliers							16
	Competition							16
	Government Regulation						16
	Security Ownership of Certain Beneficial Owners and Management	17
	Financial Statements						18

PROPOSAL 2:  AMENDMENT OF ARTICLES TO CHANGE THE COMPANY NAME		19
	Favorable Recommendation of the Company's Board of Directors	19

PROPOSAL 3:  AMENDMENT OF ARTICLES TO INCREASE AUTHORIZED SHARES	19
	Possible Effects of the Proposed Amendment			20
	Favorable Recommendation of the Company's Board of Directors	20

OTHER BUSINESS								21

APPENDIX A:  ASSET AGREEMENT						A-1

APPENDIX B:  ARTICLES OF AMENDMENT					B-1

APPENDIX C:  MBCA DISSENTERS' RIGHTS					C-1

APPENDIX D:  FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000	D-1

APPENDIX E:  FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2001	E-1

APPENDIX F:  FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2001	F-1

APPENDIX G:  FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED
		SEPTEMBER 30, 2001					G-1

INDEPENDENT AUDITOR'S REPORT						H-1

			QUESTIONS AND ANSWERS

	This Question and Answer section highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. For a more complete understanding of the Asset Sale and the other information contained in this Proxy Statement, you should read this entire Proxy Statement together with the Exhibits.

Where And When Is The Special Meeting?

	The Special Meeting will be held at __:__ _.m. (Minneapolis time), on _____________, December __, 2001, at ________, _______________, ________,
Minnesota.  See "The Special Meeting-General."

What Matters Will Be Voted Upon At The Special Meeting?

	Shareholders of the Company are being asked to consider and vote on three proposals: (i) approval of the Asset Agreement, (ii) approval of an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company to Surg II, Inc., and (iii) approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the authorized capital stock of the Company to Two-Hundred Million (200,000,000) shares. See "The Special Meeting-Matters to Be Considered."

Who Can Vote At The Special Meeting?

	Holders of Surgidyne Common Stock and Surgidyne Preferred Stock at the close of business on the Record Date, November 7, 2001, are entitled to notice of and to vote at the Special Meeting. Each share of Surgidyne Common Stock and each share of Surgidyne Preferred Stock is entitled to one vote. On the Record Date, 9,047,085 shares of Surgidyne Common Stock, including Common Equivalents, were outstanding. See "The Special Meeting-Record Date; Shareholders Entitled to Vote; Voting; Quorum."

Why Should Surgidyne Sell Its Assets To Oxboro?

	The Company's sales of wound drainage products used in hospital operating and emergency rooms have steadily declined since peaking in 1992 at approximately $1.2 million annually, as the Company has been unsuccessful in its endeavors to make the Company a successful, profitable business entity via growth, merger or acquisition. Specifically, the Company has been unsuccessful in its endeavors to enter into new markets with existing products or to develop and bring new products to market. During the last two years, the Company's accumulated deficit has grown from $4,672,542 at September 30, 1999 to $4,971,320 at September 30, 2001. During the same period, total assets and stockholders' equity declined from $349,831 and $199,500 at September 30, 1999 to $204,876 and $34,946 at September 30, 2001, respectively. At September 30, 2001, the Company had working capital of only $12,708. The Company does not have sufficient cash to pay its outstanding creditors. In 2001, the Company received notification from two of its creditors that each such creditor intended to take legal action unless paid in full. The Company has taken steps to avoid such legal action and intends to pay each such creditor in full from the proceeds of the Asset Sale. Prior to Oxboro, the Company has been unsuccessful in finding an acceptable merger, business combination or sale option, despite working with an investment bank, as well as other parties in the business community. As such, unless the shareholders approve the Asset Sale, the Company currently believes that it will be forced to curtail and cease operations and seek protection under Chapter 7 of the bankruptcy code.

	The Company has explored a number of options over the last five years including merging with or selling its assets to another person or entity. However, each of these other transactions failed to materialize for reasons such as unacceptably low offer prices for the assets, lack of interest from potential buyers or the possibility that the combined efforts of the parties would be unable to secure the requisite equity capital on a going forward basis. The Board of Directors of the Company believes that the Asset Sale to Oxboro presents the best option to the Company at this point in time. The Board believes the transaction is fair to, and in the best interests of, the shareholders of Surgidyne and also adequately protects the interests of the Company's creditors because the proceeds of the sale should allow the Company to pay in full certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses)
not assumed by Oxboro and retain a modest cash balance of approximately $15,000. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. Furthermore, the remaining public shell would provide the Board with the potential ability to locate a business combination or other opportunity with better potential than the Company's current wound drainage business, thereby maximizing
shareholder value.   See "Proposal 1:  Approval of the Asset Agreement-Reasons
for the Asset Sale" and "Proposal 1: Approval of the Asset Agreement-Background of the Asset Sale."

Who Is Oxboro?

	Oxboro Medical, Inc. is a publicly held Minnesota corporation which develops, assembles and markets single-use disposable medical supplies and medical and surgical devices. Oxboro also manufactures and markets a proprietary line of surgical instrument sterilization containers and related disposable supplies through its Sterion, Inc. subsidiary. Oxboro's common stock is currently trading on the Nasdaq SmallCap Market under the symbol "OMED." See "Proposal 1: Approval of the Asset Agreement-The Parties."

What Will Be Received In Exchange For The Surgidyne Assets?

	The Company will receive $200,000 in cash in exchange for the sale of all of the Company's assets (except for cash and corporate records) and the assumption of substantially all trade and other specified payables. The Company believes that such purchase price will be paid out of Oxboro's current cash balance. The Company further believes that this should allow the Company to pay in full certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) that have not been assumed by Oxboro and retain a modest cash balance of approximately $15,000 to maintain the remaining public shell. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. See "Proposal 1: Approval of the Asset Agreement-Effects of the Asset Sale."

How Was The Purchase Price Determined?

	The purchase price was determined through arm's length negotiation between Theodore A. Johnson, the Chairman of the Board of the Company, and David Berkley, the Chief Executive Officer of Oxboro. Mr. Johnson and the Board of Directors of the Company reached agreement on the purchase price considering the Company's current book asset value of $235,877 (as of June 30, 2001), the lack of cash to pay the Company's creditors, the decline of the Company's sales, the continuing losses and shortage of working capital of the Company and the lack of any suitable alternatives for the Company. The
Company did not hire a financial advisor in connection with the Asset Sale due to the low value of the Company and the high cost of such advisors, however, the Board of Directors believes that the Asset Sale is fair to the shareholders and adequately protects the interests of the Company's creditors, given the Company's current financial situation. See "Proposal 1: Approval of the Asset Agreement-Background of the Asset Sale."

How Will I Be Taxed On The Asset Sale?

	There should be no tax to individual shareholders in connection with the sale of the assets. The material tax issues affecting dissenting shareholders are discussed under "Proposal 1: Approval of the Asset Agreement-Federal Income Tax Consequences." Regardless, all shareholders are urged to consult their tax advisors to determine the effect of the Asset Sale under federal tax law (or foreign tax law where applicable), and under their own state and local tax laws.

Are There Any Conditions To The Asset Sale?

	Yes. The Asset Sale will be completed only if: it is approved by the holders of a majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock; and no event occurs that would either (i) prevent the consummation of the transactions contemplated by the Asset Agreement, or (ii) cause any of the transactions contemplated by the Asset Agreement to be rescinded following consummation of such transactions. See "The Asset Agreement-Conditions to Consummation of Asset Sale."

What Will Happen To Surgidyne After The Asset Sale?

	As the Company is proposing to sell substantially all of its assets, no operating business will remain after the Asset Sale. The Company's balance sheet following the Asset Sale will be comprised of the estimated cash balance and equity and no other assets or liabilities will remain. Additionally, the Company will not generate any further revenues after the Asset Sale. The Board of Directors of the Company intends to actively seek a business combination or some other transaction that has the potential to increase the value to the existing shareholders. See "Proposal 1: Approval of the Asset Agreement-Effects of the Asset Sale."

Are Surgidyne Shareholders Entitled To Dissenters' Rights?

	Yes, under the MBCA, the shareholders of the Company are entitled to dissenters' rights. The rules governing the exercise of dissenters' rights must be strictly complied with, otherwise the dissenters' rights of a shareholder may be lost. For a description of these rights and how to satisfy the requirements of the MBCA, see "Rights of Dissenting Shareholders" and Appendix C.

Why Change The Name Of The Company?

	As part of the Asset Agreement the Company has agreed to amend its Articles of Incorporation, as amended, and change its name to Surg II, Inc. See "Proposal 2: Amendment of Articles to Change the Company Name" and Appendix B.

Why Increase The Number Of Shares Authorized?

	The Board of Directors believes that it may need additional authorized shares in order to facilitate a possible business combination and/or possible fundraising needs following the Asset Sale. Approving the authorization of additional shares will, however, enable the Board to issue shares of one or more classes of stock without notice to or approval of the shareholders. Any such issuance could significantly dilute the interests of the current shareholders. Additionally, an increase in the number of authorized shares could be used by the Board as an anti-takeover mechanism. See "Proposal 3:
Amendment of Articles to Increase Authorized Shares" and Appendix B.

What Quorum and Vote Are Required?

	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock is necessary to constitute a quorum at the Special Meeting. Each Proposal must be approved by the holders of a majority of the shares of Surgidyne Common Stock and Surgidyne Preferred Stock (on an as-if converted basis) outstanding on the Record Date voting as a single class. It is expected that all shares of Surgidyne Common Stock and Surgidyne Preferred Stock beneficially owned or controlled by the directors and officers of the Company will be voted in favor of each of the proposals. See "The Special Meeting-Record Date; Shareholders Entitled to Vote; Voting; Quorum."

How Does the Board of Directors Recommend That I Vote On Each Proposal?

	The Board of Directors of the Company believes that the Asset Sale is in the best interests of the Company and its shareholders and unanimously recommends that the shareholders vote "FOR" each of the three proposals. See "Proposal 1: Approval of the Asset Agreement; Favorable Recommendation of the Company's Board of Directors;" "Proposal 2: Amendment of Articles to Change the Company Name; Favorable Recommendation of the Company's Board of Directors;" and "Proposal 3: Amendment of Articles to Increase Authorized Shares; Favorable Recommendation of the Company's Board of Directors."

If I Send In My Proxy Card But Forget To Indicate My Vote, How Will My Shares
	Be Voted?

	If you sign and return your proxy card but do not indicate how to vote your shares at the Special Meeting, the shares represented by your proxy will be voted "FOR" each Proposal.

What Should I Do Now To Vote At The Special Meeting?

	Sign, mark and mail your proxy card indicating your vote on the Asset Sale in the enclosed return envelope as soon as possible, so that your shares of Surgidyne Common Stock can be voted at the Special Meeting. You may also vote by faxing a copy of your proxy card to the Company at (763) 595-0667, prior to the vote at the Special Meeting. In the event that you vote by fax, however, please also provide the Company with an original copy of such proxy card.

May I Change My Vote After I Mail My Proxy Card?

	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You can do this in three ways:

	* You can send a written statement to Surgidyne stating that you revoke your proxy, which to be effective must be received by Surgidyne prior to the vote at the Special Meeting; or

	* You can send a new proxy card to Surgidyne prior to the vote at the Special Meeting, which to be effective must be dated after your original proxy and received by Surgidyne prior to the vote at the Special Meeting; or

	* You can attend the Special Meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Special Meeting and cast your vote at the Special Meeting.

	You should send your revocation of a proxy or new proxy card to Mr. Charles McNeil, Executive Vice President, at the address on the cover of this Proxy Statement. See "The Special Meeting-Revocation of Proxies."

Whom Should I Call if I Have Questions?

	If you have questions about anything discussed in the Proxy Statement you may call Charles McNeil, Executive Vice President of the Company, at (763) 595-0665.

THE SPECIAL MEETING

General

This Proxy Statement is being furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held at __:__ _.m. (Minneapolis time) on _____________, December __, 2001 at ________, _______________,
________, Minnesota, and at any adjournment or postponement. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about November __, 2001.

Matters to Be Considered

	At the Special Meeting, the holders of Surgidyne Common Stock and Surgidyne Preferred Stock will consider and vote on the following:

	a) a proposal unanimously recommended by the Board of Directors of the Company to approve and adopt the Asset Agreement.

	b)	a proposal unanimously recommended by the Board of Directors of
		the Company and as required by the Asset Agreement to amend the Articles of Incorporation, as amended, to change the name of the Company to Surg II, Inc.

	c)	a proposal unanimously recommended by the Board of Directors of
		the Company to approve and adopt an amendment to the Articles of Incorporation, as amended, of the Company to increase the number of authorized shares of the Company to Two-Hundred Million (200,000,000).

Record Date; Shareholders Entitled to Vote; Voting; Quorum

	The Record Date for the determination of the holders of Surgidyne Common Stock and Surgidyne Preferred Stock entitled to notice of and to vote at the Special Meeting has been set for November 7, 2001. As of that date, there were 9,047,085 shares of Surgidyne Common Stock and Common Stock Equivalents outstanding. Each holder of Surgidyne Common Stock and Surgidyne Preferred Stock is entitled to cast one vote per share, exercisable in person or by properly executed proxy, for matters considered at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Surgidyne Common Stock and Surgidyne Preferred Stock is necessary to constitute a quorum at the Special Meeting.

	Shareholder approval of each Proposal requires the affirmative vote of the holders of a majority of shares of Common Equivalents. Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" each of the proposals. If an executed proxy is returned and the shareholder has abstained from voting on any proposal, the shares represented by such proxy will be considered present at the meeting for the purpose of determining the quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such proposal. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more proposal, such shares will be considered present at the meeting for the purpose of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such proposal.
As such, abstentions, broker non-votes and shares that are not represented in person or by proxy will have the same effect as a vote "AGAINST" the approval of each of the proposals.

	APPROVAL OF EACH PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OF SURGIDYNE COMMON STOCK AND SURGIDYNE PREFERRED STOCK.

Solicitation of Proxies

	The Company will bear all expenses of the solicitation of proxies in connection with the Proxy Statement, including the cost of preparing and mailing the Proxy Statement. Officers and directors of the Company may solicit proxies by telephone or electronic transmission and will receive no extra compensation for their services.

Revocation of Proxies

	A proxy given pursuant to this solicitation may be revoked by the person giving such proxy at any time before the proxy is voted. Proxies may be revoked in one of the three following ways: (a) by providing the Company with a written statement prior to the vote at the Special Meeting which provides that you revoke your proxy; (b) by sending a new proxy card to the Company, which is dated after your original proxy and received prior to the vote at the Special Meeting; or (c) by attending the Special Meeting and voting in person, provided, however, that your attendance alone at the Special Meeting will not revoke your proxy.

		PROPOSAL 1:  APPROVAL OF THE ASSET AGREEMENT

	For your convenience, we have summarized the material aspects of the Asset Sale. This summary is not a complete description. We encourage you to refer to the section in this Proxy Statement entitled "The Asset Agreement" and to read Appendix A.

The Parties

	Surgidyne, Inc. Surgidyne, incorporated in Minnesota in 1984 as a successor by merger to a corporation of the same name that was incorporated in Georgia in September 1982, is a publicly held corporation. The Surgidyne Common Stock is currently listed on the OTCBB under the symbol "SGDN." Surgidyne designs, develops, manufactures and markets specialty medical and surgical wound drainage products used in hospital operating and emergency rooms. The principal executive office of the Company is located at 9909 South Shore Drive, Minneapolis, Minnesota, and its telephone number is (763) 595-0665. See also "Information Concerning the Company."

	Oxboro Medical, Inc. Oxboro, incorporated in Minnesota in 1978, is a publicly held corporation. The common stock of Oxboro is currently traded on the Nasdaq SmallCap Market under the symbol "OMED." Oxboro develops, assembles and markets single-use disposable medical supplies and medical and surgical devices. The principal medical products produced and sold by Oxboro include silicone surgical loops, silicone and fabric surgical clamp covers, surgical instrument protection guards, suture aid booties, surgical instrument identification sheet and roll tape, surgical instrument cleaning brushes and various holders and organizers for surgical instruments used in the operating room. Oxboro's wholly-owned subsidiary, Sterion, Inc., which is located in Jacksonville, Texas, manufactures and markets a proprietary line of surgical instrument sterilization containers and related disposable supplies which are used by hospitals, surgical centers and clinics worldwide. The principal executive office of Oxboro is located at 13828 Lincoln Street S.E., Ham Lake, Minnesota, and its telephone number is (763) 755-9516.

Reasons for the Asset Sale

	The Company's sales have steadily declined since peaking in 1992 at approximately $1.2 million annually. Sales for the nine-months ended September 30, 2001 were $347,256. Since 1992, the Company has been unsuccessful in its endeavors to make the Company a successful, profitable business entity via growth, merger or acquisition. Specifically, the Company has been unsuccessful in its endeavors to enter into new markets with existing products or to develop and bring new products to market.. As a result, the Board authorized management to seek alternatives for maximizing shareholder value. Alternatives to be explored included the possible merger with another company, the acquisition of a product line or the sale of some or all of the Company's assets.

	As early as November 1996 the Company began exploring the possible sale of its business to an entity interested in the wound drainage market. From 1997 to 2001 the Company, with assistance from two different local investment-banking firms, held conversations with at least five other entities regarding possible strategic alliances or combinations. In each case, the Company entered into discussions regarding the possible sale to such other entity or the possibility of combining with such other entity and raising additional equity capital to fund the combined enterprise. The ultimate demise of each these efforts, however, was due to the fact that either (i) the potential partner/acquiror became uninterested in acquiring the Company's business, (ii) the Company received an offer to be acquired or (iii) the combined efforts of the parties could not successfully secure the equity capital they would need to pursue the combined opportunity. None of the offers received throughout this five-year process resulted in an offer in an amount equal to or greater than the current Oxboro proposal.

	In early 2000 the Company began discussions with two principals of a small Minneapolis investment bank, Maven Securities, pursuant to which the principals were to assist the Company in looking for potential merger or acquisition candidates. During the time these discussions were being held, Maven was acquired by Equity Securities Investments, Inc. ("Equity Securities"), another small Minneapolis investment bank. In June 2000, the Company signed an agreement with Equity Securities whereby Equity Securities agreed to assist the Company in looking for a merger partner. Both the Company and Equity Securities understood that a partner for the Company might include a private company seeking a lower-cost way to utilize the public equity markets without completing an initial public offering. Such agreement was for an initial one-year term ending June 2, 2001, with either party having the ability to terminate such agreement after such one-year term upon thirty days notice. The agreement provided Equity Securities with the right to purchase 480,000 shares of Surgidyne Common Stock from certain members of the Board, Messrs. Johnson and McNeil, and from EMBRO Corporation, a corporation owned by two directors of the Company, Mr. Fiegel and Dr. Knighton, at a purchase price of $.17 per share. See also "Background of the Asset Sale-Certain Relationships." Additionally, Equity Securities was granted a five-year warrant to purchase up to 600,000 shares at $.17 per share as full payment for its services. Equity Securities identified several potential merger partners and presented such options to the Company. Each of these prospects was deemed unacceptable to the Company, however, due to a combination of their lack of profitability or revenue prospects, perceived low growth potential and inadequate management.
As of the date of this Proxy Statement, neither the Company nor Equity Securities has terminated their agreement, however, no potential partners have been proposed by Equity Securities since April 20, 2001. The Company may use Equity Securities to assist in finding a merger partner following the closing of the Asset Sale.

	During the last two years, the Company's accumulated deficit has grown from $4,672,542 at September 30, 1999 to $4,971,320 at September 30, 2001.
During the same period, total assets and stockholders' equity declined from $349,831 and $199,500 at September 30, 1999 to $204,876 and $34,946 at September
30, 2001, respectively. At September 30, 2001, the Company had working capital of only $12,708. As indicated above, the Company's financial position has continued to worsen, with cash declining to $7,367 as of September 30, 2001.
At this point, the Company does not have sufficient cash to pay its outstanding creditors. In 2001, the Company received notification that two of its creditors intended to take legal action unless paid in full. One such creditor is the holder of a promissory note issued by the Company for amounts loaned to the Company to be used as operating capital to fulfill contract orders from a customer/supplier. Approximately $15,000 is currently owed on such promissory note. In August, 2001, the Company made a payment of $5,000 to such creditor and entered into an oral agreement whereby the Company agreed to pay such creditor all amount due, plus attorneys' fees, out of the proceeds from the Asset Sale. The second creditor, a former attorney, is currently owed approximately $30,000 on a promissory note for legal services previously rendered. In April, 2001, to satisfy the bankruptcy attorney representing the firm of the Company's former attorney, the Company made a payment of approximately $5,000 to such bankruptcy attorney and the Company's former attorney assumed the promissory note. The Company is not currently in default on such note but it does intend to pay such note in full with the proceeds of the Asset Sale. The Board of Directors has unanimously recommended approval of the sale to Oxboro because it is the best offer received to date and inaction is not an option. The Board further believes that unless shareholders approve this transaction, the Company will be forced to curtail or cease operations and seek protection under Chapter 7 of the bankruptcy code.


Background of the Asset Sale

	In early 1997, Mr. Gary Copperud contacted and met with Mr. Johnson to inquire as to whether the Company was for sale. At the time of such meeting, Mr. Copperud was an individual investor with an interest in acquiring a small medical products company. Mr. Copperud had no prior relationship with Mr. Johnson or the Company, nor was he affiliated with Oxboro at this time. Mr. Copperud subsequently became a director of Oxboro in 1998. Mr. Copperud made an offer to Mr. Johnson to buy the Company at the purchase price per share of $.025 or an aggregate amount of approximately $180,000. At the time, given the Company's financial status and its trading price in the public market, the Company's Board of Directors believed the value of the Company was higher. As such, Mr. Johnson made a counter offer of $0.07 per share, which represented a value between the bid and ask price for the Surgidyne Common Stock, as reported by the Minneapolis Star Tribune. Such counter-offer was rejected by Mr. Copperud. Although Mr. Johnson and Mr. Copperud attempted to continue negotiations, they ultimately could not reach a mutually satisfactory price for the Company and, therefore, elected not to proceed with a transaction at that time.

	Following numerous unsuccessful attempts in locating an acceptable partner with whom the Company could merge or combine or to whom the Company could be sold, in on June 8, 2001, Mr. Johnson again met with Mr. Copperud.
This time, Mr. Copperud met with Mr. Johnson as a member of the Board of Directors of Oxboro. The meeting between Mr. Johnson and Mr. Copperud focused on the potential acquisition by Oxboro of the assets of the Company. Although the Company and Oxboro had no previous relationship, Mr. Copperud suggested that Oxboro would purchase the assets of the Company to complement its own product line. After further discussion, Mr. Copperud suggested that Mr. Johnson meet with Mr. David Berkeley, the Chief Executive Officer of Oxboro. On July 20, 2001, Mr. Johnson met with Mr. Berkeley and Mr. Fred Berg, the Director of Marketing of Oxboro, to discuss the possible sale of the Company's assets to Oxboro. Mr. Johnson, Mr. Berkeley and Mr. Berg discussed the framework of a potential transaction and agreed to further explore the possibility of such a transaction with their respective Boards of Directors.

	After the meeting, Mr. Berkeley sent Mr. Johnson an initial letter of intent that included a purchase price of $186,332. Following the receipt of such initial letter of intent, Mr. Johnson met with Mr. Copperud to discuss the offer and to express his belief that the proposed purchase price was too low. Mr. Copperud offered to increase the purchase price to $200,000. As such, following the conversation, a new letter of intent was presented whereby Oxboro agreed to pay $200,000 for the Company's assets. The Company believed, and continues to believe, that such purchase price will be paid out of Oxboro's current cash balance.

	At a special meeting of the Company's Board of Directors on August 13, 2001, Mr. Johnson presented the Oxboro proposal to purchase of the assets of the Company. Mr. Johnson discussed the numerous efforts to find another acceptable purchaser, the letter of intent, his discussions with Oxboro, the unsuccessful efforts of Equity Securities to locate potential purchasers and the current declining sales and cash position of the Company. The Board discussed the potential for future growth of the Company's products, the opportunity for development of new products and potential ways for raising additional capital. The Board considered the current financial position of the Company, its cash and asset positions, as well as its growing liabilities balance (accounts and notes payable balances). The Board considered various ways that the Company could be valued and how such ways compared to the discussions regarding price that Mr. Johnson had had with Oxboro. The Board discussed several possible valuation methods including valuation as a multiple of sales, multiple of book value or net present value of future revenue and earnings streams. Considering the Company's declining cash position, growing accounts and notes payable, and lack of better alternatives, the Board agreed that the price presented was within an acceptable range of prices utilizing revenue or book value valuation multiples that they believed were fair.
The Board therefore authorized Mr. Johnson to proceed with negotiation of a final agreement. The Company's Board indicated its support for the objectives and opportunities to enhance shareholder value and to protect the fiduciary interests of the Company's creditors.

	Although the Company did not hire a financial advisor to make a recommendation regarding the fairness of the asset sale due to the low value of the Company and the high cost of such advisors, the Board believes that, given the Company's current financial situation and the inability to find an acceptable alternative for the past five years, the Asset Sale is fair to the shareholders and adequately protects the interests of the Company's creditors. This is especially true in light of the fact that this offer is higher than any other offer received by the Company through its several years of searching for a prospective buyer or merger partner. As such, to enable the Company to proceed with the Asset Sale, the letter of intent was accepted by the Board of Directors.

	Following the signing of a letter of intent by both companies, the companies proceeded with the preparation of the Asset Agreement. Following approval of the Asset Agreement by the respective Boards of Directors, the parties executed the Asset Agreement on October 4, 2001.

Certain Relationships

	In addition to the information set forth above, shareholders should be aware of certain relationships between the Company and its officers and directors that may be affected by the completion of this transaction. Mr. McNeil is currently owed $9,898 by the Company pursuant to promissory note. The Company plans to repay such amount out of the proceeds from the Asset Sale. Certain officers and directors, Mr. Johnson and Mr. McNeil, have warrants to purchase 200,000 and 215,000 shares, respectively, of Surgidyne Common Stock at an exercise price of $0.17 per share. Additionally, EMBRO Corporation, a corporation owned by an officer and a director of the Company, Mr. Fiegel and Dr. Knighton, has warrants to purchase 65,000 shares of Surgidyne Common Stock at an exercise price of $0.17. These warrants will not be affected by this acquisition.

	Mr. McNeil, the Executive Vice President of the Company, has entered into a Consulting Agreement with Oxboro pursuant to which he will provide new product and business development consulting services contacts and information for an initial term of 180 "billable days." This initial term will subsequently extend unless terminated and Mr. McNeil will be compensated at a rate of $300 per "billable day." The Consulting Agreement contemplates that Mr. McNeil will work approximately three "billable days" per calendar week.
A "billable day" is defined in the Consulting Agreement as a day worked, whether or not consecutive, each day being at least six (6) hours in length.

	As consideration for their agreement to stay with the Company until the completion of the Asset Sale, the Company has agreed to pay the three employees of the Company other than Mr. McNeil, Mr. James Lannan, Ms. Marilee Douda and Ms. Lillie McJimsey, a one-time bonus payment of $5,000 for an aggregate total of $15,000. None of these employees will be employed by the Company following the closing of the Asset Sale, however, Section 3.1 of the Asset Agreement gives Oxboro the option of interviewing and making an offer in writing of employment to Mr. Lannan, Ms. Douda and Ms. McJimsey.

Effects of the Asset Sale

	The Company will receive $200,000 in cash in exchange for the sale of all of the Company's assets (except for cash and corporate records) and the assumption of substantially all trade payables as well as most other liabilities. The Company believes that such purchase price will be paid out of Oxboro's current cash balance. The Company further believes that this should allow the Company to pay in full certain liabilities (accrued expenses and liabilities and royalties, professional fees, employee and general administrative expenses) that have not been assumed by Oxboro and retain a modest cash modest cash balance of approximately $15,000 in order to maintain the remaining public shell, as the Company currently intends to maintain its status as a reporting company under the Exchange Act. In the event that the Company experiences any significant delays in closing the Asset Sale, however, such cash balance may be reduced. As the Company is proposing to sell substantially all of its assets, no operating business will remain after the Asset Sale. The Company's balance sheet following the Asset Sale will be comprised of the estimated cash balance and equity and no other assets or liabilities will remain. Additionally, the Company will not generate any further revenues after the Asset Sale.

	The Board of Directors of the Company has been actively seeking another operating business for the Company to acquire, invest in or merge with, and will continue to do so after the Asset Sale is completed. The Company cannot estimate at this time what form such transaction might take. Further, there can be no assurances that the Company will be able to complete a transaction with another operating business. Further, even if a transaction is completed, there can be no assurances that the market price of the Company's stock will improve.

Favorable Recommendation of the Company's Board of Directors

	The Board of Directors of the Company after consideration of the Company's financial position and lack of alternatives, believes that the terms and conditions of the Asset Sale are fair from a financial point of view to the shareholders of the Company and, further, that the Asset Sale is in the best interests of the Company and its shareholders as it may create an opportunity by which the Company may obtain needed capital and locate a more attractive business opportunity. The Board of Directors has not requested or obtained a third party evaluation of the fairness of the transaction.

	THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE ASSET
AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE AND ADOPT THE ASSET AGREEMENT. The members of the Board of Directors of the Company intend to vote all shares of Surgidyne Common Stock and Surgidyne Preferred Stock under their control in favor of such proposal.


Federal Income Tax Consequences

	If a shareholder does not exercise dissenters' rights, there is no federal income tax impact on the shareholder. The Company, however, expects to recognize a gain or loss on the Asset Sale, generally on an asset-by-asset basis. This gain will be equal to the cash the Company receives, plus the liabilities Oxboro assumes, less the basis the Company has in the assets. The Company expects that at least a portion of the gains with respect to the sale of the assets will be absorbed by net operating loss ("NOL") carryforwards and capital loss carryforwards available to the Company, except to the extent that the Company is subject to the alternative minimum tax ("AMT"). NOL carryforwards may be used only to offset 90% of income that is subject to the AMT.

	If a shareholder exercises dissenters' rights, the shareholder will realize a gain or loss. The Company has summarized the federal income tax consequences of exercising dissenters' rights under currently existing provisions of the Code, the Treasury Regulations under the Code, applicable judicial decisions and administrative rulings, all of which are subject to change. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the Asset Sale for a shareholder who properly exercises his or her dissenters' rights under the MBCA, who is a citizen or resident of the United States and who, on the date of disposition of the holder's shares of Surgidyne Common Stock, holds the shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the Asset Sale for any dissenting shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address the effect on taxpayers subject to special treatment under the federal income tax laws (such as life insurance companies, tax-exempt organizations, S corporations, trusts and taxpayers subject to the alternative minimum tax).
In addition, the following discussion may not apply to dissenting shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation, or to dissenting shareholders who acquired their Surgidyne Common Stock upon conversion of Surgidyne Preferred Stock. All shareholders are urged to consult their own tax advisors regarding the federal, foreign, state and local tax consequences of the disposition of their shares in the Asset Sale.

	If a shareholder's stock interest in the Company is completely terminated upon exercise of the dissenters' rights (taking into account the constructive ownership rules), the redemption will qualify as a sale or exchange (rather than as a dividend). Even if the shareholder's stock interest in the corporation is not completely terminated upon exercise of dissenters' rights (taking into account the constructive ownership rules), the redemption will qualify as a sale or exchange (rather than as a dividend) if the redemption (a) results in a substantially disproportionate reduction in the shareholder's equity in the Company (as provided in Section 302 of the Code), or (b) is not essentially equivalent to a dividend.

	Accordingly, the federal income tax consequences to the Company's shareholders who exercise dissenters' rights will generally be as follows:

	(a)	Assuming that the shares of Surgidyne Common Stock exchanged by
		a dissenting shareholder for cash in connection with the Asset Sale are capital assets in the hands of the dissenting shareholder at the effective time (and the exchange is a sale or exchange under Section 302 of the Code rather than as a dividend), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the Asset Sale.

	(b)	The capital gain or loss, if any, will be long-term with
		respect to shares of Surgidyne Common Stock held for more than twelve months as of the effective time, and short-term with respect to such shares held for twelve months or less.

	(c)	The amount of capital gain or loss to be recognized by each
		dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters' rights and such dissenting shareholder's adjusted tax basis in the Surgidyne Common Stock at the effective time.

	(d)	An individual's long-term capital gain is subject to federal
		income tax at a maximum rate of 20%, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

	(e)	A corporation's long-term capital gain is subject to federal
		income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code. Cash payments made pursuant to the Asset Sale will be reported to the extent required by the Code to dissenting shareholders and the Internal Revenue Service. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply the Company or its agent with such dissenting shareholder's taxpayer identification number. Accordingly, Company dissenting shareholders (or other payees) may be asked to provide the dissenting shareholder's taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of the Company) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Company dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. If requested by the Company, each dissenting shareholder of the Company, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company.

	The federal income tax consequences set forth above are for general information only. Each holder of shares of Surgidyne Common Stock and Surgidyne Preferred Stock is urged to consult his or her own tax advisor to determine the particular tax consequences to such shareholder of the transaction (including the applicability and effect of foreign, state, local and other tax laws).

			THE ASSET AGREEMENT

	For your convenience, we are providing a summary of the material provisions of the Asset Agreement. This summary is not a complete description. We encourage you to read the Asset Agreement in its entirety attached hereto as Appendix A.

General

	Upon consummation of the Asset Sale, the Company will sell all of its assets, except cash on hand and the Company's corporate records, to Oxboro. Oxboro will assume almost all liabilities, including all trade and accounts payable and certain other trade and accounts payable to be set forth on the closing payable sheet. The Asset Sale will become effective at the time to be specified in the Asset Agreement and is expected to close as soon as practicable following a successful vote by the shareholders of the Company.

Representations and Warranties

	The Asset Agreement contains various customary representations and warranties of each of the Company and Oxboro relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (a) organization, corporate powers and qualification to do business; and (b) due authorization, execution, delivery and performance of the Asset Agreement.

Covenants

	Pursuant to the Asset Agreement and prior to the effective time, the Company has agreed, except as expressly contemplated by the Asset Agreement or as otherwise consented, that it: (a) will carry on its businesses in the usual, regular and ordinary course; (b) will not dispose of or encumber any of its properties or assets; and (c) will not take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of its business that would be contrary to or in breach of the terms or provisions of the Asset Agreement or would cause any of the representations or warranties contained therein to be or become untrue in any material respect.

	The Company and Oxboro have further agreed to not issue any press release or other information to the press or any third parties with respect to the Asset Agreement or the transactions contemplated thereby without the prior written consent of each other.

Conditions to Consummation of Asset Sale

	Pursuant to the Asset Agreement, the respective obligations of the Company and Oxboro to effect the Asset Sale are subject to the fulfillment at or prior to the effective time of various conditions, including the following:
(a) the Asset Agreement shall have been approved and adopted by the affirmative vote of the shareholders of the Company in accordance with applicable law; (b) no suit or other legal proceeding shall have been commenced seeking to restrict or prohibit the transactions contemplated by the Asset Agreement; (c) the representations and warranties of the Company and Oxboro, respectively, contained in the Asset Agreement shall be true and correct in all material respects at and as of the effective time as if made at and as of such time, except as affected by the transactions contemplated by the Asset Agreement; and
(d) the Company and Oxboro shall each have performed in all material respects the obligations under the Asset Agreement required to be performed by it at or prior to the effective time.

Amending or Waiving Terms of the Asset Agreement

	At any time prior to the closing of the Asset Sale, the Company and Oxboro may amend the Asset Agreement to the extent permitted by law before or after the shareholders of the Company vote on the Asset Sale. After the shareholders of the Company approve the Asset Sale, applicable law may require that subsequent amendments be approved by such shareholders.

Indemnification

The Company and Oxboro have each agreed to, and shall immediately upon demand, defend, indemnify and hold harmless the other from, against, and in respect of any liabilities, penalties, interests, costs, expenses or other damages or deficiencies incurred as a result of any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant under the Asset Agreement. More particularly, the Company has agreed to provide to Oxboro indemnification from all damages, losses, costs and expenses that it may suffer as a result of certain items including, but not limited to, any unassumed liabilities, breach of the representations and warranties in the Asset Agreement and third party product claims for products that were in inventory or sold prior to the closing. No claims for indemnification may be brought by Oxboro in an aggregate amount that exceeds $20,000. All claims by Oxboro must be brought on or before the first anniversary of the closing of the transaction.

Expenses

	Under the Asset Agreement, all costs and expenses incurred in connection with the Asset Agreement and the transactions contemplated thereby are to be paid by the party incurring such costs and expenses.

Regulatory and Third-Party Approvals

	Each of the Company and Oxboro believe that no regulatory approvals or third-party approvals are or will be required in connection with the Asset Sale or the Asset Agreement.

Exhibits and Schedules

The exhibits and schedules to the Asset Agreement have not been included in Attachment A. Shareholders and other persons interested in obtaining copies of such exhibits and schedules may request the same by writing to Mr. Charles McNeil, Executive Vice President, Surgidyne, Inc., 9909 South Shore Drive, Minneapolis, Minnesota, 55441. Shareholders and other persons who request a copy of the exhibits and schedules to the Asset Agreement will be asked to pay the cost of photocopying and mailing such exhibits and schedules.

		RIGHTS OF DISSENTING SHAREHOLDERS

	Under the MBCA, the shareholders of the Company are entitled to dissenters' rights with respect to the Asset Sale. The following is a summary of your rights if you dissent. The summary is not a complete description and, because the rules for preserving and asserting dissenters' rights are very technical and strictly enforced, it is very important that you read Sections
	302A.471 and 302A.473 of the MBCA (the "Minnesota Dissenters' Rights Statute"), which are attached hereto as Appendix C.

	Under the MBCA, you have the right to dissent from the Asset Sale and, subject to certain conditions provided for under the MBCA, to receive payment for the fair value of your shares of stock of the Company immediately prior to the Asset Sale. If the shareholders approve of the Asset Agreement, shareholders will be bound by the terms of the Asset Agreement unless they dissent by complying with all of the requirements of the Minnesota Dissenters' Rights Statute. To demand such payment, you should carefully review the Minnesota Dissenters' Rights Statute, and in particular the procedural steps. IF YOU FAIL TO COMPLY PRECISELY WITH THESE PROCEDURAL REQUIREMENTS YOU WILL LOSE YOUR RIGHT TO DISSENT.

	If you wish to dissent, you must deliver to the Company, prior to the vote on the Asset Agreement, a written notice of intent to demand payment for your shares if the Asset Sale is effectuated. Such notice should be sent to Surgidyne, Inc., Attn: Chuck McNeil, Executive Vice President, 9909 South Shore Drive, Minneapolis, Minnesota, 55441. In addition, you must not vote to approve the Asset Agreement. If you fail to deliver the notice on time or vote to approve the Asset Agreement, you will not have any dissenters' rights. If you return a signed proxy but do not specify a vote "AGAINST" approval of the Asset Agreement or a direction to abstain, the proxy will be voted "FOR" approval of the Asset Agreement, which will have th effect of waiving your dissenters' rights.

	If the Asset Agreement is approved at the Special Meeting, the Company will deliver a written dissenters' notice to all of its shareholders who gave timely notice of intent to demand payment and who did not vote in favor of the Asset Agreement. The Company's notice will:

	* state where the payment demand and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

	* inform shareholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

	* supply a form for demanding payment and requiring the dissenting shareholder to certify the date on which such shareholder acquired his or her shares of stock of the Company; and

	*  be accompanied by a copy of the Minnesota Dissenters' Rights
	   Statute.

	In order to receive fair value for your shares of stock of the Company, you must demand payment within thirty days following the date of the Company's notice, deposit your shares and provide the other information required by such notice. The Company may restrict the transfer of shares from the date of the demand for payment until the Asset Sale is completed; however, you retain all other rights of a shareholder of the Company until those rights are canceled by the Asset Sale.

	Upon the completion of the Asset Sale, or upon receipt of the payment demand (whichever is later), we must pay each dissenter who complies with the Minnesota Dissenters' Rights Statute the amount we estimate to be the fair value of the dissenter's shares of stock of the Company plus accrued interest, except that the Company may withhold remittance from any person who was not a shareholder on the date the Asset Sale was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. The payment must be accompanied by certain financial information concerning the Company, a statement of our estimate of the fair value of the shares, an explanation of the method used to reach the estimate, a brief description of the procedure to demand supplemental payment, and a copy of the Minnesota Dissenters' Rights Statute.

	If you believe the amount remitted by us is less than fair value for the shares of stock of the Company plus interest, you may notify the Company in writing of your estimate of the fair value of the shares and the amount of interest, and may demand additional payment, by following the procedures set forth in the Minnesota Dissenters' Rights Statute.


		INFORMATION CONCERNING THE COMPANY

General

	The Company, a Minnesota corporation, designs, develops, manufactures and markets specialty medical and surgical wound drainage products. The Company was incorporated in Minnesota in March 1984 and is the successor by merger to a corporation of the same name that was incorporated in Georgia in September 1982. The Company's executive offices are located at 9909 South Shore Drive, Minneapolis, Minnesota, 55441 and the Company's telephone number is (763) 595-0665.

Products

	The Company's currents product lines are comprised of VariDyne microelectronic A.C./D.C. battery powered suction systems with disposable drainage/collection products for postoperative and other suction drainage applications, disposable SABER and S-VAC 100 bulb evacuators for postoperative closed wound suction drainage along with other related disposable products.
The Company also sells some of its disposable wound drainage components on an original equipment manufacturer (OEM) basis. Additionally, the Company provides contract assembly and packaging services for disposable medical and related products.

Marketing and Distribution

	The Company's basic products are sold through a network of independent dealers, with eight domestic dealers and four international dealers. The Company sells directly to hospital accounts in the United States in areas without dealer representation. Internationally, the Company's products are sold through four dealers located in Canada, Puerto Rico, the United Kingdom and Italy. The Company does not employ an outside sales force and is largely dependent upon its dealers for sales and service to hospital accounts.

	The Company's business is not seasonal in nature. The Company typically does not provide extended payment terms to customers and has had satisfactory collections of accounts receivable. Sales are usually made on a net 30-day basis. Sales orders from the exclusive dealer in Italy are done by irrevocable letter of credit in U.S. dollars or are prepaid by bank wire transfer.

Suppliers

	The Company purchases all components for its products from outside suppliers and has some components manufactured to its specification. The Company is dependent upon such suppliers for a readily available supply of necessary components. The Company has single sources of supply for some of its critical components. Management has determined that developing and maintaining additional sources for all critical components is not cost effective. The Company has no written agreements with its suppliers, other than purchase orders.

Competition

	The hospital market for disposable suction drainage products is highly price competitive. One company, Stryker Corporation, an orthopedic product company, markets battery powered suction drainage systems, including both wound and orthopedic drainage and auto transfusion products. A number of other companies market disposable closed suction wound drainage products including Allegiance Healthcare, Zimmer, Inc., Johnson and Johnson and C.R. Bard. The Company's products are designed to provide significant enhancements to existing products in its specific market niches.

	The Company's VariDyne system is the only battery powered system with variable and controllable vacuum up to 350mm Hg and is the only system with a closed infection control system for emptying. Such a system protects healthcare providers from cross contamination resulting from infectious pathogens in wound exudates.

	The Company's patented Saber TM System features its unique bulb evacuator, with an integral anti-reflux valve that mates to its 3C Collection Unit for optimal infection control while providing simultaneous emptying and reactivation.

Government Regulation

	The Company's products are classified as Class I and II medical devices under the Medical Device Amendment to the Federal Food, Drug, and Cosmetic Act (the "Act"). As such they are subject to regulation by the United States Food and Drug Administration ("FDA"), which has the power to approve medical devices before sales, remove medical devices from the marketplace if found to be unsafe or ineffective, and control plant conditions to assure product quality. No government approval, other than FDA pre-market approval, is required for sale and use of the Company's products in the United States and Puerto Rico. The Company has FDA 510(k) exemption for all marketed products, including VariDyne Vacuum Controllers and collection systems, SABER and S-VAC 100 Bulb Evacuators. The VariDyne Vacuum Controller Models 140 and 350, used in conjunction with the CSA approved Model 2007 battery charger, have been approved by the Canadian Standards Association.

	The Company's products required the CE mark for European markets as of June 14, 1998. The Company received CE mark certification July 22, 1998 for products marketed to dealers in Europe.

Security Ownership of Certain Beneficial Owners and Management

	The following table sets forth certain information regarding the beneficial ownership of Surgidyne Common Stock and Surgidyne Preferred Stock as of November 7, 2001 by (a) each person known by the Company to be the beneficial owner of more than 5% of outstanding Surgidyne Common Stock or Surgidyne Preferred Stock, (b) each director, and (c) all executive officers and directors as a group.

			Surgidyne    		    Surgidyne
		       Common Stock 		  Preferred Stock
Name                   Beneficially   Percent of   Beneficially	   Percent of
			  Owned		Class	      Owned	     Class

Charity, Inc.		 1,126,016(1)    16.0%	       400,000	       25.0%
6187 Heather Circle
Fridley, MN 55432

Theodore A. Johnson        722,875(2)	  7.5%	      	60,000	      	3.8%
825 Southgate Plaza
5001 West 80th Street
Bloomington, MN 55437

Charles B. McNeil	   632,839(3)     6.0%		  --		 --
3115 Maplewood Road
Wayzata, MN 55391

Arthur W. Schwalm	   356,640	  5.1%		  --		 --
9909 South Shore Drive
Plymouth, MN 55441

David R. Knighton, M.D.	   200,000(4)	  4.1%		20,000 		1.3%
2460 South Highway 100
St. Louis Park, MN 55416

Vance D. Fiegel			--(5)	  0.7%		  --		 --
2460 South Highway 100
St. Louis Park, MN 55416

William F. Gearhart		--	   --		  --		 --
9909 South Shore Drive
Plymouth, MN 55441



			  Surgidyne 			Surgidyne
			 Common Stock 		     Preferred Stock
			 Beneficially    Percent of   Beneficially   Percent of
Name			    Owned	   Class	 Owned		Class


David B. Kaysen		      --	     --		   --		 --
9909 South Shore Drive
Plymouth, MN 55441

Samuel M. Joy		      --	     --		140,000		8.8%
828 Ridge Place
Mendota Heights, MN 55118

Dr. Demetre Nicoloff	      --	     --		120,000		7.5%
c/o National City Bank
75 South Fifth Street
Minneapolis, MN 55402

Eugene T. and Joan L. Plitt   --	     --		100,000		6.3%
S76 West 12816 Cambridge Court
Muskego, WI 53150

John M. Metcalfe	      --	     --		 80,000		5.0%
6565 Word Parkway
Melbourne Village, FL 32904-3636

Dr. Melvin P. Bubrick	      --	     --		 80,000(7)	5.0%
5712 Long Brake Trail
Edina, MN 55345


All Directors and Officers
of SURGIDYNE as a group
(7 persons) 		1,912,354(6)	    24.2%	 80,000		5.0%

(1)  	Includes 400,000 shares of Surgidyne Preferred Stock.  Mr. Virgil
	Brenny is the administrator of Charity, Inc. and, therefore, he holds the voting and investment power of these shares.

(2)	Includes 200,000 shares issuable pursuant to warrants that are
	currently exercisable and 60,000 shares of Surgidyne Preferred Stock.

(3)	Includes 215,000 shares issuable pursuant to warrants that are
	currently exercisable.

(4)	Represents 65,000 shares issuable to Embro Corp. pursuant to warrants
	which are currently exercisable and 135,000 shares of Surgidyne Common Stock held by EMBRO Corporation, of which Dr. Knighton is an 80% shareholder, and 20,000 shares of Surgidyne Preferred Stock.

(5)	Does not include any of the shares held by EMBRO Corporation of which
	Mr. Fiegel is a 20% shareholder.

(6)	Includes 480,000 shares issuable pursuant to warrants that are
	currently exercisable and 80,000 shares of Surgidyne Preferred Stock. Also includes 135,000 shares held by EMBRO Corporation, of which Dr. Knighton is and 80% shareholder.

(7)	Includes 40,000 shares held in trust in the names of Dr. Bubrick's
	children.

Financial Statements

	The Company's audited financial statements as of December 31, 2000 and December 31, 1999 are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, copy of which is attached hereto as Appendix D. The Company's unaudited financial statements for the three-month periods ended March 31, 2001 and March 31, 2000 are included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended
March 31, 2001, a copy of which is attached hereto as Appendix E. The Company's unaudited financial statements for the six-month periods ended June 30, 2001 and June 30, 2001 are included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2001, a copy of which is attached hereto as Appendix F. The Company's unaudited financial statements for the nine-month periods ended September 30, 2001 and September 30, 2001 are included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2001, a copy of which is attached hereto as Appendix G. A copy of the accountants' report is attached hereto as Appendix H.


	PROPOSAL 2:  AMENDMENT OF ARTICLES TO CHANGE THE COMPANY NAME

	The Company is also asking shareholders to approve an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company to Surg II, Inc. The Asset Agreement requires the Company to change its name immediately following the closing date for the Asset Sale. Therefore, upon consummation of the Asset Sale, and assuming approval of this proposal, the Company will amend its articles to changes its name to Surg II, Inc. IN THE EVENT THAT THE ASSET SALE IS NOT APPROVED, OR THE TRANSACTION DOES NOT CLOSE , THE BOARD WILL NOT FILE THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED.

Favorable Recommendation of the Company's Board of Directors

	The Board of Directors of the Company believes that the amendment of the articles to change the name of the Company is in the best interests of Surgidyne and its shareholders. THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. The members of the Board of Directors of the Company intend to vote all shares of stock of the Company under their control in favor of such proposal.


	PROPOSAL 3:  AMENDMENT OF ARTICLES TO INCREASE AUTHORIZED SHARES

	The Company is also asking the shareholders to approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares to be issued from Twenty Million (20,000,000) to Two-Hundred Million (200,000,000) shares. As of November 7, 2001, there were 7,447,085 shares of Surgidyne Common Stock issued and outstanding, an additional 1,145,000 shares of Surgidyne Common Stock reserved for issuance pursuant to outstanding warrants with weighted average exercise price of approximately $0.17 and an additional 1,600,000 shares of Surgidyne Common Stock reserved for issuance pursuant to outstanding shares of Surgidyne Preferred Stock. Additionally, as of November 7, 2001, all 1,600,000 shares of designated Surgidyne Preferred Stock were issued and outstanding. As such, as of November 7, 2001, there were 9,807,915 authorized but unissued and undesignated shares available to be issued by the Company. Such shares are subject to future designation of rights and preferences (including dividends or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters) in the discretion of the Company's Board of Directors. Following the approval of this amendment to the Company's Articles of Incorporation, as amended, there would be189,807,915 authorized but unissued and undesignated shares available to be issued by the Company.

	Upon advice of Equity Securities and other persons with knowledge of financing and acquisitions, the Company's Board believes this increase will provide it with the potential flexibility that may be necessary to facilitate possible future financing and/or business combination transactions. The Company does not have any current plans or proposals to use any specific portion of the additional shares that would be authorized upon adoption of the amendment. However, the Company does hope to find a private company to merge with in order to provide the Company's shareholders with some potential value for their shares. The Company would likely consider a variety of factors in considering any potential transaction. Such factors would include the business and revenue potential of the any proposed target company, the experience and skills of its management, the size of the market for such company's products, its historical financial performance and its anticipated future growth prospects. In the event the Company is able to locate a business with which to combine, the Company would likely have to issue significant additional shares (of one or more classes) to such entity or to its shareholders and could also be required to affect a significant recapitalization of the Company's outstanding shares in order to successfully complete such a transaction. It is likely that current stockholders would experience significant and immediate dilution as a result of any such efforts.

Possible Effects of the Proposed Amendment

	If the amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares is approved, the Board would have sole discretion to authorize the issuance of additional shares of one or many classes of stock from time to time for any corporate purpose without further action by the shareholders, except as required under Minnesota or any other applicable laws or regulations. Current holders of Surgidyne Common Stock have no preemptive or similar rights to purchase any new issue of shares of Surgidyne Common Stock in order to maintain their proportionate ownership interests in the Company. As such, the issuance of any additional shares would likely dilute the voting power of the outstanding shares of Surgidyne Common Stock and reduce the portion of the dividend and liquidation proceeds payable to the holders of the outstanding shares of Surgidyne Common Stock.

	While the amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares may be deemed to have some potential anti-takeover effects, the Board is not currently aware of any pending or potential offer or proposal for acquisition of the Company or its stock. In fact, as provided above, following the closing of the Asset Sale, the Company hopes to find a private company to merge with in order to provide the Company's shareholders with some value for their shares. Further, the amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares is not prompted by any specific take-over or acquisition effort or threat.

Favorable Recommendation of the Company's Board of Directors

	The Board of Directors of the Company believes that the amendment of the articles to increase the number of authorized is in the best interests of the Company and its shareholders because it may create an opportunity by which the Company may obtain needed capital and find a more attractive business opportunity. THE BOARD OF DIRECTORS OF THE COMPANY HAS APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. The members of the Board of Directors of the Company intend to vote all shares of stock of the Company under their control in favor of such proposal

			OTHER BUSINESS

	As of the date of this Proxy Statement, the Company knows of no other business that may properly come before the Special Meeting. If any other matters do in fact properly come before the meeting, however, the persons named on the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

	      		   Appendix A


		    ASSET PURCHASE AGREEMENT


	This Asset Purchase Agreement (the "Agreement") is entered into as of this 4th day of October, 2001 (the "Effective Date") by and between Oxboro Medical, Inc. ("Buyer") and Surgidyne, Inc. ("Seller").

RECITALS:

	A.	Seller conducts a business (the "Business") which manufactures, sells and distributes surgical drainage and/or fluid containment systems as described on Exhibit A (the "Products").

	B.	Buyer desires to purchase and assume from Seller, and Seller desires to sell and transfer to Buyer certain of the assets and liabilities of Seller relating to the Business, upon the terms and subject to the conditions set forth herein;


AGREEMENTS:

	NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


			     ARTICLE 1.
	 PURCHASE OF ASSETS; NO ASSUMPTION OF LIABILITIES

1.1.	Purchase of Assets.  Subject to the terms and conditions of this
Agreement, Seller agrees on the Closing Date (as defined in this Agreement) to assign, sell, transfer, convey, and deliver to Buyer, and Buyer agrees on the Closing Date to purchase from Seller, all of the assets and personal property of Seller (excepting only the assets specifically identified as "Excluded Assets" in Section 1.2 below) related to or used in the operation of the Business, wherever the same may be located (collectively referred to as the "Purchased Assets") as follows:

	a.	All furniture, equipment, machinery and tooling ("Equipment")
		described in Exhibit 1.1(a) hereto;

	b.	All intangible personal property, business records, telephone
		numbers, and customer lists and goodwill (together with all documents, records, files, computer tapes or discs, or other media on or in which the same may be evidenced or documented) ("Intangible Property"), including without limitation the following:

		(i)	The corporate name of Seller and all assumed names
			under which it conducts the Business;

		(ii)	All tradenames, trademarks or service mark
			registrations and applications, common law trademarks, copyrights and copyright registrations and applications ("Trademarks") as identified on Exhibit 1.1(b)(ii) hereto and all goodwill associated therewith;

		(iii)	All domestic and foreign letters patent, patent
			applications, and patent and know-how licenses ("Patents") as listed on Exhibit 1.1(b)(iii) hereto; and

		(iv)	All technology, know-how, trade secrets, manufacturing
			processes, formulae, drawings, designs and computer programs related to or used or useful in the Business, and all documentary evidence thereof ("Technology") as listed on Exhibit 1.1(b)(iv) hereto;

		(v)	All website and domain names, including without
			limitation the domain name www.surgidyne.com;

		(vi)	All of Seller's business records and files, relating to
			the Business and Purchased Assets, including, without limitation, customer lists and records, sales information, supplier records, cost and pricing information, and other records and copies of such records on whatever media such records or copies are maintained (the "Business Records"); provided however that Seller may keep a copy of such records as may be necessary for purpose of government or similar record keeping requirements.

	c.	All inventory, materials, supplies and work-in-progress as of
		the Closing Date ("Inventory");

	d.	All accounts receivable reflected on the Seller's books as of
		the Closing Date ("Receivables");

	e.	All licenses and permits, to the extent transferable ("Licenses
		and Permits") as set forth in Exhibit 1.1(e) hereto;

	f.	All rights of Seller under contracts, agreements, commitments
		and other arrangements relating to the Business to which Seller is a party or is otherwise bound (the "Contracts"), listed on
		Exhibit 1.1(f) hereto, including, without limitation, all contracts:

		(i)	which restricts in any manner Seller's right to compete
			with anyone in any part of the world or restricts Seller's right to sell to or purchase from anyone;

		(ii)	for the payment or receipt of license fees or royalties
			to or from any person or entity;

		(iii)	of brokerage, agency, representation, distribution, or
			franchise;

		(iv)	for the advertisement, display or promotion of any of
			the Products of the Seller;

		(v)	for service, consulting or management affecting any of
			the Assets or the Business;

		(vi)	which is a guaranty, performance, bid or completion
			bond, or surety or indemnification contract;

		(vii)	which requires the making of a charitable contribution;
			or

		(viii)	which provides for the receipt or expenditure by Buyer
			in excess of $15,000 at any time following the Closing
			Date.

		(ix)	which the requirements for performance extend beyond
			one (1) year from the date of this Agreement.

	Notwithstanding the listing of contracts on Exhibit 1.1(f), only those specifically designated thereon as a contract to be assumed by Buyer shall be considered an Assumed Contract (collectively, the "Assumed Contracts").

1.2.	Excluded Assets.  Notwithstanding anything herein to the contrary,
Buyer does not purchase, and Seller does not sell, any of the following assets ("Excluded Assets"):

	a.	All cash or cash equivalents on hand or on deposit at any bank
		as of the Closing Date.

	b.	Any interest in real property.

	c.	All claims or causes of action which seller may have relating
		to Excluded Assets or relating to Excluded Liabilities.

	d.	Seller's corporate minute book, stock records, and similar
		records, including financial records and tax returns.

	e.	All of Seller's rights in Contracts which are not Assumed
		Contracts.

	f.	All assets in any of Seller's Employee Plans.

	g.	Seller's rights under this Agreement.

1.3.	Assumption of Liabilities.  On the Closing Date, Buyer hereby assumes
	the following obligations and liabilities (the "Assumed Liabilities"):

	a.	All obligations arising from and after the Closing Date under
		any contracts specifically identified in Schedule 1.1(f) as the Assumed Contracts (provided that Buyer does not assume, and Seller shall pay, all past-due obligations thereunder).

	b.	All trade accounts payable or other accounts payable of the
		Seller which have been due for 120 days, but only in the amounts (i) set forth on Exhibit 1.3(b) or (ii) set forth on Closing Payables Sheet.

	c.	Any liabilities of Seller specifically identified on Exhibit
		1.3(c) hereto, but only in the amounts set forth on Exhibit
		1.3(c).

1.4.	Exclusion of Liabilities.  Except for the foregoing Assumed Contracts and the Assumed Liabilities, Buyer shall not assume any liabilities, obligations or undertakings of Seller of any kind or nature whatsoever, whether fixed or contingent, known or unknown, determined or determinable, due or not yet due ("Excluded Liabilities"). Without limiting the generality of the foregoing sentence, the Excluded Liabilities include:

	a.	Liabilities or obligations arising out of an event that
		occurred, Products sold or services performed by Seller, or Seller's ownership of its assets or the operation of the Business on or prior to, the Closing Date; provided, however, that Buyer shall be responsible for delivering Products which were sold prior to the Closing Date and for which Seller has accepted and entered the order as of the Closing Date.

	b.	Liabilities and obligations of Seller for accrued audit fees,
		accrued commissions, accrued payroll (including associated employer taxes or employee withholdings), accrued insurance premiums, and garnishments payable of the Business incurred by Seller

	c.	Liabilities or obligations for foreign, federal, state, county,
		local or other governmental taxes of Seller relating to the operation of the Business or the ownership of the Assets on or prior to the Closing Date;

	d.	Liabilities or obligations related to or arising out of any
		Employee Plan, workers' compensation claim or any other liabilities to employees or former employees of Seller;

	e.	Liabilities or obligations arising out of any litigation or
		administrative or arbitration proceeding to which Seller is a party or any claims by or against Seller arising from events or facts existing on or prior to the Closing Date;

	f.	Liabilities or obligations resulting from any breach by Seller
		on or prior to the Closing Date of any contract or agreement to which the Seller is party or by which the Seller is bound, including, without limitation, any Assumed Contract;

	g.	Liabilities or obligations resulting from any violation by
		Seller, the Shareholders, or any employee, director or agent of Seller, or any predecessor for which Seller may be liable, of any applicable foreign, federal, state, county, local or other governmental laws, decrees, ordinances or regulations, or any permit, license, consent, certificate, approval or authorization issued pursuant to such laws, decrees, ordinances or regulations, including, without limitation, those applicable to discrimination in employment, employment practices, wage and hour, retirement, labor relations, occupational safety, health, trade practices, environmental matters, competition, pricing, product warranties, product liability and product advertising;

	h.	Liabilities or obligations to any investment banker, broker,
		finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who may be entitled to or may claim any fee or commission from Buyer in connection with the transactions contemplated by this Agreement.

	i.	Liabilities or obligations (whether interest, principal, fees,
		penalties or otherwise) of Seller (i) for borrowed money; (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) and any of the foregoing guaranteed by Seller.

	j.	Liabilities or obligations relating to the Seller's Series A
		Preferred Stock, whether arising before, on or after the Closing Date.

	k.	Seller's obligations under this Agreement.

1.5.	Sales and Use Tax.  Buyer shall be responsible for payment of any sales or use tax assessable with respect to the transactions herein.

				ARTICLE 2.
		PURCHASE PRICE AND PAYMENT OF PURCHASE PRICE

2.1	Purchase Price.  The purchase price (the "Purchase Price") for the
Purchased Assets and the performance by Seller of its obligations under this Agreement shall be Two Hundred Thousand Dollars ($200,000), payable to the Seller in full in immediately available funds on the Closing Date.

2.2	Allocation of Purchase Price.  The Purchase Price shall be allocated among the Purchased Assets as set forth in Exhibit 2.2. The parties agree to report this transaction for federal tax purposes in accordance with the allocations set forth in Exhibit 2.2.


				ARTICLE 3
			   EMPLOYEE MATTERS

3.1	Employees.  During the period after the date of this Agreement, but before the Closing Date, Buyer will have the option of interviewing and making an offer in writing of employment at will to those employees listed on Exhibit
3.1 hereto (each, a "Selected Employee"). While Seller will cooperate with Buyer to assist Buyer to hire and retain the services of all Selected Employees, Buyer acknowledges and agrees that the Selected Employee has the final decision whether to transfer with the Business and the failure of one or more Selected Employee(s) to accept an offer of employment from Buyer shall not be deemed to be a breach of this Agreement.

3.2	Benefits.  Each Selected Employee will be covered under the Employee
Plans of Buyer available to other employees of Buyer who are employed in similar categories of employment. Buyer shall offer each Selected Employee the opportunity, as of the Closing Date, to participate in all of Buyer's Employee Plans for which each such Selected Employee would be eligible under the guidelines for such plans. Before the Closing Date, Buyer shall provide to the Selected Employees summaries of the material terms and conditions of and guidelines for Buyer's Employee Plans (including, but not limited to, medical and dental insurance plans, life insurance plan, pension plan, savings plan, short-term and long-term disability plans, employee stock ownership plan, vacation plan and severance or termination plan).


				ARTICLE 4
		     REPRESENTATIONS AND WARRANTIES
			       OF SELLER

	Except as set forth in Exhibit 4 hereto, Seller makes the following representations and warranties to Buyer with the intention that Buyer may rely upon the same, and acknowledges that the same shall be true as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

4.1	Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has all requisite corporate power and authority, corporate and otherwise, to own its properties and assets and conduct the Business, as it is currently conducted. Seller does not have any subsidiary and Seller is not a shareholder, partner or joint venturer with any other person or legal entity. Seller has not failed to qualify as a foreign corporation in any other state or states where such failure may have a material adverse effect on the Business.

4.2	Corporate Authority.  The Seller has all requisite  power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement have been duly authorized by all requisite action of Seller's Board of Directors and shareholders. This Agreement has been executed and delivered by a duly authorized officer of Seller and is a valid and binding agreement of the Seller, enforceable against them in accordance with its terms.

4.3	Financial Statements.

	a.	Financial Statements.  Seller has furnished Buyer a true and
		complete copy of its audited balance sheets and statements of income for its fiscal years ended December 31, 1998, 1999, 2000, and has furnished unaudited update thereof as of and for the period ending June 30, 2001 (collectively the "Financial Statements", all of which are attached as Schedule 4.3(a) hereto). The audited Financial Statements have been prepared in conformance with generally accepted accounting principles and procedures applied on a basis consistent with prior periods and will fairly present in all material respects the financial condition of Seller as of the represented dates thereof and the results of Seller's operations for the periods covered thereby. For purposes of this Agreement, the Financial Statements shall be deemed to include any notes thereto.

	b.	No Adverse Changes.  Since June 30, 2001, there has not
		occurred or arisen (whether or not in the ordinary course of business, except subsection (iii) below): (i) any material adverse change in the in the Business, Purchased Assets, relationships with customers or suppliers, backlogs, sales, income, profit margins, assets, liabilities or financial condition of Seller, (ii) any change in Seller's accounting methods or practices, (iii) any sale or transfer of any asset or any amendment of any agreement of Seller whether or not in the ordinary course of business, (iv) any loss of or damage to the Purchased Assets due to abuse, misuse, fire, damage, destruction or other casualty, whether or not covered by insurance, affecting any of the Purchased Assets or any portion of the Business (v) any labor trouble, (vi) to Seller's knowledge any reasonably foreseeable increase in operating costs of the Business not commensurate with increased production, (vii) any material warranty or liability claims or losses, or (viii) any other event or condition known to Seller to have occurred or to exist which, singly or in the aggregate, materially and adversely affect the Purchased Assets or the Business.

	c.	Undisclosed Liabilities.  Except as set forth on Schedule
		4.3(c), Seller has no liabilities (whether known or unknown, accrued, absolute, contingent or otherwise) for which Seller would be liable in any single instance for more than $1000 or in the aggregate more than $5000, that exist or arise out of any transaction or state of facts existing on or prior to the Closing Date other than as and to the extent reflected or reserved against in the Financial Statements (none of which is a liability for borrowed money (other than under current credit facilities), breach of contract, breach of warranty, tort, infringement or lawsuit).

4.4	Tax Reports, Returns and Payment.  Seller has timely filed (subject to extension) all federal and applicable state, local, and foreign tax or assessment reports and returns of every kind required to be filed by Seller with relation to the Business, including, without limitation, income tax, sales and use tax, real estate tax, personal property tax and unemployment tax, and has duly paid all taxes and other charges (including interest and penalties) due to or claimed to be due by any taxing authorities. True and correct copies of the reports and returns filed by Seller during the last three tax years have been made available to Buyer. Where required, timely estimated payments or installment payments of tax liabilities have been made to all governmental agencies in amounts sufficient to avoid underpayment penalties or late payment penalties applicable thereto. During the three (3) years preceding the Closing Date, such income tax returns have not been subjected to any examination or audit by governmental authorities.

4.5	Title to Assets.  Other than the Excluded Assets and the employees of the Business, the Purchased Assets constitute all property owned by Seller which is necessary for the conduct of the Business as now conducted. Seller is the sole owner of the Purchased Assets, except for the leased, licensed or lent Equipment identified on Exhibit 1.1(a), and holds good and marketable title thereto free and clear of all liens, charges, encumbrances or third party claims or interests of any kind whatsoever.

4.6	Tangible Personal Property.  All personal property included in the
Purchased Assets is in substantially the same operating condition as existed on June 30, 2001, ordinary wear and tear excepted. Seller hereby assigns to Buyer as of the Closing Date any and all warranties covering such property existing as of the Closing Date.

4.7	Inventory.  The Inventory reflected on Seller's books and records has been valued at the lower of cost or market in accordance with generally accepted accounting principles applied on a basis consistent with Seller's past practices. In the twelve (12) months prior to the Closing Date, there has not been a material change in the level of Seller's Inventory other than changes in the ordinary course of business consistent with Seller's past practices. All raw material and work-in-progress Inventory included in the Purchased Assets is of a quality and quantity usable in the ordinary course of business.

4.8	Trademarks.  Seller has filed the trademarks registrations for the
Trademarks listed on Exhibit 1.1(b)(ii). Exhibit 1.1(b)(ii) sets forth all Trademarks owned, used by, accruing to the benefit of or necessary or useful to the operation of the Business by Seller. The Trademarks and other names are not licensed to or licensed from any other person or entity. Seller has not received any notice or claim that Seller's title to or use of the Trademarks is impaired, encumbered or invalid or is unenforceable by it. To the best of Seller's knowledge, Seller's use of any Trademark does not infringe upon any intellectual property rights held by any other person or entity. There is no claim or action pending or threatened with respect to the Trademarks. There has been no infringement or improper use of any Trademark by any third party.

4.9	Patents.  Exhibit 1.1(b)(iii) sets forth all Patents owned, used by, accruing to the benefit of or necessary or useful to the operation of the Business by Seller. The Patents are not licensed to or licensed from any other person or entity. Seller has not received any notice or claim that Seller's title to or use of the Patents is impaired, encumbered or invalid or is unenforceable by it. To the best of Seller's knowledge, Seller's use of any Patent does not infringe upon any intellectual property rights held by any other person or entity and there is no claim or action pending or threatened with respect to the Patents. There has been no infringement or improper use of any Patent by any third party.

4.10	Licenses and Permits.  To the best of Seller's knowledge, Seller possesses all necessary permits, licenses and approvals, governmental or otherwise, without which it could not conduct the Business in its present form and at its present location, all of which are listed on Exhibit 1.1(e). All of the Licenses and Permits are valid and in good standing and Seller has not received any notice that the Licenses and Permits will lapse or be terminated by action of any governmental authority or otherwise. Except as set forth on
Exhibit 1.1(e), to the best of Seller's knowledge, all of the Licenses and Permits are freely assignable and transferable to Buyer at the Closing and will continue to be in full force and effect after such transfer.

4.11	Agreements, Contracts and Commitments.

	a.	Employee Plans.  There is no liability that will be imposed
		upon Buyer with respect to any Employee Plan. "Employee Plan" means any pension, retirement, disability, medical, dental, or other health insurance plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan, or other employee benefit plan or arrangements including, without limitation, any "pension plan" as defined in
		Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any "welfare plan" as defined in Section 3(1) of ERISA, whether or not any of the foregoing is funded, (i) to which Seller is a party or by which Seller is bound; or (ii) with respect to which Seller has made any payments or contributions since January 1, 1998, or may otherwise have any liability (including any such plan or other arrangement formerly maintained by Seller).

	b.	Union and Employment Contracts and Other Employment Matters.

		(i)	Seller is not a party to any collective bargaining
			agreement or any other written employment agreement, nor is Seller a party to any other contract or understanding (oral or written) that contains any severance pay liabilities or obligations, except for accrued, unused vacation pay or accrued and unused sick leave pay.

		(ii)	During the last three (3) years Seller has experienced
			no work stoppages, walkouts or strikes or attempts by its employees to organize a union.

		(iii)	Except as disclosed in Schedule 4.12(b)(iii) hereto,
			there have been no employee or ex-employee lawsuits or claims, or any claims of unfair labor practices or the like, in the past three (3) years.

	d.	Breach.  Seller has performed in all material respects all
		obligations required to be performed by Seller to date under each Assumed Contract; and neither Seller nor, to the knowledge of Seller, any other party is in default under any Assumed Contract. No event has occurred which after the giving of notice or the lapse of time or otherwise would constitute a default under, or result in a breach of by Seller of any Assumed Contract.

	e.	Copies of Contracts; Terms and Binding Effect.  Exhibit 1.1(f)
		contains an accurate and complete list of all Contracts. True, complete and correct copies of all Assumed Contracts have been delivered to Buyer or are attached to the Schedules where required by this Agreement; there are no amendments to or modifications of, or agreements of the parties relating to, any such Assumed Contracts which have not been delivered to Buyer; and each such Assumed Contract is considered valid and binding on Seller to it in accordance with its respective terms (except as such enforceability may be limited by the effect of bankruptcy, insolvency or similar laws affecting creditor rights generally or by general principles of equity).

4.12	Insurance.  Seller maintains the insurance identified in Schedule 4.12.

4.13	Litigation and Related Matters.

	a.	Except as set forth on Schedule 4.13, there are no claims
		(including, without limitation, workers' compensation claims), action, suits, inquiries, investigations, or proceedings pending or threatened or imminent, relating to the Seller, the Purchased Assets, any portion of the Business, any of the Assumed Liabilities or the transactions contemplated by this Agreement, and, to the best knowledge of Seller, there is no basis for any such claim, action or proceeding. Seller has complied in all material respects with all statutes, laws and regulations, orders, rules, regulations and requirements ("Laws") applicable to it, the Business, or the Purchased Assets, including Laws relating to environmental matters and Laws promulgated by governmental or other authorities, relating to the Purchased Assets and the operation of the Business. Without limiting the generality of the foregoing, Seller has not used or stored hazardous, toxic or contaminating wastes or substances on any real property or discharged or released any such substances upon any real property, including, but not limited to, underground injection of such substances, in violation of any environmental Laws for which Seller would be liable in any single instance for more than $1000 or in the aggregate more than $5000.

	b.	Seller is not subject to any material existing judgment, order,
		decree, or other action affecting the operation of the Business or the Purchased Assets or which would prevent, impede, or make illegal the consummation of the transactions contemplated in this Agreement, or which would have a material adverse effect on Seller or on the Business or any of the Purchased Assets.

	c.	No legal actions have been commenced against Seller with respect
		to the Business or the Purchased Assets within the three (3) years prior to the Closing Date.

4.14	Customers.  Except as provided in Schedule 4.14, no single customer of
Seller accounted for more than ten percent (10%) of Seller's revenues in the Business during the fiscal year ending prior to the date of this Agreement. Seller has received no written notice that any customer intends to cease doing business with Seller or materially alter the amount of business or terms upon which it does with Seller.

4.15	Products.  To the best of Seller's knowledge, all Products sold by
Seller conform in all material respects to all applicable laws, ordinances, regulations, trade and industry standards, contract specifications and descriptive material or advertisements associated with the Products. Schedule
4.15 discloses all written claims received by Seller within the last three years based upon alleged breach of product warranty, strict liability in tort, or any other allegation of liability arising from Seller's sale of goods, including Products (hereafter collectively referred to as "Product Liability Claims").

4.16	Conflicts; Required Consents.  Except as provided in Schedule 4.16, neither the execution and delivery of this Agreement by Seller nor compliance by Seller with the terms and provisions of this Agreement will (a) conflict with or result in a breach of (i) any of the terms, conditions or provisions of the Articles of Incorporation, Bylaws or other governing instruments of Seller,
(ii) any judgment, order, decree or ruling to which the Seller is a party,
(iii) any injunction of any court or governmental authority to which either of them is subject, or (iv) any Assumed Contract; or (b) require the affirmative consent or approval of any third party other than the approval of Seller's shareholders.

4.17	Binding Obligation.  This Agreement constitutes the legal, valid and binding obligation of Seller in accordance with the terms hereof. Seller is not subject to any charter, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment or decree, or any other restriction of any kind or character, which would prevent the consummation of the transactions contemplated in this Agreement.

4.18	Maintenance of Business.  Since June 30, 2001, Seller has conducted the
Business only in the usual and ordinary manner, including:

	a.	timely payment and discharge of all bills and monetary
		obligations and timely and proper performance of all of its obligations and commitments under all Assumed Contracts;

	b.	preservation and maintenance of its Business assets, including
		customer, vendor and employee relationships consistent with past practices;

	c.	processing or shipment of any customer orders in a manner
		consistent with ordinary business practices.

Further, since June 30, 2001, Seller has not:

	d.	to its knowledge, created or suffered to exist any Encumbrances
		with respect to any of the Purchased Assets which has not been discharged;

	e.	sold or transferred any assets of a type similar to the
		Purchased Assets, except for sales of inventory in the ordinary course of its business;

	f.	made any change in the conduct or nature of the Business;

	g.	changed any method of accounting; or

	h.	waived any rights that are the subject of this Agreement.

4.19	Receivables.  A schedule of all of Seller's receivables is attached hereto as Schedule 4.19. Except for any reserves shown on Schedule 4.19, to the best of Seller's knowledge, all of the receivables are collectible within 90 days of the date hereof.

4.20	Absence of Certain Business Practices.  Neither Seller nor any officer, employee or agent of Seller, nor any other person acting on its behalf, has directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Business (or assist Seller in connection with any actual or proposed transaction) which (i) would subject Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not continued in the future, would materially adversely affect the Assets of the Business, or the prospects of the Business or which would subject Seller to suit or penalty in any private or governmental litigation or proceeding.

4.21	Disclosure.  No material representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.



			ARTICLE 5
	  REPRESENTATIONS AND WARRANTIES OF BUYER

	Buyer makes the following representations and warranties to Seller with the intention that Seller may rely upon the same, and acknowledges that the same shall be true as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

5.1	Organization.  Buyer is a corporation, duly organized, validly existing in good standing under the laws of the State of Minnesota, and has all requisite corporate power and authority, corporate and otherwise, to own its properties and conduct the business in which it is presently engaged.

5.2 	Corporate Authority.  Buyer has all requisite  power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement have been duly authorized by all requisite action of Buyer's Board of Directors and shareholders. This Agreement has been executed and delivered by a duly authorized officer of Buyer and is a valid and binding agreement of the Buyer, enforceable against them in accordance with its terms.

5.3	Breaches of Contracts; Required Consents.  Neither the execution and delivery of this Agreement by Buyer, nor compliance by Buyer with the terms and provisions of this Agreement, will (a) conflict with or result in a breach of:
(i) any of the terms, conditions or provisions of the Articles of Incorporation, Bylaws or other governing instruments of Buyer, (ii) any judgment, order, decree or ruling to which the Buyer is a party, (iii) any injunction of any court or governmental authority to which it is subject, or
(iv) any agreement, contract or commitment listed on any Exhibit hereto and which is material to the financial condition of Buyer; or (b) require the affirmative consent or approval of any third party.

5.4	Binding Obligation.  This Agreement constitutes the legal, valid and binding obligation of Buyer in accordance with the terms hereof. Buyer is not subject to any charter, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment or decree, or any other restriction of any kind or character, which would prevent the consummation of the transactions contemplated in this Agreement.

5.5	Disclosure.  No material representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.



			ARTICLE 6
	     CONDITIONS PRECEDENT TO CLOSING

6.1	Conditions Precedent to Obligations of Seller.  The obligations of
Seller under this Agreement are subject to fulfillment prior to or at the Closing of each of the following conditions, unless waived in writing by Seller:

	a.	Representations and Warranties.  Each of the representations
		and warranties made by Buyer in this Agreement or in any instrument, schedule, certificate or writing delivered by Buyer pursuant to this Agreement, shall be true and correct when made and shall be true and correct at and as of the Closing Date as though such representation and warranties were made or given on and as of the Closing Date. Buyer shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by Buyer by the Closing Date. Seller shall have received a certificate signed by the appropriate officer of Buyer to the foregoing effect.

	b.	Absence of Certain Legal Proceedings.  No suit or other legal
		proceeding shall have been commenced seeking to restrict or prohibit the transactions contemplated by this Agreement.

	c.	Other Matters.  Buyer shall have delivered the documents
		required under Section 7.3.

	d.	Preservation of Business.  Seller shall use commercially
		reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its respective officers and employees and maintain satisfactory relationships with those persons having business relationships with it.

	e.	Opinion of Counsel.  Seller shall have received a legal opinion
		of Lindquist & Vennum, P.L.L.P, counsel to Buyer, dated the Closing Date, that all action required to be taken under Buyer's Articles of Incorporation, Bylaws or otherwise, by any of Buyer's Board of Directors or shareholders, has been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the transactions contemplated thereby

6.2	Conditions Precedent to Obligations of Buyer.  The obligations of Buyer under this Agreement are subject to fulfillment prior to or at Closing of each of the following conditions, unless waived in writing by Buyer:

	a.	Representations and Warranties.  Each of the representations
		and warranties made by Seller in this Agreement, or in any instrument, schedule, certificate or writing delivered by Seller pursuant to this Agreement, shall be true and correct when made and as of the Closing Date. Seller shall have performed or complied with all obligations and covenants required by this Agreement to be performed or complied with by Seller by the Closing Date. Buyer shall have received a certificate signed by the appropriate officer of Seller to the foregoing effect.

	b.	Approvals; Absence of Certain Legal Proceedings.  All required
		approvals or consents shall have been obtained by Seller and no suit or other legal proceeding shall have been commenced seeking to restrict or prohibit the transactions contemplated by this Agreement.

	c.	Corporate Authorization.  All action required by law, Seller's
		Articles of Incorporation, Bylaws or otherwise to be taken by the Boards of Directors and shareholders of Seller to authorize the execution, delivery and performance of this Agreement and the transactions contemplated thereby shall have been duly and validly taken.

	d.	Opinion of Counsel.  Buyer shall have received a legal opinion
		of Gray, Plant, Mooty, Mooty & Bennett, P.A., counsel to Seller, dated the Closing Date, that all action required to be taken under Seller's Articles of Incorporation, Bylaws or otherwise, by any of the Seller's Board of Directors or shareholders , has been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the transactions contemplated thereby

	e.	Other Matters.  Seller shall have delivered the documents
		required under Section 7.2.

			ARTICLE 7
			 CLOSING

7.1	Closing.  The closing of the transaction contemplated by this Agreement
("Closing") shall be held at the offices of Lindquist & Vennum P.L.L.P., 4200 IDS Center, Minneapolis, MN 55402 no later than 9:00 a.m. on November 30, 2001, but effective at the close of business on such date (the "Closing Date"); provided, Buyer may set a Closing Date earlier than November 30, 2001, upon five (5) days' written notice to Seller. Such date of Closing shall be referred to herein as the "Closing Date."

7.2	Seller's Deliveries.  Seller agrees to execute and/or deliver the following documents to Buyer at the Closing:

	a.	All certificates, schedules, exhibits, and attachments in
		completed form and specifying the information required by the provisions of this Agreement.

	b.	A certificate of the Secretary of Seller certifying as to (i) a
		copy of resolutions of the Seller's Board of Directors which authorize the execution, delivery and performance of this Agreement as having been duly adopted and as being in full force and effect on the Closing Date, (ii) a copy of resolutions of the shareholders of Seller which authorize this Agreement and the transactions contemplated herein as having been duly adopted and as being in full force and effect on the Closing Date, (iii) a copy of the Seller's Articles of Incorporation as certified by the Secretary of State of Minnesota in effect as of the Closing Date, and (iv) a true and correct copy of the Seller's Bylaws in effect as of the Closing Date.

	c.	A certificate of good standing of Seller certified by the
		Secretary of State of Minnesota as of no more than two (2) days prior to the Closing Date.

	d.	A Bill of Sale, a Trademark Assignment and instruments of
		assignment and transfer for the sale of the Purchased Assets.

	f.	Amendment to Seller's Articles of Incorporation changing
		Seller's name, in form complete and adequate for filing.

	g.	All necessary consents under the Assumed Contracts.

	h.	A copy of the Consulting Agreement between Buyer and Charles B.
		McNeil, in the form of Exhibit A.

	i.	A schedule of those accounts payable or trade payables incurred
		in the ordinary course and consistent with past practice, from the date hereof to the Closing Date (the "Closing Payables Sheet") as agreed to by Buyer and only in the amounts set forth on the Closing Payables Sheet.

	j.	A certificate (the "Closing Receivables Certificate") by an
		officer of Seller, dated as of the Closing Date, certifying that, except for any reserves shown thereon and to the best of Seller's knowledge, all of the Receivables are collectible within 90 days of the Closing Date.

	k.	Such other documents as Buyer may reasonably request for the
		purpose of assigning, transferring, granting, conveying, and confirming to Buyer or reducing to its possession, any and all assets, property and rights to be assigned, conveyed, or transferred pursuant to the terms of this Agreement.

7.3	Buyer's Deliveries.  Buyer agrees to execute and/or deliver the following to Seller at the Closing:

	a.	The Purchase Price.

	b.	Consulting Agreement with Charles B. McNeil in the form of
		Exhibit A.

	c.	A certificate of the Secretary of Buyer certifying as to (i) a
		copy of resolutions of the Buyer's Board of Directors which authorize the execution, delivery and performance of this Agreement as having been duly adopted and as being in full force and effect on the Closing Date, (ii) a copy of the Buyer's Articles of Incorporation as certified by the Secretary of State of Minnesota in effect as of the Closing Date, and
		(iii) a true and correct copy of the Buyer's Bylaws in effect as of the Closing Date.

	d.	Such other documents as Seller reasonably may request to carry
		out the transactions contemplated under this Agreement.


			ARTICLE 8
		POST CLOSING OBLIGATIONS

8.1	Further Documents and Assurances.  At any time and from time to time after the Closing Date, each party shall, upon request of another party, execute, acknowledge and deliver all such further and other assurances and documents, including such documents as may be necessary or appropriate to perfect title in the Intellectual Property in Buyer, and will take such action consistent with the terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated herein and to permit each party to enjoy its rights and benefits hereunder. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in their own respective names for the benefit of Buyer, any claim, right or benefit transferred by this Agreement that may require prosecution or enforcement in Seller's name.

8.2	Payment of Debts and Liabilities.  Seller shall pay all of its liabilities and debts which have arisen on or prior to the Closing Date, except for the Assumed Liabilities and amounts which Seller contests in good faith and to which it maintains an adequate reserve.

8.3	Insurance.  For a period of one year, Seller shall maintain its current product liability insurance for the benefit of Buyer as an additional insured to provide for coverage of losses or liability relating to Products sold prior to the Closing Date and Products sold after the Closing Date which were finished goods Inventory as of the Closing Date.


			ARTICLE 9
		    INDEMNIFICATION

9.1	Survival of Representations, Warranties and Agreements. The
representations, warranties and agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing Date and remain in full force and effect after the Closing Date for a period of one (1) year.

9.2	Indemnification by Seller.  For a period of one (1) year and subject to
Section 9.6, Seller shall indemnify and hold Buyer harmless at all times from and after the date of this Agreement, against and in respect of all damages, losses, costs and expenses (including reasonable attorney fees) which Buyer may suffer or incur in connection with any of the following:

	a.	Any claim, demand, action or proceeding asserted by a creditor
		of Seller or respecting any liabilities of Seller that are included in the Excluded Liabilities.

	b.	The material breach of any of the representations, warranties
		or covenants of Seller in this Agreement.

	c.	Any and all claims by third parties arising out of Seller's
		conduct of the Business or use or ownership of any assets, including Purchased Assets, on or prior to the Closing Date.

	d.	Third party product liability claims  filed within twelve
		months following the Closing Date concerning products manufactured by Seller which are finished goods included in the Inventory on the Closing Date and sold in the Business after the Closing Date.

	e.	Any reasonable costs and expenses associated with defending
		against any of the foregoing claims, liabilities, obligations, costs, damages, losses and expenses.

9.3	Indemnification by Buyer.  Buyer shall indemnify and hold Seller harmless at all times from and after the date of this Agreement, against and in respect of all damages, losses, costs and expenses (including reasonable attorney fees) which Seller may suffer or incur in connection with any of the following:

	a.	Any claim, demand, action or proceeding asserted by any third
		party respecting any liabilities that are included in the Assumed Liabilities.

	b.	All claims by third parties arising out of the conduct of the
		Business or use or ownership of any of the Purchased Assets from and after the Closing (including, without limitation, any product liability claims concerning Products which are sold by Buyer from and after the Closing Date, unless covered by
		Section 9.1(d)).

	c.	The breach of any of the representations, warranties or
		covenants of Buyer in this Agreement.

	d.	Any costs and expenses associated with defending against any of
		the foregoing claims, liabilities, obligations, costs, damages, losses and expenses.

9.4	Cooperation; Notice.  In the event a party hereto (the "Indemnifying
Party") is indemnifying the other party hereto (the "Indemnified Party"), the Indemnified Party agrees to provide the Indemnifying Party such cooperation, information or assistance as the Indemnifying Party may reasonably request. The Indemnified Party shall give notice to the Indemnifying Party of each matter, claim, demand, fact or other circumstances upon which a claim for indemnification ("Claim") under this Article 9 is based. Such notice shall contain, with respect to each Claim, such facts and information as are then reasonably available, and the specific basis for indemnification hereunder.

9.5	Defense of Claims.  The Indemnifying Party shall have the right to assume defense of and to settle any Claim asserted by a third party against the Indemnified Party with counsel reasonably acceptable to the Indemnified Party so long as the Indemnifying Party is diligently defending such Claim; provided that the Indemnified Party may, at its expense, participate in such proceeding. The Indemnifying Party shall not settle any Claim without the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement requires no admission of liability on the part of the Indemnified Party and no assumption of any obligation or monetary payment for which the Indemnified Party has not been fully indemnified and protected against. The Indemnified Party may not settle any Claim for which it may seek indemnification from an Indemnifying Party without the Indemnifying Party's consent, such consent not to be unreasonably withheld, conditioned or delayed.

9.6	Limitation; Insurance Offset.  Notwithstanding anything in Section 9.2 or 9.3, in no event shall Buyer have or assert any claim against Seller, and in no event shall Seller be liable to Buyer for any damages, losses, costs and expenses (including reasonable attorney fees) in an amount in excess of $20,000. Further, any losses calculated for purposes of Sections 9.2 or 9.3 shall take into account any offsetting proceeds from insurance paid because of such losses to an Indemnified Party, provided that (a) the insurance proceeds are paid to the Indemnified Party without dispute or challenge by the insurer and (b) the Indemnified Party shall have no obligation to contest any determination by any insurer.


			ARTICLE 10
			 GENERAL

10.1	Public Announcements.  None of the parties to this Agreement shall issue or make any press release or other public statements with respect to this Agreement or the transactions described herein to employees, customers, distributors, suppliers or other persons except and unless such release, statement or announcement has been jointly approved by the parties (which approval shall not be unreasonably withheld or delayed), except as may be required by applicable law (including, but not limited to the Securities Exchange Act of 1934) or by obligations pursuant to any listing agreement with any securities market or any securities market regulations. If any party is so required to issue or make a press release, public statement or other announcement, such party shall inform the other party prior to issuing or making any such press release, public statement or announcement and shall reasonably consult with the other party regarding the content thereof if practicable.

10.2	Counterparts.  This Agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if the signatures thereto were on the same instrument. This Agreement shall be effective and binding upon all parties to this Agreement at such time as all parties have executed a counterpart of this Agreement.

10.3	Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, and, three days after deposited, if placed in the U.S. mails for delivery by registered or certified mail, return receipt requested, postage prepaid, addressed to the address of the respective party as stated under such party's signature space on this Agreement. Addresses may be changed by written notice given pursuant to this Section.

10.4	Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their successors or assigns.

10.5	Expenses.  Except as otherwise provided herein, each party hereto shall each bear and pay for its own costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby, including, without limitation, all fees and disbursements of lawyers, accountants, financial consultants, brokers or finders incurred through the Closing Date.

10.6	Headings and Construction.  The descriptive headings of the several
Articles and Sections of this Agreement and of the several Exhibits to this Agreement are inserted for convenience only and do not constitute a part of this Agreement. This Agreement shall not be construed against either party since each party has negotiated its provisions and contributed to its drafting.

10.7	Entire Agreement; Modification and Waiver.  This Agreement, together with the Exhibits and the related written agreements specifically referred to herein, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision hereof and the circumstance or event specifically made subject thereto and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any recurrence thereof.

10.8	Jurisdiction.  The parties agree that the forum for any controversy arising under this Agreement shall be exclusively in the State of Minnesota.

10.9	Governing Law.  This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Minnesota (without giving effect to principles of conflict of law thereof).

10.10	Attorneys Fees.  Subject to Section 9.6, in an action to enforce a party's rights hereunder, the prevailing party shall be entitled to recover its cost and expenses (including attorneys' fees, whether or not suit is brought) from the other party.

10.11	Benefit.  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.12	Mediation.

	a.	Any dispute, controversy or claim arising out of this
		agreement, or the interpretation, application, breach, termination or validity thereof, including any claim of inducement by fraud or otherwise, shall, before submission to arbitration in accordance with the following Section of this Agreement, first be mediated through non-binding mediation in accordance with the Model Procedures for the Mediation of Business Disputes promulgated by the Center for Public Resources ("CPR") then in effect, except where those rules conflict with these provisions, in which case these provisions control. The mediation shall be conducted in Minneapolis, Minnesota and shall be attended by a senior executive with authority to resolve the dispute from each of the operating companies that are parties.

	b.	The mediator shall be an attorney specializing in business
		litigation who has at least 15 years of experience as a lawyer with a law firm or corporation of over 10 lawyers or was a judge of a court of general jurisdiction and who shall be appointed from the list of neutrals maintained by CPR.

	c.	The parties shall promptly confer in an effort to select a
		mediator by mutual agreement. In the absence of such an agreement, the mediator shall be selected from a list generated by CPR with each party having the right to exercise challenges for cause and two peremptory challenges within 72 hours of receiving the CPR list.

	d.	The mediator shall confer with the parties to design procedures
		to conclude the mediation within no more than 45 days after initiation. Under no circumstances shall the commencement of arbitration under Section 11.13 below be delayed more than 45 days by the mediation process specified herein.

	e.	Each party agrees to toll all applicable statutes of limitation
		during the mediation process and not to use the period or pendency of the mediation to disadvantage the other party procedurally or otherwise. No statements made by either side during the mediation may be used by the other during any subsequent arbitration.

	f.	Each party has the right to pursue provisional relief from any
		court, such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration, even though mediation has not been commenced or completed.

10.13	Arbitration of Disputes.

	a.	Any dispute, claim or controversy arising from or related in
		any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, will be submitted for resolution to arbitration pursuant to the commercial arbitration rules then pertaining of the CPR, except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in Minneapolis, Minnesota.

	b.	The panel shall consist of one arbitrator chosen from the CPR
		Panels of Distinguished Neutrals who is a lawyer specializing in business litigation with at least 15 years experience with a law firm or corporation of over 10 lawyers or was a judge of a court of general jurisdiction.

	c.	The parties agree to cooperate (1) to obtain selection of the
		arbitrator within 30 days of initiation of the arbitration, (2) to meet with the arbitrator within 30 days of selection and (3) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than 9 months after selection of the arbitrator and in the award being rendered within 60 days of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides with 20 days after the conclusion of the hearings. In the event no such agreement is reached, the CPR will select an arbitrator, allowing appropriate strikes for reasons of conflict or other cause and three peremptory challenges for each side. The arbitrator shall set a date for the hearing, commit to the rendering of the award within 60 days of the conclusion of the evidence at the hearing, or of any post-hearing briefing (which briefing will be completed by both sides in no more than 20 days after the conclusion of the hearings), and provide for discovery according to these time limits, giving recognition to the understanding of the parties hereto that they contemplate reasonable discovery, including document demands and depositions, but that such discovery be limited so that the time limits specified herein may be met without undue difficulty. In no event will the arbitrator allow either side to obtain more than a total of 40 hours of deposition testimony from all witnesses, including both fact and expert witnesses. To that end each of the parties hereto agrees to pursue no more than the following discovery in the aggregate from all parties and non-parties to the action: a total of no more than 20 requests for documents (including subparts) set forth in no more than two separately served document demands; a total of no more than 20 interrogatories (including subparts) set forth in no more than two separately served sets of interrogatories. In the event multiple hearing days are required, they will be scheduled consecutively to the greatest extent possible.

	d.	The arbitrator shall render its award following the substantive
		law of Minnesota. The arbitrator shall render an opinion setting forth findings of fact and conclusions of law with the reasons therefor stated. A transcript of the evidence adduced at the hearing shall be made and shall, upon request, be made available to either party.

	e.	To the extent possible, the arbitration hearings and award will
		be maintained in confidence.

	f.	The United States District Court for the District of Minnesota
		may enter judgment upon any award. In the event the panel's award exceeds $5 million in monetary Damages or includes or consists of equitable relief, then the court shall vacate, modify or correct any award where the arbitrators' findings of fact are clearly erroneous, and/or where the arbitrators' conclusions of law are erroneous; in other words, it will undertake the same review as if it were a federal appellate court reviewing a district court's findings of fact and conclusions of law rendered after a bench trial. An award for less than $5 million in Damages and not including equitable relief may be vacated, modified or corrected only upon the grounds specified in the Federal Arbitration Act. The parties consent to the jurisdiction of the above-specified Court for the enforcement of these provisions, the entry of judgment on any award, and the vacatur, modification and correction of any award as above specified. In the event such Court lacks jurisdiction, then any court having jurisdiction of this matter may enter judgment upon any award and provide the same relief, and undertake the same review, as specified herein.

	g.	Each party has the right before or during the arbitration to
		seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

	h.	EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY
		JURY.

	i.	EACH PARTY HERETO WAIVES ANY CLAIM TO PUNITIVE OR EXEMPLARY
		DAMAGES FROM THE OTHER.

	j.	EACH PARTY HERETO WAIVES ANY CLAIM OF CONSEQUENTIAL DAMAGES
		FROM THE OTHER.


[Signatures to Asset Purchase Agreement on next page]

	Each of the parties hereto has caused this Asset Purchase Agreement to be executed in the manner appropriate to each, all as of the day and year first above written.

				OXBORO MEDICAL, INC.


				By: /s/David Berkley
				    David Berkley, President


				SURGIDYNE, INC.


				By: /s/ Theodore A. Johnson
				    Theodore A. Johnson, Chairman of the Board

								Appendix B


			ARTICLES OF AMENDMENT
				TO THE
		ARTICLES OF INCORPORATION, AS AMENDED
				  OF
			   SURGIDYNE, INC.

	The undersigned, the Chairman of the Board of Directors of Surgidyne, Inc., a Minnesota business corporation (the "Corporation") organized under the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that at a meeting of the shareholders of the Corporation held on December __, 2001, the shareholders of the Corporation duly amended the Articles of Incorporation of the Corporation, as amended, pursuant to Chapter 302A by amending Article I and Article III thereof to read in its entirety as follows:

				ARTICLE I.

				  NAME.

		The name of this corporation is Surg II, Inc.


			      ARTICLE III.

			   AUTHORIZED SHARES

	The aggregate number of shares that this Corporation has authority to issue is Two-Hundred Million (200,000,000) shares having no par value. Unless otherwise designated, all shares issued shall be designated as common shares. Each holder of common shares shall be entitled to one vote for each common share standing in his name on the books of the Corporation. The Board of Directors is authorized to adopt, by an affirmative vote of a majority of the directors present at a duly called meeting, a resolution or resolutions providing for the establishment of a class or series of authorized shares of the Corporation, setting forth the designation of and number of shares constituting the class or series of fixing the relative rights and preferences of the class or series. The Board of Directors may grant preemptive rights with respect to some or all of the shares not designated common shares.

	IN WITNESS WHEREFORE, I have hereunto set my hand this ______ day of December, 2001.


				______________________________
				By:  Theodore A. Johnson
				Its:  Chairman of the Board of Directors

								Appendix C

		MINNESOTA BUSINESS CORPORATION ACT

302A. 471.  Rights of dissenting shareholders

	Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

	(a)	An amendment of the articles that materially and adversely
		affects the rights or preferences of the shares of the dissenting shareholder in that it:

		(1) alters or abolishes a preferential right of the shares;

		(2) creates, alters, or abolishes a right in respect of the
		    redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

		(3) alters or abolishes a preemptive right of the holder of the
		    shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

		(4) excludes or limits the right of a shareholder to vote on a
		    matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

	    (b) A sale, lease, transfer, or other disposition of all or
		substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

	    (c) A plan of merger, whether under this chapter or under chapter
		322B, to which the corporation is a party, except as provided in subdivision 3;

	    (d) A plan of exchange, whether under this chapter or under chapter
		322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, expect as provided in subdivision 3; or

            (e) Any other corporate action taken pursuant to a shareholder vote
		with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

	Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

	    (b) The beneficial owner of shares who is not the shareholder may
		assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

	Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchange in the plan of exchange.

	    (b) If a date is fixed according to section 302A.445, subdivision
		1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenter's rights.

	Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473.  Procedures for asserting dissenters' rights

	Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meaningS given them.

	    (b) "Corporation" means the issuer of the shares held by a
		dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

	    (c) "Fair value of the shares" means the value of the shares of a
		corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

	    (d) "Interest" means interest commencing five days after the
		effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

	Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

	Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

	Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

		    (1) The address to which a demand for payment and
			certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

   	  	    (2) Any restrictions on transfer of uncertificated shares
			that will apply after the demand for payment is received;

		    (3) A form to be used to certify the date on which the
			shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

		    (4) A copy of section 302A.471 and this section and a
			brief description of the procedures to be followed under these sections.

	    (b) In order to receive the fair value of the shares, a dissenting
		shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph
		(a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

	Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

		    (1) The corporation's closing balance sheet and statement
			of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

		    (2) An estimate by the corporation of the fair value of the
			shares and a brief description of the method used to reach the estimate; and

		    (3) A copy of section 302A.471 and this section, and a
			brief description of the procedure to be followed in demanding supplemental payment.

	    (b) The corporation may withhold the remittance described in
		paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

 	    (c) If the corporation fails to remit payment within 60 days of the
		deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

	Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

	Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter.
The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision
5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

	Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

	    (b) If the court finds that the corporation has failed to comply
		substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

	    (c) The court may award, in its discretion, fees and expenses to
		an attorney for the dissenters out of the amount awarded to the dissenters, if any.

							Appendix D

FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

		SECURITIES AND EXCHANGE COMMISSION
			Washington, D. C. 20549
				FORM 10-KSB
(Mark One)
   [X]  ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
	   EXCHANGE ACT OF 1934 For the Fiscal Year Ended December
	   31, 2000
   [ ]  TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES
	   EXCHANGE ACT OF 1934

		Commission File Number: 33-13058-C

			SURGIDYNE, INC.
  (Name of small business issuer in its charter)


			Minnesota
(State of other jurisdiction of incorporation or organization)

			58-1486040
	(I.R.S. Employer Identification Number)

		9909 South Shore Drive
	   	     Minneapolis, MN
	(Address of principal executive offices)

			  55441
			(Zip Code)


Issuer's telephone number   (763) 595-0665


Securities registered pursuant to Section 12(b) of the Act:
NONE


Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value
(Title of class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
		[X]   YES   [ ]  NO

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B contained is not in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB
or any amendment to this Form 10-KSB.     X

Issuer's revenues for the year ended December 31, 2000 were
                    $428,040.

The aggregate market value of the common stock held by non-affiliates of the Registrant based upon the closing of the common stock sale price on the OTC bulletin board system on March 16, 2001 was approximately $660,000. For purposes of this calculation, all Directors and Executive Officers of the Registrant have been deemed affiliates.

   7,447,085 Shares of Common Stock, no par value, were outstanding at December 31, 2000

	DOCUMENTS INCORPORATED BY REFERENCE
			NONE

This Form 10-KSB consists of 25 pages (including exhibits).
The index To exhibits is set forth on page 7

ITEM 1. DESCRIPTION OF BUSINESS

General

Surgidyne, Inc. (the "Company"), a Minnesota corporation designs, develops, manufactures and markets specialty medical and surgical wound drainage products. The Company was incorporated in Minnesota in March 1984, and is successor by merger to a corporation of the same name that was incorporated in Georgia in September 1982. The Company's executive offices are located at 9909 South Shore Drive, Minneapolis, Minnesota 55441 (763-595-0665)

Products

The Company's currents product lines are comprised of VariDyne microelectronic A.C./D.C. battery powered suction systems with disposable drainage/collection products for postoperative and other suction drainage applications, disposable SABER and S-VAC 100 bulb evacuators for postoperative closed wound suction drainage along with other related disposable products. The Company also sells some of its disposable wound drainage components on an original equipment manufacturer (OEM) basis. Additionally, the Company provides contract assembly and packaging services for disposable medical and related products.

Marketing and Distribution

The Company's basic products are sold through a network of independent dealers, with eight domestic dealers and four international dealers. The Company sells directly to hospital accounts in the United States in areas without dealer representation. Internationally, the Company's products are sold through four dealers located in Canada, Puerto Rico, the United Kingdom, and Italy. The Company does not employ an outside sales force and is largely dependent upon its dealers for sales and service to hospital accounts.

The Company's business is not seasonal in nature. The Company typically does not provide extended payment terms to customers and, has had satisfactory collections of accounts receivable. Sales are usually made on a net 30-day basis. Sales orders from the exclusive dealer in Italy are done by irrevocable letter of credit u U.S. dollars or are prepaid by bank wire transfer.

Suppliers

The Company purchases all components for its products from outside suppliers and has some components manufactured to its specification. The Company is dependent upon such suppliers for a readily available supply of necessary components. The Company has single sources of supply for some of its critical components. Management has determined that developing and maintaining additional sources for all critical components is not cost effective. The Company has no written agreements with its suppliers, other than purchase orders.

Most suppliers sell to the Company on standard credit terms, while some sell on a collect-on-delivery basis.

Patents and Trademarks

The Company has a patent covering its SABER Bulb Evacuator. There can be no assurance that this patent will be of material benefit to the Company.

Major Customers

The Company experience significant revenue reductions in 2000 as compared to 1999 due to loss and material reductions in purchases by major customers. Its largest dealer, Chirmed SpA, exclusive dealer for Italy, reduced purchases by 26%, $42,775, in 2000 as compared to 1999. The Company's largest OEM account terminated its contract manufacturing with the Company, resulting in a revenue loss of $80,762 for 2000 as compared to 1999. Some other major dealer customers also purchased less in year 2000 adversely affecting the Company's revenues.


Competition

The hospital market for disposable suction drainage products is highly price competitive. One company, Stryker Corporation, an orthopedic product company, markets battery powered suction drainage systems, including both wound and orthopedic drainage and auto transfusion products. A number of other companies market disposable closed suction wound drainage products including Allegiance Healthcare, Zimmer, Inc., Johnson and Johnson, C.R. Bard. The Company's products are designed to provide significant enhancements to existing products in its specific market niches.

The Company's Varidyne system is the only battery powered system with variable and controllable vacuum up to 350mm Hg and is the only system with a closed infection control system for emptying. Such a system protects healthcare providers from cross contamination resulting from infectious pathogens in wound exudates.

The Company's patented Saber TM System features its unique bulb evacuator, with an integral anti-reflux valve that mates to its 3C Collection Unit for optimal infection control while providing simultaneous emptying and reactivation.

Research and Development

The Company incurred research and development expenditures of $11,873 and $14,671 for the years ended December 31, 2000 and 1999, respectively. The Company expects to maintain similar development expenditures in 2001.

Government Regulation

The Company's products are classified as Class I and II medical devices under the Medical Device Amendment to the Federal Food, Drug, and Cosmetic Act (the "Act"). As such they are subject to regulation by the United States Food and Drug Administration
(FDA), which has the power to approve medical devices before sales, remove medical devices from the marketplace if found to be unsafe or ineffective, and control plant conditions to assure product quality. No government approval, other than FDA pre-market approval, is required for sale and use of the Company's products in the United States and Puerto Rico. The Company has FDA 510(k) exemption for all marketed products, including Varidyne Vacuum Controllers and collection systems, SABER and S-VAC 100 Bulb Evacuators. The VariDyne Vacuum Controller Models 140 and 350, used in conjunction with the CSA approved Model 2007 battery charger, have been approved by the Canadian Standards Association.

The Company's products required the CE mark for European markets as of June 14, 1998. The Company received CE mark certification
July 22, 1998 for products marketed to dealers in Europe.

Employees

At December 31, 2000, the Company employed 4 full-time persons.
None of the Company's employees are represented by a labor union.
The Company has experienced no work stoppages and believes that its employee relations are good.


ITEM 2.  DESCRIPTION OF PROPERTY

The Company's administrative headquarters, research and development, production and warehousing operations are located in a single building in Minneapolis, Minnesota, The facility comprises approximately 6,400 square feet, which the Company leases for approximately $2,800 per month through November 2001. Management considers that this property is sufficient for its present operations.


ITEM 3.  LEGAL PROCEEDINGS

The Company has one pending legal matter as of December 31, 2000 regards to a note payable. As of December 31, 2000 the holder of the note had declared bankruptcy and contacted the Company regarding the payment of this currently due note payable of approximately $36,000. Both parties are currently negotiating the settlement of the amount to be paid by the Company. At December 31, 2000 the entire amount due is recorded.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of shareholders during the fourth quarter ended December 31, 2000.

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER
	      MATTERS

The following table sets forth for the fiscal period indicated, the high and low bid prices as reported in the local over-the-counter market in Minneapolis, Minnesota. These quotations reflect inter-dealer prices, without retail mark-up, markdown, or commission and may not represent actual transactions.



				Bid PriceRange
			2000			1999
Fiscal Period	High		Low	High		Low
First Quarter	$.51		$.16	$.15		$.07
Second Quarter	.53		.13	.25		.19
Third Quarter	.53		.18	.50		.24
Fourth Quarter	.30		.07	.38		.22

On December 31, 2000, the bid price for the common shares as reported in the local over-the-counter market was $ .125 and the Company had 396 holders of record of its common shares.
Although the shares are reported in the local over-the-counter market, there was limited sales activity.

The Company has not paid cash dividends on its common shares and does not plan to pay cash dividends to its shareholders in the immediate future. On December 1, 1993, the Company's debenture holders elected to convert the face value of the debentures into 1,6000,000 shares of unregistered Series A preferred stock at $.25 per share. Commencing January 1, 1994, the preferred shareholders are entitled to a dividend equal to 3% of net sales. The dividend in a given year is limited to 50% of the Company's net income. Cumulative dividends cannot exceed $210,000. As of December 31, 2000 cumulative dividends totaled $ 20,329.


ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Results of Operations - 2000 compared to 1999
Sales. Sales for the fiscal year 2000 were $428,040 compared to $633,584 in 1999, a decrease of approximately 32%. Of the $205,616 decrease in sales 42% is due to the loss of a single OEM account, 21% is due to reduced purchases by Chirmed and 26% is due to a loss in domestic revenues from sales of its VariDyne Vacuum Controllers and disposable canister kits. The reduced canister sales can be attributed to the loss of a major hospital account combined with a somewhat lower use rate by some of the hospital accounts. The balance is due to a general decrease in purchases of the Company's products.

Gross Profit. Gross profit expressed as a percentage of sales decreased from approximately 39% for the year 1999 to 21% in 2000. This decrease is due primarily to fixed overheads being allocated over a much smaller volume of production. Also, the Company had increased costs of components and labor. Additionally, the loss of sales to the one OEM customer contributed to lower gross margins.

Operating Expenses. Operating expenses increased from $199,425 in 1999 to $258,921 in 2000. This increase was primarily due to a $16,721 increase in legal and accounting fees (with increased accounting fees of $12,648 being attributed to the new SEC regulations effective in the year 2000), and $54,089 for the amortization expense of the consulting agreement signed in June. (See Note 5).

Results of Operations - 1999 compared to 1998
Net Sales. Net sales for the year ended December 31, 1999 increased by $60,530 as compared to the same period in 1998. International sales increased by $30,085 due to increased sale in Europe.
Domestic OEM sales increased by $20,975, due primarily to one customer.

Gross Profit. Gross profit, expressed as a percentage of sales, increased from 35% in 1998 to 39% in 1999. This increase is due primarily to increased OEM production. OEM production during 1999 yielded a higher gross profit for the Company as compared to international and domestic dealer sales. The overall increase in volume also allowed the Company to operate at a lower rate of overhead cost absorption per unit manufactured as compared to 1998.

Liquidity and Capital Resources At December 31, 2000 the Company had working capital of $128,351 compared to working capital of $171,083 at December 31, 1999.

The net cash used in operating activities for the year 2000 was $69,169 compared to $59,026 provided by operating activities in 1999. The increase in cash used was primarily due to the net loss of $171,102, which was partially offset by depreciation and amortization of $59,796.

The ability of the Company to continue as a going concern and it's short-term liquidity is dependent upon obtaining additional debt and/or equity financing to fund future development and operations. The Company has made changes to its current product lines and plans to add additional products in order to offer a more complete and competitive line. These products will be manufactured for the Company on an OEM basis without incurring any capital or development costs on the part of the Company. Long-term liquidity is dependent upon the attainment of the short-term factors discussed above and greater sales volume that generates profitable operations. Increased sales volumes in 2001 depend largely on increased business from contract manufacturing and increased sales from existing and new products.

Consulting Agreement: As stated in Note 11 of the interim financial statements, on June 2, 2000, the Company retained Equity Securities Investments, Inc. (the Consultants) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

The Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 on Revenue Recognition (SAB 101) in December of 1999. SAB 101 was effective for the Company in the fourth quarter of 2000. SAB 101 provides further guidance on revenue recognition and established criteria that must be met to recognize revenue. In addition, the SAB addresses whether revenue should be presented gross or net and provides guidance on the disclosures registrants should make about their revenue recognition policies and the impact of events and trends on revenue. Management believes that the adoption of SAB 101 has had no significant effect on the Company's financial statements.

Forward-looking Statements
Statements contained in this report regarding the Company's future operations, performance and results, and anticipated liquidity are forward-looking and therefore subject to certain risks and uncertainties.

ITEM 7. FINANCIAL STATEMENTS


SURGIDYNE, INC.

CONTENTS					PAGE
INDEPENDENT AUDITOR'S REPORT ON
FINANCIAL STATEMENTS				8
FINANCIAL STATEMENTS
Balance Sheets					9
Statements of Operations			11
Statements of Stockholders' Equity		12
Statements of Cash Flows			13
Notes to Financial Statements			14

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Surgidyne, Inc.
Plymouth, Minnesota


We have audited the accompanying balance sheets of Surgidyne, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and the cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surgidyne, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is dependent upon obtaining additional debt or equity financing to fund future development and operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



					McGLADREY & PULLEN,LLP


Minneapolis, Minnesota
March 1, 2001

SURGIDYNE INC.
BALANCE SHEETS

					December 31,		December 31,
					2000			1999
ASSETS
Current Assets				$33,924			$70,090
Accounts Receivable less allowance for
	 doubtful accounts of $4,200	31,002			50,667
Inventories (Note 3)			160,687			182,310
Prepaid Expenses			11,913			26,317
Prepaid Consulting Expense		38,635			-
	Total Current Assets		276,161			329,384

Furniture and Equipment at cost
	(Notes 4 and 9)			353,917			333,396
Less accumulated depreciation
	And amortization		328,673			323,759
Total Furniture and Equipment		25,244			9,637

Other Assets
Patents and trademarks, net of
	accumulated amortization of
	$18,773 in 2000 and  $17,980
	in 1999				4,611			3,860
Deposits				3,529			3,529
Total other assets			8,140			7,389

Total assets				$309,545		$346,410

LIABILITIES AND STOCKHOLDERS' EQUITY

					December 31,		December 31,
					2000			1999
Current Liabilities
   Current maturities of capital lease	$4,590			$-
   Notes payable to officer and
	director (Note 5)		8,474			10,000
    12% demand note payable (Note 5)	11,646			11,646
    Non-interest bearing demand
	note payable (Note 5)		35,546			35,546
    Accounts payable			33,582			45,135
    Accrued liabilities (Note 6)	53,972			55,974
            Total current liabilities	147,810			158,301

Capital lease obligation, less
	current maturities (Note 9)	10,504			-

Stockholders' Equity (Notes 6 and 7)
   Series A Preferred stock, at
	liquidation value,
	authorized 1,600,000
	shares; 1,600,000 shares
        issued and outstanding		400,000			400,000
    Common stock, no par value;
	authorized 18,400,000 shares;
	issued, issuable and
	outstanding; 7,447,085 and
	7,017,085 			4,606,266		4,472,042
    Accumulated deficit			(4,855,035)		(4,683,933)
            Total stockholders' equity	151,231			188,109

Total liabilities and
stockholders' equity			$309,545		$346,410

SURGIDYNE, INC.
STATEMENT OF OPERATIONS

For years ended December 31,		2000			1999
Net sales (Note 10)			$428,040		$633,584
Cost of goods sold (Note 10)		336,364			389,476
	Gross profit			91,675			244,108

Operating expenses
	Research and development	11,873			14,671
	Sales and marketing		34,775			31,199
	General and administrative	212,273			152,841
        Total operating expenses	258,921			198,711

		Operating income (loss)	(167,246)		45,397

Other Income (expense)
	Interest income			1,286			1,604
	Interest expense (Note 5)	(5,180)			(3,250)
	Other				39			-

		Net income (loss)	$(171,102)		$43,751

    Net income attributable to common
	shareholders:
		Net income (loss)	(171,102)		43,751
		Preferred stock dividend-			(19,008)
					(171,102)		24,743

	Basic and diluted income (loss) per
		common share		$(0.02)			$   -

	Weighted average common shares
		outstanding-basic	7,020,833		7,017,085

	Weighted average common shares
		outstanding-diluted	7,020,833		8,743,731

See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY

Years Ended December 31, 1999 and 2000
			Preferred	Common Stock		Accumulated
			Stock		Shares   	Amount	Deficit	 Total
Balance December
   31, 1998		$400,000	7,017,085	$4,472,042	$(4,708,676) 	$163,366
Dividends on
Preferred Stock		-		-		-		(19,008)	(19,008)
Net Income		-		-		-		43,751	 	43,751
Balance, December
   31, 1999		$400,000	7,017,085	$4,472,042	$(4,683,933) 	$188,109
Issuance of Common
   Stock, (net
     of expenses
     of $1,500)		-		 430,000	41,500		-		 41,500
Issuance of Warrants
   for Services
   (Note 11)		-		-		92,724		-		 92,724
Net Loss		-		-		-		(171,102)	 (171,102)

Balance, December
   31, 2000		$400,000	7,447,085	$4,606,266	$(4,855,035) 	$151,231

See Notes to Financial Statements.

SURGIDYNE, INC.
STATEMENT OF CASHFLOWS

Years Ended December 31,				2000		1999
Cash Flows from Operating Activities

   Net income (loss)					$(171,102)	$43,751
   Adjustments to reconcile net
	income (loss) to net
       Cash provided by (used in)
	  operating activities:
         Depreciation and amortization			5,707		2,887
         Amortization of prepaid
		consulting expenses			54,089		-
    Changes in assets and liabilities:
		Accounts receivable			19,665		31,539
		Inventories				21,623		(10,024)
		Prepaid expenses			14,404		(13,363)
		Accounts payable and
		  accrued expenses			(13,555)	4,236
                Net cash provided by
			(used in) operating
			activities			(69,169)	59,026

Cash Flows from Investing Activities
    Additions to patents and trademarks			(1,544)		-
    Purchase of Furniture and Equipment			(1,030)		-
         Net cash used in investing
		activities				(2,574)		-

Cash Flows from Financing Activities
    Payments on capital lease obligation		(4,397)		-
    Payments on notes payable				(1,526)		-
    Proceeds from issuance of
	common stock					41,500		-
		Net cash provided by
		  financing activities			33,577		-
                Increase (decrease)
			in cash				(36,166)	59,026

Cash:
    Beginning						70,090		11,064
    Ending						$33,924		$70,090

Supplemental Disclosures of Cash
Flow Information

    Cash payments for interest				$3,150		$817
Supplemental Non Cash Investing and
	Financing Activities
    Equipment acquired under
	capital lease					$19,491		-
    Warrant issued for prepaid
	consulting services (Note 5)			$92,724		-

See Notes to Financial Statements.

SURGIDYNE, INC,
NOTES TO FINANCIAL STATEMENTS


Note 1.	Nature of Business and Significant Accounting
		Policies

Nature of Business: Surgidyne, Inc. (Company) designs, develops, manufactures and markets specialty medical and surgical wound drainage products, The Company sells its products primarily on a credit basis throughout the United States and Europe.

A summary of the Company's significant accounting policies follows:

Revenue Recognition: The Company recognizes revenue upon shipment of the product to the customer. The Securities and Exchange Commission has issued Staff Accounting Bulletin No. 101
(SAB 101), which provides guidance on revenue recognition and establishes criteria that must be met to recognize revenue. In addition, SAB 101 addresses whether revenue should be presented gross or net and provides guidance on the disclosures registrants should make about their revenue recognition policies and the impact of events and trends on revenue. The accompanying financial statements comply with the provisions of SAB 101.

Inventories: Inventories are stated at the lower of cost
(first-in, first-out method) or market.

Patents and Trademarks: Patent and trademark costs have been capitalized and are being amortized over 17 years using the straight-line method.

Furniture and Equipment: Depreciation is provided on the straight-line method over estimated useful lives of three to five years.

Research and Development Costs: Expenditures for research and development activities, whether performed by the Company or performed by outside parties under contract, are charged to operations as incurred.

Accounting of Long-Lived Assets: The Company reviews its furniture and equipment and other long-lived assets periodically to determine potential impairment by comparing the carrying value of the assets with the estimated future net undiscounted cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future net cash flows be less than the carrying value, the Company would recognize an impairment loss at that date. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value (estimated discounted future cash flows or appraised value) of the long-lived assets.

Income Taxes: Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not the some portion or all of the tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments: The fair value of the notes payable are estimated based on interest rates for the same or similar debt having the same or similar remaining maturities and collateral requirements. The carrying amount of these obligations approximates fair value.

Management Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basic and Diluted Income (Loss) per Share: Basic per-share amounts are computed, generally by dividing net income or loss by the weighted average number of common shares outstanding. Diluted per-share amounts assume the conversion, exercise or issuance of all potential common stock instruments unless their effect is anti-dilutive thereby reducing the loss or increasing the income per common share.

Note 2.   Going Concern
The ability of the Company to continue as a going concern and its short-term liquidity is dependent upon obtaining additional debt and/or equity financing to fund future development and operations. The Company has made changes to its current product lines and plans to add additional products in order to offer a more complete and competitive line. These products will be manufactured for the Company on an OEM basis without incurring any capital or development costs on the part of the Company.

SURGIDYNE, INC,
NOTES TO FINANCIAL STATEMENTS

Long-term liquidity is dependent upon the attainment of the short-term factors discussed above and greater sales volume that generates profitable operations. Increased sales volumes in 2001 depend largely on increased business from contract manufacturing and increased sales from existing and new products. The financial statements do not reflect any adjustments that might be necessary should the Company not remain a going concern.

Note 3.  Inventories

Inventories consisted of the following:

					2000		1999
Component parts and
   subassemblies			$75,780		$81,182
Work-in-Process				17,617		12,235
Finished Goods				77,290		98,893
Less Obsolescence Reserve		(10,000)	(10,000)
					$160,687	$182,310

Note 4.  Furniture and Equipment

Furniture and equipment cost consists of the following:

					2000		1999
Furniture, fixtures
	and equipment			$251,735	$232,244
Tooling and Molds			102,182		101,152
					$353,917	$333,396

Note 5.   Notes Payable

Notes Payable to Related Parties: The Company has short-term notes payable outstanding with a certain officer and director which bear interest at 10%. The principal is due in annual installments limited to 50% of the audited net income each year until paid in full. Related party interest expense was approximately $1,025 for both 2000 and1999.

Other Notes Payable: In 1995, the Company converted an accounts payable balance of $35,546 into a non-interest bearing unsecured note payable due in a single installment on January 1, 1997. The Company did non-pay off the note on January 1, 1997 and as a result the note is due on demand. The Company also has a 12% demand note payable for $11,646.

Note 6.   Series A Preferred Stock

On December 1, 1993, certain debenture holders elected to convert the face value of the debentures into 1,600,000 shares of unregistered Series A preferred stock at $.25 per share. The preferred shareholders are entitles to a dividend equal to 3%
of net sales. The dividend in a given year is limited to 50% of the Company's net income. Cumulative dividends cannot exceed $210,000. In 1999, 1998 and 1995, the Company accrued $19,008,
$884 and $437 respectively for dividends on net income. Accrued liabilities at both December 31, 2000 and 1999 include $20,329 of dividends payable under the preferred stock.

The preferred shares are convertible into common shares on a one for one basis, subject to certain anti-dilutive adjustments. The preferred stock is automatically convertible into common stock upon the occurrence of any of the following:

	* The Company's common stock price is traded at a bid price of $.50 or more for thirty consecutive trading days:

	* The preferred shareholders have received the cumulative dividends specified above.

	* Two-thirds of the preferred shareholders elect to convert their preferred stock.

Note 7.  Stock Options and Warrants

Incentive Stock Options: The Company maintains a 1986 Incentive
Stock Option Plan. The plan provides for issuance of up to 195,000 shares of common stock to selected management and other key employees of the Company.

Under the Plan, the exercise price cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Options are fully vested upon issuance and are exercisable over a five-year period from date of grant. At December 31, 2000 and 1999 no options were outstanding.

Warrants: The Company has granted warrants for the purchase of shares of the Company's common stock to directors, medical advisors, employees and certain debt and equity holders. The warrants are fully exercisable upon issuance and expire in varying amounts through 2005. Information with respect to warrant activity is summarized as follows.

							Weighted
							Average
							Exercise
					Shares		Price
Outstanding at
  December 31, 1998			345,000		$0.19
Granted					10,000		$0.28
Cancelled				(315,000)	$0.20

Outstanding at
  December 31, 1999			40,000		$0.12
Granted					1,080,000	$0.17

Outstanding at
  December 31, 2000			1,120,000	$0.17

Option and warrant grants to employees and directors are accounted for following APB Opinion No. 25 and related interpretations. For 2000 and 1999, there was no compensation expense recorded on the issuance of warrants to officers/directors as they were issued at or above the Company's quoted market price. Compensation costs in 1999 as determined using the fair value method required by FASB Statement No. 123 did not vary significantly from the cost under APB Opinion No. 25, and, accordingly, the pro forma information required by Statement No. 123 has not been presented for 1999.

Had compensation expense for the warrants to purchase 480,000 shares of common stock granted to officers/directors in 2000 been determined based on the fair market value at the date the dates of grants in 2000 consistent with the provisions of SFAS No. 123, the Company's net loss and basic and diluted loss per share would have been changed to the following pro forma amounts:

						2000
Net loss - as reported				$(171 102)
Net loss - pro forma				$(248,564)
Basic and diluted net loss per share -
     as reported				($.02)
Basic and diluted net loss per share -
     pro forma					($.04)

The fair market value of each warrant grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000: no dividends, risk free interest rate of 5.4%, expected lives of 4 years, and a volatility of 190%. Using those assumptions, the weighted average fair value was $0.16 per share.

Option and warrant grants to non-employees are accounted for under FASB Statement No. 123 based on the grant date fair values.

The following table summarizes information about warrants outstanding as of December 31, 2000:

						Weighted
						Average			Weighted
			Number			Remaining		Average
	Exercise	Of Units		Contractual		Exercise
	Price		Outstanding		Life(Years)		Price
	.07		40,000			2			.07
	.17		1,080,000		4.5			.17
			1,120,000

Of the warrants issued in 2000, 480,000 were issued to Directors/Officers with the remaining being issued pursuant to a consulting agreement. (See Note 11) All outstanding warrants are exercisable as of December 31, 2000 and 1999.

Note 8.   Income Taxes

Deferred tax assets consist of the following:

					2000		1999
Allowance for inventory
  Obsolescence				$ 2,000		$ 2,100
Other					2,000		2,200
Net Operating Loss
  Carry forwards			980,000		1,045,000

Tax credit carry forwards		4,600		18,300
Gross deferred tax assets		988,600		1,067,600
Less valuation allowance		988,600		1,067,600
Net deferred tax assets			$  -		$  -

The Company has federal net operating loss and tax credit carry forwards which are available to reduce taxable income as income taxes payable in future years, subject to potential limitations due to changes in ownership. These carry forwards and credits will expire as follows:

				Net
				Operating		Tax Credit
				Loss Carry-		Carry-
Year				Forwards		Forwards
2001				$819,000		$4,600
2002				1,128,000		-
2003				995,000		   	-
2004				407,000		   	-
2005				144,000		   	-
2006				4,000			-
2007				  -			-
2008				164,000			-
2009				187,000		   	-
2010				21,000		   	-
2011				3,000			-
2012				72,000		   	-
2015				173,000		   	-
				$4,117,000		$4,600

Note. 9   Leases

Operating: The Company leases its office and warehouse facilities under a non-cancelable operating lease. The lease requires monthly payments of $2,828 through November 2001. The Company also leases certain equipment under operating leases. Total rent expense was approximately $38,000 in both 2000 and 1999.

Minimum rental commitments under non-cancelable operating leases as of December 31, 2000:

	Year
	2000			$33,800
	2001			31,000
				$64,800

Capital: The Company leases its computer equipment under a capital lease agreement. As of December 31,2000, the assets capitalized under the capital lease and related accumulated amortization were approximately $19,500 and $4,400 respectively.

Approximate annual future minimum lease payments under the capital lease at December 31, 2000 are as follows:

2001						$5,760
2002						5,760
2003						5,760
Total Minimum lease payments			17,280

Less amount representing interest		2,186
Present value of minimum lease
payments using a discount rate
of 9.0 percent.					15,094
Less: current maturities			(4,590)
Long -term portion			$	10,504

Note 10.   Major Customers, Suppliers and Export
	   	Sales

The Company operates in one business segment, the manufacture and sales of specialty medical and surgical wound drainage products.
Major customers: Net Sales for the year ended December 31, 2000 and 1999 include sales to major customers as follows:

				Sales Percentage
Company				2000		1999
A*				29%		26%
B				12%		10%
C				12%		9%

				Year End Receivable Balances
Company				2000		1999
A*				$   -		$  -
B				4,855		23,633
C				5,314		11,269

*International customer, representing 62% of export sales in both 2000 and 1999.

Major Suppliers: The Company purchases all components for its products from outside suppliers and has some components manufactured to its specification. The Company is dependent upon such suppliers for a readily available supply of necessary components.

The Company has single sources of supply for some of its critical components. Management has determined that developing and maintaining additional sources for critical components is not cost effective.

Export Sales: Net export sales to international customers were $197,019 and $257,405 in 2000 and 1999 respectively.

Note 11.   Consulting Agreement

On June 2, 2000 the Company retained Equity Securities Investments, Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

The consulting agreement has a term of one year and provides the Consultant with a warrant to purchase 600,000 shares of the Company common stock at a price of $0.17 per share. The Company valued this warrant using the Black-Scholes pricing model, which resulted in a value of approximately $93,000. The expense is being recognized over the term of the agreement and approximately $54,049 has been reflected as an operating expense as of December 31, 2000.



ITEM 8.  	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
		ACCOUNTING AND FINANCIAL DISCLOSURE.

    		None.

PART III

ITEM 9. 	DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
		PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE
		ACT.


Directors

The following seven persons serve as directors of the Company:

										Director
Name				Age	Position				Since
Charles B. McNeil		71	Director, Executive	 		1982
3115 Maplewood Road			Vice President and
Wayzata, MN 55391			Treasurer

Theodore A. Johnson		60	Chief Executive Officer			1985
825 Southgate Plaza			And Chairman
5001 West 80th Street
Bloomington, MN  55437

David B. Kaysen			51	Director				1988
9909 South Shore Drive
Plymouth, MN 55441

William F. Gearhart		53	Director and Secretary			1984
9909 South Shore Drive
Plymouth, MN 55441

Arthur W. Schwalm		68	Director				1984
9909 South Shore Drive
Plymouth, MN 55441

Vance D. Fiegel			47	President and Director			1995
2460 South Highway 100
St. Louis Park, MN 55416

David R. Knighton, M.D.		52	Director				1994
2460 South Highway 100
St. Louis Park, MN 55416

* These directors will serve until the next annual meeting of the shareholders.



Charles B. McNeil, founder of the Company, has over 30 years experience in the health care industry. He has served as Executive Vice President of the Company for the past ten years and served as President of the Company from its incorporation in 1982 until 1988. He previously served as Vice President and General Manager of the Inmed and Bittner Medical and Home Health Division of
Inmed Corporation, Norcross, Georgia. Prior to joining Inmed, he was employed for 16 years by Davol, Inc., Providence, Rhode Island, where he directed product development for seven years.
New products he successfully developed at Davol include numerous disposable surgical devices such as the Reliavac Closed Suction Device, surgical drains and disposable surgical suction devices.


Theodore A. Johnson, Chairman of the Board and Chief Executive Officer since January 1995 is also President, CEO and Director of the Minnesota Cooperation Office for Small Business and Job Creation, Inc. (MCO), a non-profit corporation formed in 1979 to foster job creation through assisting the start-up and growth of innovative, technological ventures in Minnesota. Prior to joining MCO, Mr. Johnson spent eight years at Control Data Corporation and twelve years at DATA 100 Corporation in a number of different technical, marketing and management positions. He currently serves as Chairman of the Board of International Lottery and Totalizator Systems, Inc., a NASDAQ listed company in California. In addition, he serves on the boards of directors of three private companies and two venture capital funds and is also and active investor and advisor to a number of emerging companies around the United States.


Vance D. Fiegal, President and Director since January 1995, is also Chief Operating Officer and the Director of Research at Embro
Corporation, a biomedical research and development company specializing in wound healing products and vascular devices.
At Embro, he directs corporate operations and new product development. He is founder of Embro as well as the National
Reparative Medicine Foundation where he serves as Director and Executive Vice President. Prior to founding Embro, Mr.
Fiegel held various positions at the University of Minnesota, ultimately directing research in the field of wound healing where he has published over fifty papers in national and international journals.


David B. Kaysen, Director, is an experienced healthcare executive with over 20 years involvement in medical products sales and marketing. He is currently President and CEO of Rehabilicare, Inc. From 1991 to 1992 her served as Vice President of Emeritus Corporation. From 1989 to 1991 he served as Vice President of Sales and Marketing for HDM Corporation. From 1988 to 1989, he served as the President and CEO and Director of Surgidyne, Inc. From 1986 to 1988, Mr. Kaysen was Vice President of Marketing for Red Line/XVIIIB Medi Mart, Minneapolis, Minnesota.


William F. Gearhart, Director and Secretary, is Vice President Sales and Marketing for Schneider (USA), Inc. He was previously Director of Marketing for St. Jude Medical, and Director of Sales and Marketing for the clinical division of Sandoz Nutrition Corporation. Mr. Gearhart was President and COO of Med Ventures, Inc. from 1987 to 1990, and form 1985 to 1987 was Chairman and President of Competitive Business Strategies, a developer of strategic planning software, and Vice President of Alpha Business Group, Inc., a business consulting service to start-up medical companies.


Arthur W. Schwalm, Director, was founder of Cardiac Pacemakers, Inc. (CPI) in 1972 and served as President and Chief Executive Officer for 10 years. CPI was sold to Eli Lilly in 1978. Mr. Schwalm served as Chairman of the Board until 1983. Mr. Schwalm also serves on the board of directors of Orthofix. He is an active investor in a number of new ventures, primarily in the medical device area.


David R. Knighton, M.D., Director and Chairman of the Company's Medical/Scientific Advisory Board. He is currently a practicing vascular surgeon in the Twin Cities, Medical Director of the Institute for Reparative Medicine and President and CEO of Embro, Inc. Dr. Knighton founded Curative Technologies, Inc., an international wound healing company, which specializes in formation and management of Wound Care Centers. In addition to his recognized expertise in clinical wound care, Dr. Knighton is and experienced basic science researcher in the field of wound repair and wound healing angiogenesis.



ITEM 10.  EXECUTIVE COMPENSATION


The following table sets forth the cash compensation paid or accrued by the Company for services rendered during the years indicated to its executive officer serving in the capacity as the CEO.

SUMMARY COMPENSATION TABLE

							Long-Term Compensation
				Annual Compensation
						Other			Securities		All
						Annual	Restricted	Underlying		Other
Name and Principal				Compen-	Stock		Options/    LTIP	Compen-
Position		Year	Salary  Bonus	Sation	Award(s)	SARs	    Payoutssation
Charles B. McNeil
(Exec. Vice Pres.)	2000	$46,400	-	$5,000	$  -		-	    $ -		$  -
			1999	$43,284	-	4,800	-		-	      -  	   -
			1998	$35,000	-	4,800	-		-	      -		   -
			1997	$35,000	-	4,800	-		-	      -		   -

* Vance D. Fiegel is employed by the Company part-time, and although Theodore A. Johnson, who is a non-employee of the Company, has the title of CEO, Charles B. McNeil has served in that capacity. Mr.
Johnson does not receive compensation from the Company.

The following table provides information with respect to option/SAR grants for the year ended December 31, 2000.

			Number of
			Securities	% of Total Options/
			Underlying	SARs Granted to
			Options/SARsEmployees in fiscal	Exercise or Base
Name			Granted (#)	Year		Price ($/Sh)	Expiration Date
Charles B. McNeil	-		-		$  -		-

The following table provides information with respect to stock option exercises in fiscal 2000 by the names executive officers and the value of such officers' unexercised options at December
31, 2000.

			Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values
			Shares				Number of
			Acquired			Unexercised Options
			On		Value		At Year-End
Name			Exercise	Realized	Exercisable	Un-Exercisable	Exercisable	Un-Exercisable
Charles B. McNeil	-		$-		-		-		$ -		$  -

Compensation of Directors

The Company does not provide cash remuneration to its directors.


ITEM 11.   SECURITY OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information with respect to each shareholder known by the Company to own beneficially 5% or more of its outstanding common shares (which includes the assumed conversion of the Series A preferred stock) and for each Director and Officer as of December 31, 2000. Each shareholder has sole voting and investment power with respect to the shares shown as beneficially owned, except as otherwise indicated in a footnote.

Name and Address of 			Amount and Nature of
Beneficial Owner			Beneficial Owner		Percent of Class
All Directors and Officers
as a group (7 people in group)		1,702,354<F1>			24.2%

Charity, Inc.
6187 Heather Circle
Fridley, MN  55432			1,126,016<F2>			16.0%

Theodore A. Johnson
825 Southgate Plaza
5001 West 80th Street
Bloomington, MN  55437			522,875<F3>			7.5%

Charles B. McNeil
3115 Maplewood Road
Wayzata, MN 55391			417,838				6.0%

Arthur W. Schwalm
9909 South Shore Drive
Plymouth, MN 55441			356,640				5.1%

David R. Knighton, M.D.
2460 South Highway 100
St. Louis Park, MN 55416		291,000<F4>			4.1%

Vance D. Fiegel
2460 South Highway 100
St. Louis Park, MN 55416		50,000<F5>			0.7%

William F. Gearhart
9909 South Shore Drive
Plymouth, MN 55441			-				0.0%

David B. Kaysen
9909 South Shore Drive
Plymouth, MN 55441			-				0.0%
**********************

<F1>
Includes 185,000 shares issuable pursuant to options and warrants, which are currently exercisable, and 80,000 shares of Series A convertible preferred stock. Also includes 135,000 shares held by EMBRO Corporation, of which Dr. Knighton is and 80% shareholder.
<F2>
Includes 400,000 shares of Series A convertible preferred stock.
<F3>
Includes 60,000 shares of Series A convertible preferred stock. Does not include 27,300 shares held by Minnesota Cooperation Office, of which Mr. Johnson is President.
<F4>
Includes 135,000 shares issuable pursuant to warrants which are currently exercisable and 20,000 shares of Series A convertible preferred stock. Also includes 135,000 shares of common stock held by EMBRO Corporation, of which Dr. Knighton is an 80% shareholder.
<F5>
Represents 50,000 shares issuable pursuant warrants which are currently exercisable. Does not include any portion of the 200,000 shares stock held by EMBRO Corporation, of which Mr.
Fiegel is a 20% shareholder.

The following table represents certain information with respect to each shareholder known by the Company to own beneficially 5% or more of its outstanding Series A Preferred Stock shares and for each Director and Officer as of December 31, 2000. Each shareholder has sole voting and investment power with respect to the shares shown as beneficially owned, except as otherwise indicated in a footnote.

Name and Address of 			Amount and Nature of
Beneficial Owner			Beneficial Owner	Percent of Class
Charity, Inc
6187 Heather Circle
Fridley, MN 55432			400,000			25.0%

Samuel M. Joy
828 Ridge Place
Medota Heights, MN  55118		140,000			8.8%

Dr. Demetre Nicoloff
C/o National City Bank
Account number 50-1580-04
75 South Fifth Street
Minneapolis, MN  55402			120,000			7.5%

Eugene T. and Joan L. Plitt
S76 West 12816 Cambridge Court
Muskego, WI  53150			100,000			6.3%

John M. Metcalfe
6565 Word Parkway
Melbourne Village, FL  32904-3636	80,000			5.0%

Dr. Melvin P. Bubrick
5712 Long Brake Trail
Edina, MN  55345			80,000<F1>		5.0%

Theodore A. Johnson
825 Southgate Plaza
5001 West 80th Street
Bloomington, MN  55437			60,000			3.8%

David R. Knighton, M.D.
2460 South Highway 100
St. Louis Park, MN 55416		20,000			1.3%

All Directors and Officers
as a group				80,000			5.0%
***********************

<F1
Includes 40,000 shares held in trust in the names of Dr. Bubrick's children.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 1991, Theodore A. Johnson, Arthur W. Schwalm, and Charles B. McNeil each loaned the Company $25,000 in the form of short-term notes payable bearing interest at 15%. The aggregate balance of these notes as of December 31, 2000 and December 31, 1999 was $8,474.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

A. Exhibits required to be filed by Item 601(a) of Regulation S-B are included as Exhibits to this report as follows.

3.1 Articles of Incorporation of Surgidyne, Inc. (including
	Articles of Merger).1
3.2 Bylaws of Surgidyne Inc. 1
4.1 Private Placement Offering Statement of Terms for Convertible Subordinated Debenture Offering.2
4.2 Form of 12% Convertible Subordinated Debenture for Convertible Subordinated Debenture Offering. 2
4.3 Form of 10% Convertible Subordinated Debenture for Convertible Subordinated Debenture Offering. 2
4.4 Form of Convertible Subordinated Debenture Agreement for
	Convertible Subordinated Debenture Offering. 2
4.5 Form of Amendment to Convertible Subordinated Debenture
	Agreement for Convertible Subordinated Debenture Offering,
	dated November 28, 1989.3
4.6 Common Stock Purchase Warrant dated December 22, 1988, issued to Samuel M. Joy for the purchase of 21, 600 shares at a price of $0.01 per share. 2
4.7 Common Stock Purchase Warrant dated December 28, 1989 issued to Samuel M. Joy for the purchase of 5,400 shares at a price of $0.01 per share. 2
4.8 Form of Amendment to Convertible Subordinated Debenture Agreement for Convertible Subordinated Debenture Offering, dated June 05, 1990. 4
4.9 1990 Private Placement Offering Memorandum. 4
10.1	Lease dated August 23, 1985 between Technology Park Associates
	and Surgidyne, Inc. for the office and warehouse space located at 9600 West 76th Street, Eden Prairie, Minnesota, as amended. 1
10.2 Lease dated January 30, 1989 between Medical Incorporated and Surgidyne, Inc. for the office and warehouse space located at 9605 West Jefferson Trail, Inver Grove Heights, Minnesota. 2
10.3  1984 Stock Option Plan. 1
10.4 1986 Stock Option Plan. 1
10.5 Selling Agency Agreement dated October 12, 1988 between
	Surgidyne, Inc. and Samuel M. Joy. 2
10.6 Employment Agreement dated September 11, 1989 between Surgidyne, Inc. and Thomas J. McEvoy. 3
10.7 Lease dated August 1, 1990 between Omnicor, Inc. and Sugidyne,
	Inc. for the office and warehouse space located at 9605 West Jefferson Trail, Inver Grove Heights, Minnesota. 4
10.8 Development and license agreement and Manufacturing Agreement dated October 09, 1990 with Baxter Healthcare Corporation. 4
10.9 Lease dated August 01, 1991 between Omnicor, Inc. and Surgidyne, Inc. for office and warehouse space located at 9605 Jefferson Trail, Inver Grove Heights, Minnesota. 5
10.10 Lease dated June 21, 1994 between Medicine Lake Properties of Plymouth and Surgidyne, Inc. for office and warehouse space located at 9909 South Shore Drive, Minneapolis, Minnesota. 6
10.11 Purchase and sale of Assets and Restated Manufacturing Agreements dated August 24, 1993 with Baxter Healthcare Corporation. 7
10.12 Promissory note dated June 14, 1994 between Robert D, Furst, Jr. and Surgidyne, Inc. 8


1 Incorporated by reference to Exhibits filed with Registrants'
  1987 Form 10-K under the Securities and Exchange Act of 1934, file
  #33-130583C.
2 Incorporated by reference to Exhibits filed with Registrants' 1988
  Form 10-K under the Securities and Exchange Act of 1934, file
  #33-130583C.
3 Incorporated by reference to Exhibits filed with Registrants' 1989
  Form 10-K under the Securities and Exchange Act of 1934, file
  #33-130583C.
4 Incorporated by reference to Exhibits filed with Registrants' 1990
  Form 10-K under the Securities and Exchange Act of 1934, file
  #33-130583C.
5 Incorporated by reference to Exhibits filed with Registrants' 1991
  Form 10-K under the Securities and Exchange Act of 1934, file
  #33-130583C.
6 Incorporated by reference to Exhibits file with Registrants' Form
  10-QSB for the quarter ended June 25, 1994 under the Securities and Exchange Act of 1934, file #33-13058-C.
7 Incorporated by reference to Exhibits file with Registrants' Form
  10-QSB for the quarter ended September 24, 1994 under the Securities and Exchange Act of 1923, file #33-13058-C.
8 Incorporated by reference to Exhibits file with Registrants' Form
  10-QSB for the quarter ended June 30, 1994 under the Securities and Exchange Act of 1934, file #33-13058-C.

B. Reports on Form 8-K.
No Reports on Form 8-K were filed during the last quarter of the fiscal year covered by this report.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SURGIDYNE, INC.
(Registrant)


/s/ Vance D. Fiegel			March 31, 2001
By: Vance D. Fiegel
President and Principal Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Charles B. McNeil			March 31, 2001
By: Charles B. McNeil
Executive Vice President, Treasurer and Director


/s/ Theodore A. Johnson			March 31, 2001
Theodore A. Johnson
Chief Executive Officer and Chairman of the Board of Directors


/s/ David B. Kaysen			March 31, 2001
By: David B. Kaysen
Director


/s/ Arthur W. Schwalm			March 31, 2001
Arthur W. Schwalm
Director


/s/William F. Gearhart			March 31, 2001
By: William F. Gearhart
Secretary and Director


/s/ David R. Knighton			March 31, 2001
By: David R. Knighton
Director

								Appendix E

FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2001

			UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549

                  FORM 10-QSB

(Mark One)
  X  	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE
       SECURITIES EXCHANGE ACT OF 1934


      For the Quarterly Period Ended March 31, 2001
_____  TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT.

Commission File Number 33-13058-C

               -----------------------

                  SURGIDYNE, INC.
    (Name of small business issuer in its charter)


         Minnesota                      58-1486040
(State or other jurisdiction of    (I.R.S. Employer
incorporation of organization)     Identification Number)

       9909 South Shore Drive, Minneapolis, MN  55441
         (Address if principal executive offices)

                    (763) 595-0665
               (Issuer's telephone number)




Check whether the issuer (1) filed all reports required to
be filed by Section 13 or 15(d) of the Exchange Act during
the past 12 months (or for such shorter periods that the
registrant was required to file such reports), and  (2) has
been subject to such filing requirements for the past 90
days.         X   YES     ______NO

7,447,085 shares of Common Stock, no par value, outstanding
                 at March 31, 2001

Transitional Small Business Disclosure Format.
            ____YES    X   NO






                 PART I  -  FINANCIAL INFORMATION


ITEM 1.	FINANCIAL STATEMENTS

                      SURGIDYNE, INC.


CONTENTS                                             PAGE


FINANCIAL STATEMENTS

	Balance sheets                                  3
	Statements of operations                        5
	Statements of cash flows                        6
      	Notes to financial statements                   7

SURGIDYNE, INC.
BALANCE SHEETS

                                    March 31,    December 31,
                                 2001(unaudited)   2000

ASSETS

Current Assets
    Cash                         $    46,866     $   33,924
    Accounts receivable, less
      allowance for doubtful
      accounts of $4,200              38,381         31,002
    Inventories (Note 2)             135,104        160,687
    Prepaid expenses (Note 5)         27,407         50,548
       Total current assets          247,758        276,161


Furniture and Equipment,
      at cost (Note 3)               353,917        353,917
     Less accumulated depreciation
      and amortization               329,880        328,673
        Total furniture and equipment 24,037         25,244
Other Assets
     Patents and trademarks, net
      of accumulated amortization
      of  $19,020 in 2001 and
      $18,774 in 2000                  4,365          4,611
     Deposits                          3,529          3,529
         Total other assets            7,894          8,140

           Total assets           $  279,688     $  309,545


See Notes to Financial Statements.

SURGIDYNE, INC.
BALANCE SHEETS (continued)

                                    March 31,     December 31,
                               2001 (unaudited)      2000

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Current maturities of capital
     Lease                         $   4,692      $   4,590
    Notes payable to officers
     and directors                     8,474          8,474
    12% demand note payable           11,646         11,646
    Non-interest bearing demand
     note payable                     35,546         35,546
    Accounts payable                  45,806         33,582
    Accrued expenses                  60,985         53,972
         Total current liabilities   167,149        147,810


Capital lease obligation, less
      current maturities               9,294         10,504


Stockholders' Equity
    Series A Preferred stock,
     authorized 1,600,000 shares;
     $400,000 liquidation preference,
     1,600,000 shares Issued and
     outstanding                     400,000        400,000
    Common stock, no par value;
     authorized 18,400,000 shares;
     Issued and outstanding
     7,447,085 shares              4,606,266      4,606,266
    Accumulated deficit           (4,903,021)    (4,855,035)
         Total stockholders' equity  103,245        151,231

         Total liabilities and
           stockholders' equity  $   279,688    $   309,545


See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)

                                  March 31,       March 31,
Three Months Ended                  2001            2000

Net sales                         $  130,064   $  118,215

Cost of goods sold                    93,828       92,218
     Gross profit                     36,236       25,997

Operating expenses
    Research and development           3,548        2,889
    Sales and marketing                9,333        7,733
    General and administrative        70,203       51,178
        Total operating expenses      83,084       61,800

           Operating loss            (46,848)     (35,803)

Other Income (expense)
    Interest income                       14          741
    Interest expense                  (1,185)      (1,101)
    Other                                 32           -

       Net loss                   $  (47,987)  $  (36,163)

       Basic and diluted
        loss per common share     $     0.01)  $    (0.01)

       Weighted average common
        shares outstanding-basic   7,447,085    7,017,085

       Weighted average common
        shares outstanding-diluted 7,447,085    7,017,085


See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF CASH FLOWS (UNAUDITED)

                                       March 31,     March 31,
Three Months Ended                       2001           2000


Cash Flows from Operating Activities
    Net loss                       $  (47,987)    $  (36,163)
    Adjustments to reconcile net
	loss to net
     Cash provided by operating activities:
        Depreciation and amortization   1,454          1,481
        Amortization of prepaid
          consulting expenses          23,181            -
        Changes in assets and liabilities:
           Accounts receivable         (7,379)        25,303
           Inventories                 25,584         (7,575)
           Prepaid expenses               (39)        11,588
           Accounts payable and
             Accrued expenses          19,237         16,235
       Net cash provided by
          operating activities         14,051         10,869


Cash Flows from Financing Activities
   Payments on capital lease
     Obligation                        (1,109)        (1,216)
       Net cash used in financing
          Activities                   (1,109)        (1,216)
       Increase in cash                12,942          9,653

Cash:
  Beginning                            33,924         70,090
  Ending                           $   46,866     $   79,743


Supplemental Disclosures of Cash Flow Information
  Cash payments for interest       $      623     $      498
Supplemental Disclosures of Non-cash
    Investing and Financing Activities
  Equipment acquired under capital
    Lease                          $      -       $   19,491


See Notes to Financial Statements

SURGIDYNE, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited)

Note. 1	Financial Statements

The Balance Sheet as of March 31, 2001, the Statements of
Operations for the three-month periods ended March 31, 2001 and March 31, 2000, and the Statements of Cash Flows for the three-month periods ended March 31, 2001 and March 31, 2000 have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary to present fairly the financial position at March 31, 2001;
the results of operations for the three month periods ended March 31, 2001 and March 31, 2000 and the statements of cash flows for the three month periods ended March 31, 2001 and March 31, 2000 have been made. The Balance Sheet at December 31, 2000 has been taken from the audited financial statements at that date. Results of operations for the interim periods are not necessarily indicative of future financial conditions or operating results. These interim financial statements should be read in conjunction with the Company's annual financial statements and related notes there to included in the Company's form 10-KSB for the year ended December 31, 2000.

Note 2.	Inventories

Inventories consisted of the following:
                             March 31,  December 31,
                               2001         2000
Component parts and
    Subassemblies          $  78,259    $  75,780
Work in process               23,904       17,687
Finished goods                42,941       77,290
Less obsolescence reserve    (10,000)     (10,000)

                           $ 135,104    $ 160,687

Note 3. 	Furniture and Equipment

Furniture and equipment consisted of the following:

                            March 31,    December 31,
                               2001         2000
Furniture, fixtures and
    Equipment             $  251,735     $  251,735
Tooling and molds            102,182        102,182
                          $  353,917     $  353,917






Note. 4	Net Earnings (Loss) Per Share

Because the Company has incurred a loss in all periods presented, the inclusion of potential common shares in the calculation of diluted loss per share would have an anti-dilutive effect. Therefore, Basic and Diluted loss per share amounts are the same for such periods.

Note 5.  Consulting Agreement

On June 2, 2000, the Company retained Equity Securities
Investments, Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

The consulting agreement has a term of one year and provides the Consultant with a warrant to purchase
600,000 shares of Company common stock at a price of $0.17 per share. The Company valued this warrant using the Black-Scholes pricing model, which resulted in a value of approximately $93,000. The expense is being recognized over the term of the agreement and $23,181 is reflected as an operating expense for the three-month period ending March 31, 2001.





ITEM 2. Management's Discussion and Analysis or Plan of Operations

Results of Operations - 2001 compared to 2000

Sales.  Sales for the first three months of fiscal
2001 were $130,064, compared to $118,215 in fiscal
2000, an increase of approximately 10%. This increase was primarily related to an increase in sales volume.

Gross Profit. Gross profit expressed as a percentage of sales increased from approximately 22% for the first three months of 2000 to approximately 28% for the same period in 2001 due primarily to a change in the mix of products sold during this period.

Operating Expenses. Operating expenses increased from $61,800 for the three-month period ended March
31, 2001 to $83,084 for the same period in 2000.
This increase was primarily the result of the amortization expense of $23,181 for the consulting agreement signed in June of 2000 (See Note 5). This amortization expense offset a slight decrease in other operating expenses.

Liquidity and Capital Resources

At March 31, 2001 the Company had working capital of $84,326 compared to $128,351 at December 31, 2000.

The cash flows provided by operating activities for the first three months of 2001 were $14,051.

The ability of the Company to continue as a going concern and it's short-term liquidity is dependent upon obtaining additional debt and/or equity financing to fund future development and operations.
The Company plans to add additional products in order to offer a more complete and competitive line. These products will be manufactured for the Company on an OEM basis without incurring any capital or development costs on the part of the Company.
Long-term liquidity is dependent upon the attainment of the short-term factors discussed above and greater sales volume that generates profitable operations.
Increased sales volumes in 2001 depend largely on increased business from contract manufacturing and increased sales from existing and new products.

Consulting Agreement: As stated in Note 5 of the interim financial statements, on June 2, 2000, the Company retained Equity Securities Investments, Inc.
(the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

Seasonality: The Company is not subject to any significant seasonal factors.

Market Risk and Impact of Inflation: We do not believe that we have any significant risks related to interest rate fluctuations. We also believe that inflation has not had a material impact on our results of operations. We cannot assure you that future inflation will not have an adverse impact on our operations results and financial condition.

Forward-looking statement
This document includes forward-looking statements based on current expectations. Actual results may differ materially. These forward-looking statements involve a numbers of risks and uncertainties including, but not limited to, the receipt and shipping of new orders for the Company's current products; the timely introduction and market acceptance of new products and research and development funding at the levels required.




PART III.	OTHER INFORMATION

ITEM 6.	Exhibits and Reports on Form 8-K


(b) Reports on Form 8-K

No reports on Form 8-K were filled during the three month period ended March 31, 2001.


               -----------------------

                   SIGNATURES

In accordance with the requirements of the Exchange
Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SURGIDYNE, INC.
  (Registrant)



Date:  May 02, 2001         /s/ Vance D. Fiegel
                            By: Vance D. Fiegel
                            President and Principal
                             Accounting Officer

								Appendix F

FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2001

				UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                       FORM 10-QSB

(Mark One)
  X  	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE
       SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Period Ended June 30, 2001
      TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
       EXCHANGE ACT.

Commission File Number 33-13058-C

                -----------------------

                     SURGIDYNE, INC.
      (Name of small business issuer in its charter)

        Minnesota                           58-1486040
    (State or other jurisdiction of	      (I.R.S. Employer
     incorporation of organization)    Identification Number)

       9909 South Shore Drive, Minneapolis, MN  55441
        (Address of principal executive offices)

                     (763) 595-0665
                (Issuer's telephone number)




Check whether the issuer (1) filed all reports
required to be filed by Section 13 or 15(d) of
the Exchange Act during the past 12 months (or
for such shorter periods that the registrant was
required to file such reports), and  (2) has been
subject to such filing requirements for the
past 90 days.     X    YES           NO

7,447,085 shares of Common Stock, no par value, outstanding at June 30, 2001

Transitional Small Business Disclosure Format.
          YES        X     NO









        PART I  -  FINANCIAL INFORMATION



ITEM  1.	FINANCIAL STATEMENTS


SURGIDYNE, INC.


CONTENTS                               PAGE


FINANCIAL STATEMENTS

      Balance sheets                    3
      Statements of operations          5
      Statements of cash flows          6
      Notes to financial statements     7








































SURGIDYNE, INC.
BALANCE SHEETS


                            June 30,   December 31,
                      2001 (unaudited)    2000
ASSETS

Current Assets
   Cash                   $  21,595       $33,924
   Accounts receivable,
    less allowance for
    doubtful accounts of
    $4,200                   39,368        31,002
   Inventories (Note 2)     126,816       160,687
   Prepaid expenses (Note 5) 17,621        50,548
     Total current assets   205,400       276,161


Furniture and Equipment,
  at cost (Note 3)          353,917       353,917
   Less accumulated
    depreciation and
    amortization            331,088       328,673
      Total furniture and
        Equipment            22,829        25,244


Other Assets
   Patents and trademarks,
    net of accumulated
    amortization of
    $19,266 in 2001
    and $18,774 in 2000       4,119         4,611
   Deposits                   3,529         3,529
      Total other assets      7,648         8,140


Total assets             $  235,877    $  309,545


See Notes to Financial Statements.













SURGIDYNE, INC.
BALANCE SHEETS (continued)


                           June 30,     December 31,
                      2001 (unaudited)    2000
LIABILITIES AND
 STOCKHOLDERS' EQUITY

Current Liabilities
  Current maturities
   of capital lease      $    4,382     $    4,590
  Notes payable to
    officers and directors    8,474          8,474
  12% demand note payable    11,646         11,646
  Non-interest bearing
   demand note payable       30,000         35,546
    Accounts payable         43,877         33,582
    Accrued expenses         58,669         53,972
     Total current
        Liabilities         157,048        147,810

   Capital lease obligation,
    less current maturities   8,470         10,504


Stockholders' Equity
   Series A Preferred stock,
    authorized 1,600,000
    shares; $400,000
    liquidation preference,
    1,600,000 shares
    Issued and outstanding  400,000        400,000
   Common stock, no par
    value; authorized
    18,400,000 shares;
    Issued and outstanding
    7,447,085 shares      4,606,266      4,606,266
   Accumulated deficit   (4,935,907)    (4,855,035)
     Total stockholders'
      Equity                 70,359        151,231

        Total liabilities
         and stockholders'
         equity         $   235,877    $   309,545



See Notes to Financial Statements








SURGIDYNE, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)


                Three months ended  Six months ended
                June 30   June 30   June 30   June 30
                 2001       2000      2001      2000

Net sales        $  96,036  $ 125,823 $  226,099 $  244,038

Cost of
 goods sold         71,804     84,026    165,632    176,245
  Gross profit      24,232     41,797     60,467     67,793

Operating expenses
 Research and
  Development        3,414      2,829      6,962      5,719
 Sales and
  Marketing          7,981      9,822     17,315     17,556
 General and
  Administrative    45,068     46,827    115,271     98,002
   Total operating
     Expenses       56,463     59,478    139,548    121,277


  Operating loss   (32,231)   (17,681)   (79,081)   (52,984)


Other Income(expense)
   Interest income      12        417         26      1,158
   Interest expense (1,322)    (1,518)    (2,507)    (2,619)
    Other              658         -         690        -


      Net loss  $  (32,883)$  (18,782)$  (80,872)$  (54,945)


      Basic and diluted (loss)
       per common
       share          0.00      0.00      (0.01)     0.00


      Weighted average common
       Shares outstanding-
       Basic      7,447,085  7,017,085  7,447,085  7,017,085

See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF CASH FLOWS (UNAUDITED)

                                Six months ended
                          June 30, 2001    June 30, 2000


Cash Flows from Operating Activities
   Net loss                  $  (80,872)    $  (54,945)
   Adjustments to reconcile
   (loss)to net
     Cash used in operating
      activities:
       Depreciation and
        Amortization              2,907         2,877
       Amortization of
        prepaid consulting
        expenses                 38,635         7,727
       Changes in assets
        and liabilities:
          Accounts receivable   (8,366)        (2,610)
          Inventories           33,871           (693)
          Prepaid expenses      (5,708)        14,621
          Accounts payable and
           accrued expenses     14,992         (8,992)
       Net cash used in
        operating activities    (4,541)       (42,015)


Cash Flows from Financing Activities
   Payments on capital lease
    obligation                  (2,242)        (2,260)
   Payments on notes payable    (5,546)        (1,526)
      Net cash used in financing
        activities              (7,787)        (3,786)
      Decrease in cash         (12,329)       (45,801)

Cash:
   Beginning                    33,924         70,090
   Ending                   $   21,595     $   24,289


Supplemental Disclosures of Cash Flow Information
   Cash payments for interest$   1,383     $      640
   Equipment acquired under
    capital lease            $     -       $   19,491
   Warrant issued for
    consulting services
    (Note 5)                 $     -       $   92,724




See Notes to Financial Statements




SURGIDYNE, INC.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Note 1.	Financial Statements

The Balance Sheet as of June 30, 2001, the
Statement of Operations for the three and six month periods ended June 30, 2001 and June 30,
2000, and the Statement of Cash Flows for the six month periods ended June 30, 2001 and June 30, 2000 have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary to present fairly the financial position at June 30, 2001;
the results of operations for the three and six month periods ended June 30, 2001 and June
30, 2000 and the statement of cash flows for the six month periods ended June 30, 2001 and June 30, 2000 have been made. The Balance
Sheet at December 31, 2000 has been taken from the audited financial statements at that date. Results of operations for the interim periods are not necessarily indicative of future financial conditions or operating results. These interim financial statements should be read in conjunction with the Company's annual financial statements and related notes there to included in the Company's form 10-KSB for the year ended December 31, 2000.

Note 2.	Inventories

Inventories consisted of the following:

                       June 30,     December 31,
                        2001          2000
Component parts and
    Subassemblies    $ 62,009     $   75,780
Work in process         9,801         17,617
Finished goods         65,006         77,290
Less obsolescence
   reserve            (10,000)       (10,000)

                     $126,816      $ 160,687








Note 3. 	Furniture and Equipment

Furniture and equipment consisted of the following:

                      June 30,      December 31,
                        2001          2000
Furniture, fixtures and
    Equipment      $  251,735      $  251,735
Tooling and molds     102,182         102,182
                   $  353,917      $  353,917

Note 4.	Basic and Diluted Income (Loss) Per
            Share

Because the Company has incurred a loss in all periods presented, the inclusion of potential common shares in the calculation of diluted loss per share would have an anti-dilutive effect.
Therefore, Basic and Diluted loss per share amounts are the same for all periods presented.

Note 5.   Consulting Agreement

On June 2, 2000, the Company retained Equity
Securities Investments, Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

The consulting agreement had a term of one year and provided the Consultant with a warrant to purchase 600,000 shares of Company common stock at a price of $0.17 per share. The Company valued this warrant using the Black-Scholes pricing model, which resulted in a value of approximately
$93,000. The expense was recognized over the term of the agreement, which expired in the current quarter, and approximately $16,000 and 38,600 has been reflected as an operating expense for the three and six-month periods ended June 30, 2001.

Note 6. Recently Issued Accounting Standards:

In June 1998, the Financial Accounting Standards
Board (FASB) issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities.
This statement requires companies to record derivatives on the balance sheet as assets and liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether they qualify for hedge accounting. In July 1999, the FASB issued SFAS No. 137, delaying the effective date of SFAS No. 133 for one year, to fiscal years beginning after June 15, 2000. The
Company has determined there is no effect of implementing SFAS No. 133 on its financial position or the results of its operations.

In June 2001, the Financial Accounting Standards
Board finalized SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible
Assets. These pronouncements provide that business combinations initiated after June 30, 2001, be accounted for using the purchase method and that goodwill be reviewed for impairment rather that amortized. The Company does not believe the adoption of these pronouncements will have a material effect on its financial position or results of operations.


ITEM 2.     Management's Discussion and Analysis
                  or Plan of Operations

Results of Operations - 2001 compared to 2000

Sales.  Sales for the first six months of fiscal
2001 were $226,099 compared to $244,038 in fiscal
2000, a decrease of approximately 7%. Sales for the three months ended June 30, 2001 were $96,036 compared to $125,826 in the same period of 2000, a decrease of approximately 24%.

Gross Profit. Gross profit expressed as a percentage of sales remained relatively consistent for the first six months of 2000 and 2001 at approximately 27%. Gross profit in dollars fell in the second quarter as a result of the lower sales volume.

Operating Expenses. Operating expenses increased from $121,277 for the six-month period ended
June 30, 2000 to $139,548 for the same period in 2001. This increase was primarily the result of the amortization expense of approximately $39,000 for the consulting agreement signed in June of 2000 (See Note 5). This amortization expense more than offset a decrease in other operating expenses.

Liquidity and Capital Resources

At June 30, 2001 the Company had working capital of $48,352 compared to $128,351 at December 31, 2000.

Net cash used in operating activities for the six months ended June 30, 2001 was $4,541, consisting of a net loss of $80,872, adjusted for non-cash items of depreciation, amortization and warrant expense totaling $41,452, plus a net positive change in working capital components of $34,789.

The ability of the Company to continue as a going concern and it's short-term liquidity is dependent upon obtaining additional debt and/or equity financing to fund future development and operations.
The Company plans to add additional products in order to offer a more complete and competitive line. These products will be manufactured for the Company on an OEM basis without incurring any capital or development costs on the part of the Company. Long-term liquidity is dependent upon the attainment of the short-term factors discussed above and greater sales volume that generates profitable operations. Any increased sales volumes will depend largely on increased business from contract manufacturing and increased sales from existing and new products.

Consulting Agreement: As stated in Note 5 of the interim financial statements, on June 2, 2000, the Company retained Equity Securities
Investments, Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

Seasonality: The Company is not subject to any significant seasonal factors.

Market Risk and Impact of Inflation: We do not believe that we have any significant risks related to interest rate fluctuations. We also believe that inflation has not had a material impact on our results of operations. We cannot assure you that future inflation will not have an adverse impact on our operations results and financial condition.

Forward-looking statement

This document includes forward-looking
statements based on current expectations.
Actual results may differ materially. These forward-looking statements involve a numbers of risks and uncertainties including, but not limited to, the receipt and shipping of new orders for the Company's current products;
the timely introduction and market acceptance of new products and research and development funding at the levels required.



PART III.	OTHER INFORMATION


ITEM 6.	Exhibits and Reports on Form 8-K


(b)	Reports on Form 8-K

No reports on Form 8-K were filled during the three month period ended June 30, 2001.



        -----------------------



SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SURGIDYNE, INC.
   (Registrant)


Date:  August 3, 2001


/s/ Vance D. Fiegel
By: Vance D. Fiegel
President and Principal Accounting Officer

								Appendix G

FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2001

				UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C. 20549

				FORM 10-QSB

(Mark One)
  X  	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
	EXCHANGE ACT OF 1934


For the Quarterly Period Ended September 30, 2001
       	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT.

Commission File Number 33-13058-C

			-----------------------

				SURGIDYNE, INC.
		(Name of small business issuer in its charter)


	Minnesota					58-1486040
	(State or other jurisdiction of			(I.R.S. Employer
	incorporation of organization)			Identification Number)

		9909 South Shore Drive, Minneapolis, MN  55441
		(Address of principal executive offices)

			  (763) 595-0665
			(Issuer's telephone number)




Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past
12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.     X    YES           NO

7,447,085 shares of Common Stock, no par value, outstanding at
		September 30, 2001

Transitional Small Business Disclosure Format.     YES     X   NO

		PART I  -  FINANCIAL INFORMATION



ITEM  1.	FINANCIAL STATEMENTS


			SURGIDYNE, INC.



CONTENTS 						PAGE


FINANCIAL STATEMENTS

	Balance sheets					3
	Statements of operations			5
	Statements of cash flows			6
	Notes to financial statements			7

SURGIDYNE, INC.
BALANCE SHEETS

				September 30,		December 31,
				2001 (unaudited)	2000
ASSETS

Current Assets
  Cash		    	 	 $    7,367		$  33,924
  Accounts receivable, less
    allowance for doubtful
    accounts of $4,200  	     65,759		   31,002
  Inventories (Note 2)  	     89,664               160,687
  Prepaid expenses (Note 5)          13,062		   50,548
       Total current assets         175,852               276,161


Furniture and Equipment,
    at cost (Note 3)	            353,917		  353,917
  Less accumulated depreciation
    and amortization		    332,295		  328,673
       Total furniture and equipment 21,622    		   25,244

Other Assets

Patents and trademarks,
   net of accumulated amortization
    of $19,512 in 2001 and $18,547
    in 2000			     3,873		   4,611
    Deposits			     3,529		   3,529
        Total other assets           7,402		   8,140

           Total assets 	$  204,876  	      $  309,545

See Notes to Financial Statements.

SURGIDYNE, INC.
BALANCE SHEETS (continued)

				September 30,		December 31,
				2001 (unaudited)	2000
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Current Maturities of
    Capital Lease		  $    4,907		$    4,590
  Notes payable to officers
    and directors	               8,474	             8,474
  12% demand note payable	      11,646		    11,646
  Non-interest bearing
     demand note payable	      30,000		    35,546
  Accounts payable		      50,041		    33,582
  Accrued expenses		      58,076		    53,972
     Total current liabilities       163,144		   147,810


Capital lease obligation,
    less current maturities            6,786                10,504

Stockholders' Equity
  Series A Preferred stock,
    authorized 1,600,000 shares;
    $400,000 liquidation preference,
    1,600,000 shares Issued
    and outstanding		     400,000		   400,000
  Common stock, no par value;
    authorized 18,400,000 shares;
    Issued and outstanding
    7,447,085			   4,606,266		 4,606,266
    Accumulated deficit	          (4,971,320)		(4,855,035)

      Total stockholders' equity      34,946		   151,231

         Total liabilities and
          stockholders' equity   $   204,876	       $   309,545

See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)

			Three months ended	    Nine months ended
		September 30	September 30	September 30	September 30
		   2001		   2000		    2001	   2000
Net sales	$ 121,156	$ 100,889	$  347,256	$ 344,927

Cost of goods
 sold	  	  108,926  	   95,031    	   274,558	  271,276
  Gross profit     12,230	    5,858 	    72,698 	   73,651

Operating expenses
  Research and
   development	    3,224	    2,823	    10,185	    8,541
  Sales and
   marketing	    8,534	    8,825	    25,849	   25,307
  General and
   administrative  34,737  	   59,768	   150,008	  158,845
  Total operating
    expenses       46,495	   71,416	   186,042	  192,693


   Operating loss (34,265)        (65,558)        (113,344)      (119,042)


Other Income (expense)
  Interest income      11	       97		37	    1,255
  Interest expense (1,199)         (1,334)	    (3,709)	   (3,953)
  Other	               39	       20	       730	       20

   Net loss    $  (35,414)     $  (66,775)      $ (116,286)   $  (121,720)


   Basic and
    diluted income
    (loss) per
    common share $   0.00        $   0.01        $   (0.02)     $   (0.02)

   Weighted average
    common shares
    outstanding-
    basic	7,447,085	7,017,085        7,447,085	7,017,085

   Weighted average
    common shares
    outstanding-
    diluted	7,447,085	7,017,085	 7,447,085	7,017,085

See Notes to Financial Statements

SURGIDYNE, INC.
STATEMENTS OF CASH FLOWS (UNAUDITED)

					    Nine months ended
			    September 30, 2001		September 30, 2000
Cash Flows from Operating Activities

  Net loss			$ (116,286)		$  (121,721)
  Adjustments to reconcile
    net loss to net
   Cash used in operating
     activities:
    Depreciation and
      amortization		     4,360		      4,273
    Amortization of prepaid
      consulting expenses	    38,636		     30,908
    Changes in assets and
      liabilities:
      (Increase) decrease in:
       Accounts receivable	   (34,757)		     23,936
       Inventories		    71,023		      4,728
       Prepaid expenses		    (1,149) 		     17,782
      Increase (decrease) in:
        Accounts payable and
	 accrued expenses	    20,563		     (2,805)
      Net cash used in operating
        activities		   (17,610) 		    (42,899)

Cash Flows from Financing Activities
  Payments on capital lease
    obligation			    (3,401)		     (3,329)
    Payments on notes payable	    (5,546)		     (1,526)
      Net cash used in financing
        activities		    (8,947)		     (4,855)
      Decrease in cash		   (26,557)		    (47,754)

Cash:
  Beginning			    33,924 		     70,090
  Ending			$    7,367		 $   22,336

Supplemental Disclosures
   of Cash Flow Information
  Cash payments for interest    $    7,011                    1,309
  Equipment acquired under
    capital lease		$     -	                  $  19,491
  Warrant issued for
    consulting services (Note 5)$     -			  $  92,724


See Notes to Financial Statements

SURGIDYNE, INC.

NOTES TO FINANCIAL STATEMENTS (unaudited)


Note 1.	Financial Statements

The Balance Sheet as of September 30, 2001, the Statement of Operations for the three and nine month periods ended September 30, 2001 and September 30, 2000, and the Statement of Cash
Flows for the nine month periods ended September 30, 2001 and September 30, 2000 have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary to present fairly the financial position at September 30, 2001; the results of operations for the three and nine month periods ended September 30, 2001 and September 30, 2000 and the statement of cash flows for the nine month periods ended September 30, 2001 and September 30, 2000 have been made.
The Balance Sheet at December 31, 2000 has been taken from the audited financial statements at that date. Results of operations for the interim periods are not necessarily indicative of future financial conditions or operating results. These interim financial statements should be read in conjunction with the Company's annual financial statements and related notes there to included in the Company's form 10-KSB for the year ended December 31, 2000.

Note 2.	Inventories
Inventories consisted of the following:

		   September 30,	December 31,
		      2001		  2000
Component parts and
  subassemblies      $ 31,882		$ 75,780
Work in process	       13,283		  17,617
Finished goods	       54,499		  77,290
Less obsolescence
  reserve	      (10,000)		 (10,000)

		     $ 89,664		$160,687

Note 3. 	Furniture and Equipment
Furniture and equipment consisted of the following:

<CAPTIOM>
		   September 30,	December 31,
		      2001		   2000
Furniture, fixtures
and equipment	     $  252,235		$  252,235
Tooling and molds       101,152		   101,152
		     $  353,917		$  353,917

Note 4.	Basic and Diluted Income (Loss) Per Share

Because the Company has incurred a loss in all periods presented the inclusion of potential common shares in the calculation of diluted loss per share would have an anti-dilutive effect. Therefore, Basic and Diluted loss per share amounts are the same all periods presented.

Note 5.   Consulting Agreement

On June 2, 2000, the Company retained Equity Securities
Investments, Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. However, there can be no assurance that these activities will result in a proposal acceptable to the Company or that any transaction will be completed.

The consulting agreement had a term of one year and provided the Consultant with a warrant to purchase
600,000 shares of Company common stock at a price of $0.17 per share. The warrant issued was fully exercisable and vested on the date of issuance. The Company valued this warrant using the Black-Scholes pricing model, which resulted in a value of approximately $93,000.
The expense was recognized over the term of the agreement, which expired in June 2001, and approximately
$38,600 has been reflected as an operating expense for the nine-month period ended September 30, 2001.

Note 6. Recently Issued Accounting Standards

In July 2001 FAS 141, Business Combinations, and FAS 142
Goodwill and Other Intangible Assets, were issued. These pronouncements provide that all business combinations initiated after June 30, 2001 be accounted for using the purchase method and that goodwill be reviewed for impairment rather than amortized, beginning on January
1, 2002. The Company does not believe that the adoption of these pronouncements will have a material effect on its financial statements. Any business combination transactions in the future would be accounted for under this new guidance.

In September 2001, the FASB issued Statement 143, Asset
Retirement Obligations. This Statement addresses financial accounting and reporting for obligation associated with the retirement of tangible long-lived assets and the associated asset retirement costs. The
Statement will be effective for the Company's fiscal year ending December 2003. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In August 2001, the FASB issued Statement 144, Accounting for Impairment or Disposal of Long-Lived Assets. This
Statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets.
The Statement will be effective for the Company's fiscal year ending December 2002. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

Note 7. Liquidity

During the nine months ended September 30, 2001, the Company's working capital fell to $12,708, a reduction of over $115,000. During the same period, the Company sustained a net loss of approximately $116,000.
During the past year the Company has been attempting to find a suitable merger partner. However, during the quarter ended September 30, 2001, it became increasingly clear to management that the best, if not only, opportunity for the Company to pay off its creditors and maintain its corporate structure is to affect an outright sale of its operating assets. The
Company has negotiated what management believes to be a fair offer from another medical products company.
A purchase agreement has been signed by both parties, subject to shareholder approval, to sell substantially all of its operating assets to this third party. After the sale, if it occurs, the company estimates it will have enough cash to pay off certain of the liabilities that would not be assumed by the purchaser and after which would be left with a small cash balance. This cash would be used by the Company to maintain its capital structure and seek a business combination or other transaction. The company would be left with no other operating assets and as a result would have no sales or other operating activities. However, there can be no assurance that shareholder approval for the asset sale can be obtained. Accordingly, if such approval is not obtained or if for other reasons the sale does not occur, the company could be forced to curtail operations and or consider filing for bankruptcy. The financial statements do not contain any adjustments that might arise if the Company ceases to be a going concern. See Management's
Discussion and Analysis for further information.

ITEM 2.		Management's Discussion and
              Analysis or Plan of Operations

Results of Operations - 2001 compared to 2000

Sales.  Sales for the first nine months of fiscal year
2001 were $347,256 compared to $344,927 in fiscal 2000.
While international and domestic wound drainage product sales continued their decline, their sales losses were offset by an increase in OEM sales including significant sales to one customer that had not purchased any product for several years. Sales for the three months ended
September 2001 were $121,156 compared to $100,889 for three months ended September 30, 2000. Fifty percent of this increase was due to sales to this same OEM customer, with the balance being due to modest increases in international sales being partially offset by sales losses in domestic sales. There can be no assurance that OEM sales will continue at their current level.

Gross Profit. Gross profit, expressed as a percentage of sales, for the nine months ended September 2001 were comparable to the gross profits for the first nine months of 2000. While gross profits for the three month period ended September 30 2001 were higher than the gross profits for the same period of 2000, they were still only about 50% of average for recent years. The overall low margins are primarily attributed to the low through put in production, combined with higher purchase prices, which are the result of continued low levels of sales of the wound drainage devices.

Operating Expenses. Operating expenses remained essentially flat at $186,042 for the nine-month period ended September 30, 2001 versus $192,693 for the same period in 2000. The operating expenses for the three months ended September 2001 were $46,495 compared to $71,414 for the same period in 2000. This reduction of $24,921 is primarily due to the expiration of the monthly expense of $7782 for the amortization of the consulting agreement signed in June 2000 and ended June 2001.
(See Note 5)

Liquidity and Capital Resources

At September 30, 2001 the Company had working capital of $12,708 compared to $128,251 at December 31, 2000.

The net cash used in operating activities for the first nine months of 2001 was $17,611, primarily due to the net loss of $116,286, which was partially offset by depreciation and amortization of $42,995 and a net positive change in working capital components of $55,680. This positive change in working capital components for cash flow purposes is primarily the result of a reduction in inventory along with an increase in accounts payable.

During the past year the Company has been attempting to find a suitable merger candidate or buyer. However, during the quarter ended September 30, 2001, it became increasingly clear to management that the best, if not only, opportunity for the Company to pay off its creditors and maintain its corporate structure is to affect an outright sale of its operating assets.
During this period, the Company had what it believes to be a fair offer for purchase of the operating assets of the Company by another medical products company. The Company is preparing to obtain shareholder approval to sell substantially all its operating assets to a third party. However, there can be no assurance that shareholder approval for the asset sale can be obtained. Accordingly, if such approval is not obtained or if for other reasons the sale does not occur, the company could be forced to curtail operations and or consider filing for bankruptcy.

Consulting Agreement: As stated in Note 5 of the interim financial statements, on June 2, 2000, the Company retained Equity Securities Investments,
Inc. (the Consultant) to advise and assist the Company in evaluating strategic opportunities including a possible sale or merger. The agreement with the Consultant has not been terminated. However, in the past 18 months, the Consultant has not been able to identify any acceptable potential merger candidates or potential buyers for the Company.

Seasonality: The Company is not subject to any significant seasonal factors.

Market Risk and Impact of Inflation: We do not believe that we have any significant risks related to interest rate fluctuations. We also believe that inflation has not had a material impact on our results of operations. We cannot assure you that future inflation will not have an adverse impact on our operations results and financial condition.

Forward-looking statement

This document includes forward-looking statements based on current expectations. Actual results may differ materially. These forward-looking statements involve a numbers of risks and uncertainties.

PART III.	OTHER INFORMATION


ITEM 6.	Exhibits and Reports on Form 8-K


(b) Reports on Form 8-K

No reports on Form 8-K were filled during the three month period ended September 30, 2001.



           -----------------------



                SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SURGIDYNE, INC.
   (Registrant)



Date:  November 13, 2001  	/s/ Theodore Johnson
				By: Theodore Johnson
				chairman of the Board

								Appendix H


INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Surgidyne, Inc.
Plymouth, Minnesota


We have audited the accompanying balance sheets of Surgidyne, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and the cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surgidyne, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is dependent upon obtaining additional debt or equity financing to fund future development and operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



							McGLADREY & PULLEN,LLP


Minneapolis, Minnesota
March 1, 2001

			REVOCABLE PROXY CARD

			SURGIDYNE, INC.
		SPECIAL MEETING OF SHAREHOLDERS

			DECEMBER __, 2001

	THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned hereby appoints Theodore Johnson, with the power to act alone and with full power of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock or preferred stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held on December __, 2001, at ____________ _____________________ located at _________________________________, ___________,
Minnesota at _____ (a.m./p.m.), Minneapolis, Minnesota time, and at any and all adjournments thereof, as specified on the reverse side of this proxy.

	THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL TO APPROVE THE ASSET PURCHASE AGREEMENT DATED OCTOBER 4, 2001 PURSUANT TO WHICH THE COMPANY WILL SELL ALL OF ITS ASSETS TO OXBORO MEDICAL, INC., FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME OF THE COMPANY, AND FOR THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 20,000,000 TO 200,000,000. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

			(Continued on reverse side)







The Board of Directors recommends a vote "FOR" each of the proposals listed below:.





I.	TO APPROVE THE ASSET PURCHASE 		FOR	AGAINST	  ABSTAIN
	AGREEMENT PURSUANT TO WHICH THE
	COMPANY WILL SELL ALL OF ITS 		[ ]	  [ ]	    [ ]
	ASSETS TO OXBORO MEDICAL, INC



II.	TO APPROVE THE AMENDMENT TO 		FOR	AGAINST	  ABSTAIN
	THE COMPANY'S ARTICLES OF
	INCORPORATION, AS AMENDED, TO 		[ ]	  [ ]	    [ ]
	CHANGE THE NAME OF THE
	COMPANY TO SURG ii


III.	TO APPROVE THE AMENDMENT TO THE 	FOR	AGAINST	  ABSTAIN
	COMPANY'S ARTICLES OF
	INCORPORATION, AS AMENDED, TO 		[ ]	  [ ]	    [ ]
	INCREASE THE NUMBER OF
	AUTHORIZED SHARES FROM 20,000,000
	TO 200,000,000



     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed termi-nated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, Notice of the Annual Meeting and a Proxy Statement dated __________, 2001.


Signatures(s) 						Date